UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: February 29, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report February 29, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Large Cap Value Fund	NNGAX	NNGCX	NMMTX	NNGRX
Nuveen Large Cap Core Fund	NLACX	NLCDX	—	NLCIX
Nuveen Large Cap Growth Fund	NLAGX	NLCGX	—	NLIGX
Nuveen Concentrated Core Fund	NCADX	NCAEX	—	NCAFX
Nuveen Core Dividend Fund	NCDAX	NCCDX	—	NCDIX
Nuveen Growth Fund	NSAGX	NSRCX	NBGRX	NSRGX
Nuveen Large Cap Core Plus Fund	NLAPX	NLPCX	—	NLPIX
Nuveen Equity Long/Short Fund	NELAX	NELCX	—	NELIX
Nuveen Equity Market Neutral Fund	NMAEX	NMECX	—	NIMEX

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Table

of Contents

Nuveen	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The financial markets saw an increase in volatility over the past year. Global economic growth has continued to look fragile, led by China’s ongoing slowdown and stagnant growth in Europe and Japan. By contrast, the U.S. economy’s modest recovery stayed on pace. However, concerns about downside risks to U.S. economic growth were heightened in early 2016 amid a weak global growth outlook and churning stock markets. In addition to the challenging economic backdrop, the persistent decline of oil prices and a rally in the U.S. dollar dampened U.S. corporate earnings growth, further contributing to an uncertain outlook.

For most of 2015, the U.S. Federal Reserve postponed the first increase to its main policy interest rate, which tended to boost risky assets and weigh on longer-term bond yields at points throughout the year. However, volatility rose in the late spring amid Greece’s turbulent negotiations with its European Union creditors. Not soon after, China’s stock market crashed amid worries about its decelerating economy and a loss of confidence in its policy makers. Conditions turned more favorable in the fall, as the Fed delayed its rate hike again in October, the European Central Bank appeared poised for further easing and China administered another round of stimulus measures. By the time the Fed announced the rate hike in December, the move was widely expected and had very little market impact.

Although volatility spiked in early 2016, conditions have generally improved since mid-February 2016. Global growth expectations remain subdued, but investors have gained more confidence that the Fed’s interest rate increases will be gradual, oil prices appear more stable, the U.S. dollar has weakened and the U.S. economy continues to look fairly resilient. Consumer spending, which represents roughly two-thirds of the economy, continues to be supported by the meaningful improvement in the labor market, wage growth and cheaper gas prices.

The global markets may continue seeing bouts of market turbulence this year. While short-term volatility can be uncomfortable for investors, these periods can also provide opportunities. The experienced investment professionals working for you at Nuveen continue to seek upside potential and manage downside risks, whether markets are rising or falling. We also encourage you to contact your financial advisor, who can help you develop a plan to weather short-term price swings, while remaining consistent with your investment goals, time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

April 25, 2016

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Portfolio Managers’

Comments

Nuveen Large Cap Value Fund

Nuveen Large Cap Core Fund

Nuveen Large Cap Growth Fund

Nuveen Concentrated Core Fund

Nuveen Core Dividend Fund

Nuveen Growth Fund

Nuveen Large Cap Core Plus Fund

Nuveen Equity Long/Short Fund

Nuveen Equity Market Neutral Fund

These Funds are part of the Nuveen Large Cap Equity Series and feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Robert C. Doll, CFA, a senior portfolio manager and chief equity strategist at Nuveen Asset Management, is portfolio manager for all of the Funds. Effective December 31, 2015, Scott M. Tonneson, CFA, who was previously a portfolio manager for the Nuveen Equity Long/Short Fund, was added as a portfolio manager for the rest of the Nuveen Large Cap Equity Series. Anthony R. Burger, CFA, director of quantitative equity research, also serves as a portfolio manager for the Nuveen Equity Long/Short Fund.

On the following pages, the management team discusses key investment strategies and the Funds’ performance for the six-month reporting period ended February 29, 2016.

How did the Funds perform during the six-month reporting period ended February 29, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the six-month, one-year, five-year, ten-year and/or since inception periods ended February 29, 2016. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the six-month reporting period ended February 29, 2016 and how did these strategies influence performance?

Nuveen Large Cap Value Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Value Index and the comparative Lipper classification average during the six-month reporting period ended February 29, 2016.

The Nuveen Large Cap Value Fund seeks long-term capital appreciation by investing primarily in large-capitalization stocks of U.S. companies. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Value Index, which are primarily large-cap value companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above-market returns over time.

During the reporting period, the Fund underperformed mainly due to broad-based stock selection issues, particularly in industrials, energy, consumer discretionary and telecommunication services. An underweight position in utilities, the strongest performing sector in the index, was also a drag on results. Additionally, the Fund’s emphasis on stocks with more volatility, a higher degree of leverage and more variation in earnings hampered returns.

The Fund’s three most significant detractors during the reporting period were energy related, including Texas-based Denbury Resources Inc., an independent oil and gas exploration and production company. Denbury’s performance is closely correlated to the price of West Texas Intermediate (WTI) crude since the company derives virtually all of its revenues from oil sales. After Denbury’s share price rose earlier in 2015, it subsequently declined sharply in tandem with the price of WTI oil as investors anticipated the resulting slowdown in production, revenue and therefore earnings. Also, offshore oil and gas drilling specialist Atwood Oceanics Inc. saw its shares decline steadily during the reporting period. Despite reporting operating results that exceeded Wall Street analysts’ expectations, the continued drop in crude oil prices weighed on the company’s earnings. Investors were concerned that less demand, rising inventories and day-rate pricing declines could further pressure Atwood Oceanics’ future earnings. In addition, shares of Louisiana-based Tidewater Inc., the leading provider of larger offshore support vessels (OSVs) for drill rig support and maintenance to the global energy industry, were on a downward trajectory throughout the reporting period. Tidewater has significantly underperformed the energy equipment and services industry as it continues to suffer from deteriorating earnings per share. Demand has stalled for OSVs in light of the drop in crude oil prices to multi-year lows.

On the positive side, the Fund benefited from stock selection in the materials and information technology sectors. Overweight positions in information technology and industrials, two sectors that produced positive returns during the reporting period, were also helpful. In addition, underweights in the two worst-performing sectors in the benchmark, energy and financials, boosted the Fund’s results.

In the materials sector, a position in Cabot Corporation, a provider of global specialty chemicals and performance materials such as rubber and various carbons, rebounded during the reporting period. Earlier in 2015, the company struggled in the face of a challenging macroeconomic environment that included low oil prices, slowing emerging market demand and the strong dollar. However, as the year progressed, company management positively surprised investors by delivering a better-than-expected earnings report achieved through disciplined cost controls. Investors also applauded Cabot’s more upbeat outlook for the coming year for its specialty chemicals segment. The Fund also benefited from a position in Ingram Micro Inc., the world’s largest wholesale distributor of computer and technology products, which it provides to leading manufacturers such as Acer, Apple, IBM, Lenovo, Samsung and others. In mid-February, a unit of Chinese conglomerate HNA Group announced intentions to purchase Ingram Micro in an all cash-deal worth around $6 billion, which resulted in a significant jump in the stock price. The deal, which is subject to shareholder approval from both companies as well as U.S. and Chinese regulatory approval, is anticipated to close in the second half of 2016. In addition, a position in the world’s largest independent oil refiner, Valero Energy Corporation, provided a major boost for the Fund. The company operates refineries in the U.S., Canada and the U.K. and also sells gasoline to thousands of filling stations. Valero Energy’s shares bucked the downward trend seen across most of the energy sector by posting stellar gains in 2015 as it benefited from the decline in crude oil prices throughout the latter half of year. With the stock near all-time highs, we believed our investment objectives were largely satisfied. Therefore, we took the opportunity to sell our Valero Energy position at an opportune time in January before its share price dropped fairly significantly in February.

Nuveen Large Cap Core Fund

The Fund’s Class A Shares at NAV underperformed the Russell 1000® Index and performed in line with the comparative Lipper classification average during the six-month reporting period ended February 29, 2016.

The Nuveen Large Cap Core Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are

6	Nuveen

primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above-market returns over time.

The Fund performed in line with its Lipper benchmark during the six-month reporting period; however, its performance fell short of the Russell 1000® Index. On the positive side, the Fund benefited from stock selection in the consumer discretionary and materials sectors. Also, the Fund’s underweight in higher momentum stocks helped its return as these stocks tended to underperform during the reporting period.

In terms of successful positions, two companies that had previously struggled for a number of quarters saw their share prices advance during this reporting period. The first, global e-commerce marketplace provider Groupon Inc., connects millions of subscribers in more than 28 countries with area merchants offering deals for activities, travel, goods and services. Two catalysts caused significant gains for Groupon’s stock price. Investors initially took notice after Groupon’s fourth-quarter earnings release, which showed the company beginning to successfully execute on its strategy to improve overall operating results and profits. Then in mid-February, China’s e-commerce giant Alibaba Group disclosed that it had taken a small minority stake in the company, which gave investors more reason to be hopeful for its future growth prospects. Also, a position in Joy Global Inc., a manufacturer and servicer of heavy duty equipment used in the mining industry, boosted the Fund’s results. Although the mining sector previously showed a steady decline for services and products provided by Joy Global, more recent signs developed that the decline could be bottoming with a few pockets of stabilization. This was enough news for investors to reward the company’s shares from extremely depressed levels. In the materials sector, a long position in Cabot Corporation, a provider of global specialty chemicals and performance materials such as rubber and various carbons, helped as the stock price rebounded during the reporting period. Earlier in 2015, the company struggled in the face of a challenging macroeconomic environment that included low oil prices, slowing emerging market demand and the strong dollar. However, as the year progressed, company management positively surprised investors by delivering a better-than-expected earnings report achieved through disciplined cost controls. Investors also applauded Cabot’s more upbeat outlook for the coming year for its specialty chemicals segment.

During the reporting period, the Fund underperformed its Russell benchmark mainly due to its emphasis on stocks with more volatility, a higher degree of leverage and more variation in earnings, strategies that all hampered returns. Also, a tilt toward more value-oriented stocks hindered the Fund’s returns. In addition, an underweight position in consumer staples detracted since that segment outperformed the overall Russell 1000® benchmark return by more than 10%. Stock selection was also particularly weak within the industrials sector.

The Fund’s two most significant detractors were energy related, including Texas-based Denbury Resources Inc., an independent oil and gas exploration and production company. Denbury’s performance is closely correlated to the price of West Texas Intermediate (WTI) crude since the company derives virtually all of its revenues from oil sales. After Denbury’s share price rose earlier in 2015, it subsequently declined sharply in tandem with the price of WTI oil as investors anticipated the resulting slowdown in production, revenue and therefore earnings. Also, shares of Louisiana-based Tidewater Inc., the leading provider of larger offshore support vessels (OSVs) for drill rig support and maintenance to the global energy industry, were on a downward trajectory throughout the reporting period. Tidewater has significantly underperformed the energy equipment and services industry as it continues to suffer from deteriorating earnings per share. Demand has stalled for OSVs in light of the drop in crude oil prices to multi-year lows. In the consumer discretionary sector, the Fund’s position in Aaron’s Inc. detracted during the reporting period. The company engages in the lease, lease-to-own and retail sale of mostly big-ticket household items such as televisions, furniture, washers, dryers and refrigerators. Concern over higher-than-expected bad debt expense from Aaron’s rental segment caused investors to pull back and reassess the risk to the company’s overall business and profitability.

Nuveen Large Cap Growth Fund

The Fund’s Class A Shares at NAV underperformed the Russell 1000® Growth Index, but outperformed the comparative Lipper classification average during the six-month reporting period ended February 29, 2016.

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Portfolio Managers’ Comments (continued)

The Nuveen Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above-average growth potential. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above-market returns over time.

The Fund outpaced its Lipper benchmark during the six-month reporting period; however, its performance fell short of the Russell 1000® Growth Index. On the positive side, the Fund benefited from stock selection in the energy, health care and materials sectors. Additionally, the Fund’s tilt away from stocks with the highest projected growth rates within the index boosted returns as the market shifted away from these stocks.

Two consumer discretionary holdings were the top performers for the Fund during this reporting period. The first, global e-commerce marketplace provider Groupon Inc., connects millions of subscribers in more than 28 countries with area merchants offering deals for activities, travel, goods and services. Two catalysts caused significant gains for Groupon’s stock price. Investors initially took notice after Groupon’s fourth-quarter earnings release, which showed the company beginning to successfully execute on its strategy to improve overall operating results and profits. Then in mid-February, China’s e-commerce giant Alibaba Group disclosed that it had taken a small minority stake in the company, which gave investors more reason to be hopeful for its future growth prospects. Also in discretionary, the Fund benefited again from its position in Cablevision Systems Corporation, a cable television provider serving the New York region. Shares of the company advanced strongly during the reporting period, hitting a 52-week high in mid-September after European cable company Altice Group formally announced its takeover bid, which will create the fourth largest cable operator in the U.S. market. The Fund also experienced strong returns from a position in Ingram Micro Inc., the world’s largest wholesale distributor of computer and technology products, which it provides to leading manufacturers such as Acer, Apple, IBM, Lenovo, Samsung and others. In mid-February, a unit of Chinese conglomerate HNA Group announced intentions to purchase Ingram Micro in an all cash-deal worth around $6 billion, which resulted in a significant jump in the stock price. The deal, which is subject to shareholder approval from both companies as well as U.S. and Chinese regulatory approval, is anticipated to close in the second half of 2016.

The Fund underperformed the Russell benchmark mainly due to its emphasis on stocks with more volatility, a higher degree of leverage and more variation in earnings, strategies that all hampered returns during the reporting period. An underweight position and stock selection in consumer staples, the second strongest performing sector in the index, were also unsuccessful. In addition, stock selection in the industrial and consumer discretionary sectors, as well as a tilt toward more value-oriented stocks, hindered the Fund’s returns.

The most significant laggard was offshore oil and gas drilling specialist Atwood Oceanics Inc., which saw its shares steadily decline during the reporting period. Despite reporting operating results that exceeded Wall Street analysts’ expectations, the continued drop in crude oil prices weighed on the company’s results. Investors were concerned that less demand, rising inventories and day-rate pricing declines could further pressure Atwood Oceanics’ future earnings. In the information technology space, the Fund was hindered by an underweight position in Facebook Inc. Investors’ expectations for earnings improved due to evidence of the company’s success in growing its mobile business, where users are spending more time and money, which is leading to increased overall advertising revenues. Facebook is particularly well positioned as video viewing accelerates and advertisers are increasing the portion of their budgets allocated to highly-targeted online video campaigns. Also, in the consumer discretionary sector, the Fund’s position in Aaron’s Inc. detracted during the reporting period. The company engages in the lease, lease-to-own and retail sale of mostly big-ticket household items such as televisions, furniture, washers, dryers and refrigerators. Concern over higher-than-expected bad debt expense from Aaron’s rental segment caused investors to pull back and reassess the risk to the company’s overall business and profitability.

Nuveen Concentrated Core Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 29, 2016.

8	Nuveen

The Nuveen Concentrated Core Fund seeks long-term capital appreciation by investing in a highly concentrated portfolio of approximately 20 stocks of well-run companies that the investment team believes are attractive. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multifactor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above-market returns over time.

During the reporting period, the Fund underperformed mainly due to stock selection, particularly in the information technology, consumer staples and industrials sectors. The Fund’s overweight in health care, which was more than double the index weight, was also a drag on results as the sector was one of the weakest performers during the reporting period. In addition, the Fund had no exposure to utilities and an underweight in consumer staples, two of the three strongest performing sectors in the index. Finally, we emphasized stocks that showed more variation in earnings and more volatility as well as value-oriented stocks, strategies that all hampered returns during the reporting period.

In the financial sector, shares of Bank of America Corporation, the fifth largest bank in the world by market capitalization, dropped sharply at the beginning of 2016 along with the rest of the banking industry. Concerns surrounding global economic health, plunging oil prices and the uncertain future pace of Federal Reserve interest rate increases weighed heavily on the sector. Shares of Bank of America fell further than its largest rivals, perhaps because the company is poised to benefit more as interest rates rise. In the information technology area, shares of HP Inc. detracted during the reporting period. HP is the personal computer entity that was part of the split from the former Hewlett-Packard Company on November 1, 2015. Hewlett-Packard Company reported its final combined results in November, which were disappointing, but more importantly offered dismal forward-looking guidance for HP in the coming quarter. This negative outlook was due to the ongoing decline in personal computer sales, resulting from the lack of device replacement, as well as the strong U.S. dollar. Also, health care services company McKesson Corporation detracted during the reporting period after its shares had reached all-time highs in 2015. The company, which distributes pharmaceuticals and technology solutions to retail pharmacies, hospitals and other health care providers, saw its stock price plunge in January. At that time, McKesson lowered guidance for its fiscal 2016 earnings based on weaker pricing trends for generic pharmaceuticals and recent customer consolidation.

On the positive side, the Fund benefited from its lack of exposure to energy, the worst-performing sector in the index during the reporting period, which fell more than 13%. An overweight position and stock selection in telecommunication services also proved beneficial. Telecommunication services was the strongest performing sector in the index, advancing more than 11% whereas the benchmark posted a negative return. Also, the Fund’s underweight in higher momentum stocks helped its return as these stocks tended to underperform during the reporting period. Finally, an overweight in stocks with lower price/earnings (P/E) ratios aided performance since these stocks outperformed.

The Fund’s top performer was CenturyLink Inc., the third largest telecommunications company in the U.S., which saw its shares rebound after underperforming during the previous reporting period. CenturyLink’s announcement regarding a strategic review of its datacenter business caught the attention of investors in late 2015. When the company reported its fourth-quarter results, investors were pleasantly surprised by revenues and earnings that were much better than some expected. The Fund also benefited from a position in The Travelers Companies Inc., one of the nation’s leading providers of auto, homeowners and commercial property/casualty insurance. Its shares appreciated strongly in October after the company reported it had beaten estimates for revenue and earnings for the third time in the past four fiscal quarters due to solid underwriting results. The company’s focus on reducing expenses and acquisition costs has also led to improving margins. Travelers Companies continues to manage well across its diverse insurance lineup and remains committed to return capital to shareholders via buybacks and dividends. Our position in UnitedHealth Group Inc., the largest of the U.S. health insurers, also contributed to outperformance again during this reporting period. After experiencing some uncertainty in mid-2015, company management showed much more confidence after reporting fourth-quarter results. Medical cost trends were better than the company expected, while management’s outlook heading into 2016 was also more promising. These factors helped UnitedHealth Group’s shares to outperform many of its sector peers.

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Portfolio Managers’ Comments (continued)

Nuveen Core Dividend Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 29, 2016.

The Nuveen Core Dividend Fund seeks to provide total return from dividend income and long-term capital appreciation by investing primarily in dividend-paying equity securities. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that pay dividends, have the potential to increase their dividends, and that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above-market returns over time.

During the reporting period, the Fund underperformed mainly due to stock selection, particularly within the energy and utilities sectors. Also, we emphasized stocks with more volatility, a higher degree of leverage and more variation in earnings, strategies that all hampered returns. In addition, an underweight position and stock selection in consumer staples detracted from results, especially in light of the strong gains for that sector during the reporting period.

The Fund’s most significant laggard was found in the energy sector, Texas-based Denbury Resources Inc., an independent oil and gas exploration and production company. Denbury’s performance is closely correlated to the price of West Texas Intermediate (WTI) crude since the company derives virtually all of its revenues from oil sales. After Denbury’s share price rose earlier in 2015, it subsequently declined sharply in tandem with the price of WTI oil as investors anticipated the resulting slowdown in production, revenue and therefore earnings. A position in TerraForm Power Inc., which is a clean power company operated as a “yield co” by solar power developer SunEdison, detracted after its shares plunged during the month of November. TerraForm Power reported a loss in its third-quarter earnings announcement, falling far short of analysts’ expectations, while its parent company also reported mixed results. However, the company’s shares were able to recover some of the loss after Congress voted in December to keep the solar investment tax credit through 2019 and extend the wind production tax credit through 2020. Also, shares of Louisiana-based Tidewater Inc., the leading provider of larger offshore support vessels (OSVs) for drill rig support and maintenance to the global energy industry, were on a downward trajectory throughout the reporting period. Tidewater has significantly underperformed the energy equipment and services industry as it continues to suffer from deteriorating earnings per share. Demand has stalled for OSVs in light of the drop in crude oil prices to multi-year lows.

On the positive side, the Fund benefited from an underweight position in financials, a sector that underperformed the overall benchmark return by more than 6%. At the same time, stock selection was favorable in the consumer discretionary sector. In addition, the Fund’s underweight in growth-oriented stocks within the index boosted returns as the market shifted away from this segment of the market.

The top three contributors for the Fund during the reporting period were found in the two consumer sectors. In consumer discretionary, the Fund benefited again from its holding in Cablevision Systems Corporation, a cable television provider serving the New York region. Shares of the company advanced strongly during the reporting period, hitting a 52-week high in mid-September after European cable company Altice Group formally announced its takeover bid, which will create the fourth largest cable operator in the U.S. market. We sold our position in Cablevision Systems Corporation during the reporting period. Also in the discretionary sector, shares of upscale casual wear retailer Abercrombie & Fitch Company experienced gains during the reporting period. After struggling for several quarters, the company made meaningful progress toward better operating results. Led by strength in the Hollister brand and its international business, Abercrombie & Fitch’s same-store sales showed improvement in a less promotional environment, driving better earnings than investors expected. Finally, in the consumer staples group, shares of tobacco and cigarette company Altria Group Inc. advanced strongly during the reporting period. The company continued to deliver solid results driven by consumers who are benefiting from lower gas prices and a better employment picture. Also, Altria’s management team has instituted multiple cost-saving initiatives, as well as measured price increases to help drive margins and earnings higher.

10	Nuveen

Nuveen Growth Fund

The Fund’s Class A Shares at NAV underperformed the Russell 1000® Growth Index, but outperformed the comparative Lipper classification average during the six-month reporting period ended February 29, 2016.

The Nuveen Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above-average growth potential combined with durable and stable earnings streams. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We begin with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our industry perspectives to select growth-oriented holdings. Our goal is to invest primarily in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets. We believe that buying such companies at reasonable prices can provide above-market returns over time.

The Fund outpaced its Lipper benchmark during the six-month reporting period; however, its performance fell short of the Russell 1000® Growth Index. On the positive side, the Fund particularly benefited from its underweight position in stocks that showed more volatility because investors favored more stable and defensive names. Tilts away from stocks with the highest projected growth rates and stocks that showed more variation in earnings were both beneficial strategies during the reporting period. Stock selection was also successful in the health care and information technology sectors. Finally, a lack of exposure to energy aided results as the sector was the worst-performing area in the index by a wide margin, down more than 40% during the six-month reporting period.

In the consumer discretionary sector, the Fund benefited from a position in soft drink maker and distributor Dr Pepper Snapple Group Inc. The company reported solid third-quarter 2015 results driven by strength in its packaged beverages and concentrates, as well as better results from its Latin American operations. Company management also provided upbeat guidance, which gave more support to the already significant advance in Dr Pepper Snapple’s share price in 2015. Also in the discretionary sector, shares of home improvement retailer Home Depot Inc. were up sharply, hitting an all-time high in November after the company reported stellar third-quarter results that topped analysts’ expectations. Most impressively, comparable-store sales growth was very robust as the company has been able to effectively capitalize on the strength of the U.S. economy with increased store traffic and outpace its main competitor Lowe’s. Home Depot has also been building out an effective e-commerce strategy where others have struggled, a particularly difficult challenge in the building materials industry, reporting 25% growth in online sales over the past year during a recent earnings report. In information technology, shares of Microsoft Corporation advanced after the company generated earnings that exceeded expectations. Microsoft is benefiting as it grows its cloud-focused business Azure, while continuing to look for ways to cut costs. We anticipate that Azure, the nation’s second largest public cloud provider, will be able to continue to grow its market share. With Microsoft poised to break out the financials for this division in 2016, we believe investors will likely re-rate shares of the company higher.

During the reporting period, the Fund underperformed the Russell benchmark mainly due to stock selection in the consumer staples sector. A fairly significant overweight in health care also detracted since that sector fell by nearly 10% during the reporting period.

In the information technology space, the Fund was hindered by its lack of exposure to Facebook Inc., which represents a large weight in the index. Investors’ expectations for earnings improved due to evidence of the company’s success in growing its mobile business, where users are spending more time and money, which is leading to increased overall advertising revenues. Facebook is particularly well positioned as video viewing accelerates and advertisers are increasing the portion of their budgets allocated to highly-targeted online video campaigns. Also, a pair of consumer discretionary names weighed on the Fund’s results, Gap Inc. and Polaris Industries Inc. Worldwide apparel retailer Gap, operating under store brands that include Gap, Banana Republic, Old Navy, Athleta and Intermix, saw its shares decline fairly significantly. The positive trends experienced at Old Navy could not overcome the disappointing comparable store sales from Gap and Banana Republic. In addition, elevated inventory levels caused investors to be cautious. Later in the reporting period, the retailer announced plans to close stores and streamline staffing as it attempted to rebuild and strengthen its brand in the face of increasing global competition. Shares of snowmobile and recreational vehicle manufacturer Polaris were down fairly significantly during the reporting period. Although the company announced better-than-expected third-quarter 2015 results, Polaris rattled investors by lowering full-year guidance several times during the reporting period. The company

Nuveen	11

Portfolio Managers’ Comments (continued)

faced a number of headwinds including a broad-based slowdown in consumer traffic and retail sales, currency headwinds and unseasonably warm winter weather that negatively impacted snowmobile sales. We have sold our positions in both Gap Inc. and Polaris Industries Inc.

Nuveen Large Cap Core Plus Fund

The Fund’s Class A Shares at NAV underperformed the Russell 1000® Index, but outperformed the comparative Lipper classification average during the six-month reporting period ended February 29, 2016.

The Nuveen Large Cap Core Plus Fund seeks long-term capital appreciation by investing in both long and short positions primarily of large-capitalization stocks from U.S. companies. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above-market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain approximately 100% net long exposure to the equity market (long 130% market value versus short 30% market value); however, the long and short positions will vary in size as market conditions change.

The Fund outpaced its Lipper benchmark during the six-month reporting period; however, its performance fell short of the Russell 1000® Index. On the positive side, short positions, in aggregate, added value. Also, the Fund’s results were aided by a net short position in energy, the worst-performing sector in the Russell 1000® Index during the reporting period, which fell more than 13%. Stock selection was also beneficial in the materials and information technology sectors. In addition, an overweight in stocks with lower price/earnings (P/E) ratios and an underweight in more growth-oriented stocks were both successful strategies for the Fund.

As mentioned, the Fund benefited overall from its short positions, including offshore oil exploration and production company Cobalt International Energy Inc. As the price of crude oil continued its decline during the reporting period, many energy companies came under increasing pressure. Investors further punished Cobalt’s stock price and questioned the company’s viability due to its declining revenue prospects and the announced sale of assets in Angola, which many speculated may be sold for a lower-than-expected price. Also, a short position in consumer financial services holding company OneMain Holdings Inc. proved beneficial. The company’s share price was driven down during the reporting period by a combination of a debt downgrade by Fitch and investors’ concerns over the credit quality of its auto loan business. These issues could potentially force the need for OneMain to raise more equity in the secondary market.

In terms of successful long positions, Cabot Corporation, a provider of global specialty chemicals and performance materials such as rubber and various carbons, rebounded in the reporting period. Earlier in 2015, the company struggled in the face of a challenging macroeconomic environment that included low oil prices, slowing emerging market demand and the strong dollar. However, as the year progressed, company management positively surprised investors by delivering a better-than-expected earnings report achieved through disciplined cost controls. Investors also applauded Cabot’s more upbeat outlook for the coming year for its specialty chemicals segment. Also, a long position in Joy Global Inc., a manufacturer and servicer of heavy duty equipment used in the mining industry, boosted the Fund’s results. Although the mining sector previously showed a steady decline for services and products provided by Joy Global, more recent signs developed that the decline could be bottoming with a few pockets of stabilization. This was enough news for investors to reward the company’s shares from extremely depressed levels.

Despite these areas of strength, the Fund underperformed the index mainly due to stock selection in the long portion of the portfolio. Also, the Fund had net short positions in consumer staples and utilities, that also detracted from performance. In addition, we emphasized stocks that showed more volatility and more variation in earnings, as well as value-oriented stocks; these strategies hampered returns during the reporting period. Stock selection was also weak in the consumer discretionary sector.

12	Nuveen

The Fund’s most significant laggard was found in the energy sector, Texas-based Denbury Resources Inc., an independent oil and gas exploration and production company. Denbury’s performance is closely correlated to the price of West Texas Intermediate (WTI) crude since the company derives virtually all of its revenues from oil sales. After Denbury’s share price rose earlier in 2015, it subsequently declined sharply in tandem with the price of WTI oil as investors anticipated the resulting slowdown in production, revenue and therefore earnings. We sold our position in Denbury Resources Inc. during the reporting period. Also, shares of Louisiana-based Tidewater Inc., the leading provider of larger offshore support vessels (OSVs) for drill rig support and maintenance to the global energy industry, were on a downward trajectory throughout the reporting period. Tidewater has significantly underperformed the energy equipment and services industry as it continues to suffer from deteriorating earnings per share. Demand has stalled for OSVs in light of the drop in crude oil prices to multi-year lows.

The Fund experienced underperformance from a short position in Wynn Resorts Limited, a developer of luxury casino resort properties. The company’s shares bottomed in mid-January due to continued weak revenues from its properties in the Chinese gaming enclave of Macau after a government crackdown on corruption. Subsequently, however, Wynn Resorts’ shares sharply recovered throughout the rest of the reporting period after the company reported fiscal fourth-quarter earnings that beat consensus expectations due to strong results out of its Las Vegas operations. In addition, investors anticipated better results out of Macau after its tourism office reported improved traffic as a result of the Chinese New Year season. Additionally, a short position in discount retailer Dollar Tree Inc. weighed on the Fund’s results during the reporting period. Two catalysts caused the company’s shares to rebound in the second half of the reporting period, after falling from September through November. First, Dollar Tree posted strong comparable-store sales growth as its stores enjoyed steady demand for discount-priced products. Second, the company completed its $9-billion acquisition of rival Family Dollar in July and was able to show some early signs of positive synergies as a result of the merger.

Nuveen Equity Long/Short Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 29, 2016.

The Nuveen Equity Long/Short Fund seeks long-term capital appreciation with moderate correlation to the U.S. equity market by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above-market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the zero percent exposure of a “market neutral” fund, but less than the 100% exposure provided by a fund that invests only in long positions. The goal of this strategy is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while maintaining some protection in a falling market with the Fund’s short positions, which are selected based on the management team’s belief that they will trail the broader market.

During the reporting period, the Fund underperformed mainly due to stock selection in the long portion of the portfolio. Net short positions in the strongly performing consumer staples and utilities sectors also detracted as both sectors outperformed the overall Russell 1000® benchmark return. Stock selection in the consumer discretionary and utilities sectors also hurt. In addition, we emphasized stocks with more volatility as well as value-oriented stocks, two strategies that hampered returns during the reporting period.

The Fund’s most significant detractors were long positions in two exploration and production related holdings from the energy sector. Southwestern Energy Company and SM Energy Company, both of which focus on North American onshore natural gas exploration and production, and to a lesser extent oil, were the two biggest laggards during the reporting period. While stocks across the energy sector continued to be hard hit as the outlook for oil and gas prices appeared to be weaker than expected, companies more closely tied to natural gas suffered the most. Natural gas prices plunged to multi-year lows of less than $2.00 per-thousand cubic feet by the end of February. We sold our position in Southwestern Energy Corporation during the reporting period.

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Portfolio Managers’ Comments (continued)

In the materials sector, a short position in U.S. based Airgas Inc., a distributor of specialty gases used in areas such as manufacturing, food production and health care, proved detrimental to the Fund’s performance during the reporting period. In November, the French company Air Liquide offered to purchase Airgas in an all-cash deal, which caused the stock price to spike significantly on the news. We sold our position in Airgas Inc. during the reporting period. The Fund also experienced underperformance from a short position in Wynn Resorts Limited, a developer of luxury casino resort properties. The company’s shares bottomed in mid-January due to continued weak revenues from its properties in the Chinese gaming enclave of Macau after a government crackdown on corruption. Subsequently, however, Wynn Resorts’ shares sharply recovered throughout the rest of the reporting period after the company reported fiscal fourth-quarter earnings that beat consensus expectations due to strong results out of its Las Vegas operations. In addition, investors anticipated better results out of Macau after its tourism office reported improved traffic as a result of the Chinese New Year season.

On the positive side, short positions, in aggregate, added value. Stock selection was also beneficial in the information technology and financial sectors. Additionally, the Fund’s results were aided by a net short position in energy, the worst-performing sector in the Russell 1000® Index during the reporting period, falling more than 13%. In addition, an overweight in stocks with lower price/earnings (P/E) ratios helped performance since these stocks outperformed.

The Fund benefited from a short position in Kinder Morgan Inc., the largest pipeline operator in North America. A fairly small acquisition made by Kinder Morgan in the midst of dramatically lower commodity prices set off a series of events that weakened the company’s financial position and made it more costly and difficult to raise capital through new equity and debt financing. In December, the company shocked the market and investors by slashing its dividend by 75% in an attempt to shore up its balance sheet due to the concerns about the company’s liquidity and creditworthiness. The move sparked a further sell-off in Kinder Morgan’s shares, which had already fallen significantly and dragged down other midstream pipeline companies in the process. We closed our position in Kinder Morgan Inc. during the reporting period. Also, the Fund was rewarded for a short position in Range Resources Corp., a Texas-based independent oil and gas exploration and production company that pioneered the Marcellus Shale in Pennsylvania. Plagued by the drop in crude oil and natural gas prices, the company’s earnings outlook continued to deteriorate throughout the latter half of 2015. Company management was forced to slow production as inventory levels remained near very high levels.

Performance was aided by a long position in Nvidia Corporation, an American manufacturer of graphics processing units (GPUs) and system-on-a-chip units for the mobile computing market. The company is seeing strong growth in revenues from its gaming GPU segment, an area where it is gaining market share versus some of its fellow chipmakers. Nvidia is also experiencing promising new channels of growth from its auto and cloud segments, both of which are driving solid earnings growth. Along those lines, Microsoft announced during the reporting period that it would utilize Nvidia’s graphics technology in its Azure cloud platform. The Fund also benefited from a long position in Ingram Micro Inc., the world’s largest wholesale distributor of computer and technology products, which it provides to leading manufacturers such as Acer, Apple, IBM, Lenovo, Samsung and others. In mid-February, a unit of Chinese conglomerate HNA Group announced intentions to purchase Ingram Micro in an all cash-deal worth around $6 billion, which resulted in a significant jump in the stock price. The deal, which is subject to shareholder approval from both companies as well as U.S. and Chinese regulatory approval, is anticipated to close in the second half of 2016. We sold our position in Ingram Micro Inc. during the reporting period.

Nuveen Equity Market Neutral Fund

The Fund’s Class A Shares at NAV outperformed both the Merrill Lynch 3-Month Treasury Bill Index and the comparative Lipper classification average during the six-month reporting period ended February 29, 2016.

The Nuveen Equity Market Neutral Fund seeks long-term capital appreciation independent of the equity market’s direction by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations.

14	Nuveen

We believe that buying such companies at reasonable prices can provide above-market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The goal of this strategy is that, over time, the stock market exposure of the combined long and short positions will be minimized, producing a net return due primarily to stock selection, rather than stock market movements. Over longer periods of time, the Fund’s net exposure could fluctuate between net long 40% and net short 20%; however, under somewhat normal conditions, the Fund will carry a net long exposure slightly above zero percent (long market value versus short market value).

During the six-month reporting period, the Fund outperformed its benchmark as short positions, in aggregate, added the most value. Stock selection was generally strong in the information technology and consumer discretionary sectors. Net short positions and stock selection in the energy and materials sectors also proved beneficial. In addition, we tilted away from more growth-oriented stocks, while at the same time showing a preference for stocks with lower price/earnings (P/E) ratios and higher momentum, which contributed favorably to results.

The Fund benefited broadly from its short positions, including SunEdison Inc., a renewable energy company focused on wind energy and solar power. The company’s shares were under increasing pressure throughout the reporting period as investors became more concerned over the integration of SunEdison’s recent acquisitions as well as the company’s ability to continue to fund its projected capital needs through the equity and debt markets. Also, a short position in offshore oil exploration and production company Cobalt International Energy Inc. aided results. As the price of crude oil continued its decline during the reporting period, many energy companies came under increasing pressure. Investors further punished Cobalt’s stock price and questioned the company’s viability due to its declining revenue prospects and the announced sale of assets in Angola, which many speculated may be sold for a lower-than-expected price.

In terms of successful long positions, two companies that had previously struggled for a number of quarters saw their share prices advance during this reporting period. The first, global e-commerce marketplace provider Groupon Inc., connects millions of subscribers in more than 28 countries with area merchants offering deals for activities, travel, goods and services. Two catalysts caused significant gains for Groupon’s stock price. Investors initially took notice after Groupon’s fourth-quarter earnings release, which showed the company beginning to successfully execute on its strategy to improve overall operating results and profits. Then in mid-February, China’s e-commerce giant Alibaba Group disclosed that it had taken a small minority stake in the company, which gave investors more reason to be hopeful for its future growth prospects. Also, a long position in Joy Global Inc., a manufacturer and servicer of heavy duty equipment used in the mining industry, boosted the Fund’s results. Although the mining sector previously showed a steady decline for services and products provided by Joy Global, more recent signs developed that the decline could be bottoming with a few pockets of stabilization. This was enough news for investors to reward the company’s shares from extremely depressed levels.

While the Fund experienced strong results during the reporting period, it did have several areas that lagged. Long positions, in aggregate, detracted. At the same time, results were weighed down by net short positions in the strongly performing utilities and consumer staples sectors. Both segments outperformed the overall Russell 1000® benchmark return by more than 10%. Finally, overweight positions in the financial sector and in value-oriented stocks hindered the Fund’s returns.

In terms of long positions, two of the Fund’s oil and gas exploration and production related holdings in the energy sector detracted: Texas-based Denbury Resources Inc. and U.K.-based Ensco plc. Both companies’ performance is closely correlated to the price of crude oil since they derive virtually all of their revenues from oil sales. After Denbury’s share price rose earlier in 2015, it subsequently declined sharply in tandem with the price of WTI oil as investors anticipated the resulting slowdown in production, revenue and therefore earnings. Likewise, Ensco, the world’s second largest offshore oil and gas well drilling company, saw its shares slide on a downward trajectory throughout the reporting period for the same reasons.

The Fund’s greatest detractor among its short positions was North American firm Molson Coors Brewing Company, the world’s seventh largest brewer by volume in the consumer staples sector. Its shares were caught up in a rally driven by fellow beer company Anheuser-Busch InBev, which approached its biggest rival SABMiller about a takeover that is currently awaiting regulatory approval. Interrelated to the takeover deal, Molson Coors reached a definitive agreement with SABMiller in late 2015 to purchase the remaining 58% stake in Miller Coors along with international rights to Miller brands in a $12-billion deal. Also, a short position in TECO

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Portfolio Managers’ Comments (continued)

Energy Inc., an energy-related holding company with regulated electric and gas utilities in Florida and New Mexico, proved detrimental to the Fund’s performance during the reporting period. In the first few days of the reporting period, its shares jumped significantly after Canada-based Emera Inc. announced an agreement to acquire TECO in an all-cash deal valued at around $6.5 billion, which represented a significant premium for shareholders. The deal, which is expected to close in mid-2016, should be immediately accretive for Emera, an energy holding company involved in electricity generation, transmission and distribution as well as gas transmission and utility services.

16	Nuveen

Risk Considerations

Nuveen Large Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen Large Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Large Cap Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, growth stock, and large cap stock risks, are described in detail in the Fund’s prospectus.

Nuveen Concentrated Core Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The value of equity securities may decline significantly over short or extended periods of time. The Fund is non-diversified, meaning it may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Core Dividend Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as currency, growth stock, large cap stock, and non-U.S. investment risks, are described in detail in the Fund’s prospectus.

Nuveen	17

Risk Considerations (continued)

Nuveen Large Cap Core Plus Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Equity Long/Short Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract, and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Equity Market Neutral Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Because the Fund attempts to generate returns that are primarily due to stock selection (long and short), rather than the returns of the stock market, performance will be more dependent on the portfolio manager acumen than is the case for other equity funds. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund’s prospectus.

18	Nuveen

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

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Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 29, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(7.77)%	(16.61)%	7.11%	4.96%
Class A Shares at maximum Offering Price	(13.08)%	(21.40)%	5.85%	4.34%
Russell 1000® Value Index	(2.87)%	(9.41)%	8.81%	5.13%
Lipper Multi-Cap Value Funds Classification Average	(6.00)%	(12.09)%	6.65%	4.48%

Class C Shares	(8.09)%	(17.21)%	6.32%	4.18%
Class I Shares	(7.63)%	(16.37)%	7.38%	5.22%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	(7.88)%	(16.80)%	6.84%	5.32%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.05%	(7.26)%	8.85%	5.66%
Class A Shares at maximum Offering Price	(1.01)%	(12.60)%	7.57%	5.03%
Class C Shares	4.65%	(7.97)%	8.03%	4.87%
Class I Shares	5.18%	(7.03)%	9.12%	5.92%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	4.92%	(7.46)%	8.58%	6.43%

Since inception returns for Class R3 Shares are from 8/04/08. Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.12%	1.87%	1.37%	0.86%

20	Nuveen

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 29, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(3.09)%	(10.52)%	9.98%
Class A Shares at maximum Offering Price	(8.66)%	(15.67)%	7.60%
Russell 1000® Index	(2.03)%	(7.21)%	8.27%
Lipper Large-Cap Core Funds Classification Average	(2.97)%	(8.50)%	6.56%

Class C Shares	(3.49)%	(11.21)%	9.15%
Class I Shares	(2.99)%	(10.29)%	10.25%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	7.26%	(3.18)%	12.20%
Class A Shares at maximum Offering Price	1.09%	(8.74)%	9.84%
Class C Shares	6.86%	(3.91)%	11.36%
Class I Shares	7.36%	(2.96)%	12.46%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Expense Ratios	1.14%	1.89%	0.89%

Nuveen	21

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 29, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(3.96)%	(11.00)%	9.86%
Class A Shares at maximum Offering Price	(9.49)%	(16.12)%	7.49%
Russell 1000® Growth Index	(1.22)%	(5.05)%	10.74%
Lipper Large-Cap Growth Funds Classification Average	(4.45)%	(8.07)%	9.35%

Class C Shares	(4.32)%	(11.65)%	9.06%
Class I Shares	(3.87)%	(10.77)%	10.13%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	4.65%	(5.18)%	11.73%
Class A Shares at maximum Offering Price	(1.37)%	(10.63)%	9.38%
Class C Shares	4.25%	(5.87)%	10.91%
Class I Shares	4.79%	(4.93)%	12.01%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.25%	2.00%	1.00%
Net Expense Ratios	1.16%	1.91%	0.91%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

22	Nuveen

Fund Performance and Expense Ratios (continued)

Nuveen Concentrated Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 29, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(7.01)%	(12.51)%	9.18%
Class A Shares at maximum Offering Price	(12.36)%	(17.54)%	6.82%
Russell 1000® Index	(2.03)%	(7.21)%	8.27%
Lipper Large-Cap Core Funds Classification Average	(2.97)%	(8.50)%	6.56%

Class C Shares	(7.38)%	(13.18)%	8.35%
Class I Shares	(6.91)%	(12.28)%	9.44%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	2.38%	(5.95)%	11.31%
Class A Shares at maximum Offering Price	(3.51)%	(11.36)%	8.98%
Class C Shares	2.00%	(6.65)%	10.48%
Class I Shares	2.52%	(5.74)%	11.58%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months to purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.33%	2.08%	1.07%
Net Expense Ratios	1.21%	1.96%	0.96%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Nuveen	23

Fund Performance and Expense Ratios (continued)

Nuveen Core Dividend Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 29, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(5.03)%	(13.23)%	7.74%
Class A Shares at maximum Offering Price	(10.50)%	(18.21)%	5.41%
Russell 1000® Index	(2.03)%	(7.21)%	8.27%
Lipper Equity Income Funds Classification Average	(1.82)%	(8.91)%	4.71%

Class C Shares	(5.38)%	(13.85)%	6.94%
Class I Shares	(4.91)%	(12.96)%	8.01%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	6.53%	(5.04)%	10.57%
Class A Shares at maximum Offering Price	0.40%	(10.50)%	8.25%
Class C Shares	6.14%	(5.73)%	9.74%
Class I Shares	6.66%	(4.81)%	10.82%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.39%	2.14%	1.14%
Net Expense Ratios	1.16%	1.91%	0.91%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

24	Nuveen

Fund Performance and Expense Ratios (continued)

Nuveen Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 29, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(1.41)%	(6.39)%	9.01%	4.84%
Class A Shares at maximum Offering Price	(7.09)%	(11.77)%	7.73%	4.22%
Russell 1000® Growth Index	(1.22)%	(5.05)%	10.95%	7.70%
Lipper Multi-Cap Growth Funds Classification Average	(4.45)%	(8.07)%	9.22%	6.41%

Class C Shares	(1.79)%	(7.11)%	8.20%	4.05%
Class R3 Shares	(1.54)%	(6.64)%	8.74%	15.07%
Class I Shares	(1.31)%	(6.15)%	9.30%	5.11%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	7.14%	0.91%	10.41%	5.43%
Class A Shares at maximum Offering Price	0.98%	(4.91)%	9.11%	4.81%
Class C Shares	6.72%	0.17%	9.59%	4.64%
Class I Shares	7.28%	1.20%	10.70%	5.70%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	7.03%	0.69%	10.14%	15.89%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 3/28/06. Since inception returns for Class R3 Shares are from 3/03/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.25%	2.01%	1.50%	1.01%
Net Expense Ratios	1.21%	1.96%	1.46%	0.96%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.40% after December 31, 2016) of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Nuveen	25

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Core Plus Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 29, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(2.63)%	(10.27)%	9.74%
Class A Shares at maximum Offering Price	(8.23)%	(15.43)%	7.36%
Russell 1000® Index	(2.03)%	(7.21)%	8.27%
Lipper Large-Cap Core Funds Classification Average	(2.97)%	(8.50)%	6.56%

Class C Shares	(3.01)%	(10.96)%	8.94%
Class I Shares	(2.53)%	(10.08)%	10.02%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	7.41%	(2.82)%	11.90%
Class A Shares at maximum Offering Price	1.23%	(8.40)%	9.55%
Class C Shares	7.03%	(3.53)%	11.11%
Class I Shares	7.58%	(2.55)%	12.20%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	2.43%	3.19%	2.19%
Net Expense Ratios	2.22%	2.97%	1.97%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short, and extraordinary expenses) do not exceed 1.25% of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

26	Nuveen

Fund Performance and Expense Ratios (continued)

Nuveen Equity Long/Short Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 29, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(5.61)%	(8.69)%	5.77%	9.24%
Class A Shares at maximum Offering Price	(11.04)%	(13.95)%	4.53%	8.34%
Russell 1000® Index	(2.03)%	(7.21)%	9.92%	14.11%
Lipper Long/Short Equity Funds Classification Average	(3.90)%	(6.86)%	2.90%	6.40%

Class C Shares	(5.97)%	(9.36)%	4.97%	8.42%
Class I Shares	(5.49)%	(8.46)%	6.04%	9.51%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(0.25)%	(2.06)%	7.01%	9.89%
Class A Shares at maximum Offering Price	(5.98)%	(7.70)%	5.75%	9.00%
Class C Shares	(0.62)%	(2.78)%	6.20%	9.07%
Class I Shares	(0.12)%	(1.81)%	7.28%	10.17%

Since inception returns are from 12/30/08. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.77%	4.53%	3.53%
Net Expense Ratios	3.53%	4.29%	3.28%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Nuveen	27

Fund Performance and Expense Ratios (continued)

Nuveen Equity Market Neutral Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 29, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	4.57%	2.84%	4.69%
Class A Shares at maximum Offering Price	(1.44)%	(3.08)%	2.42%
BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index	0.06%	0.08%	0.06%
Lipper Equity Market Neutral Funds Classification Average	0.09%	(0.51)%	0.79%

Class C Shares	4.21%	2.08%	3.92%
Class I Shares	4.68%	3.05%	4.94%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	5.20%	6.54%	5.08%
Class A Shares at maximum Offering Price	(0.84)%	0.41%	2.88%
Class C Shares	4.82%	5.72%	4.30%
Class I Shares	5.36%	6.84%	5.35%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.50%	4.23%	3.22%
Net Expense Ratios	3.24%	3.97%	2.97%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

28	Nuveen

Holding

Summaries as of February 29, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.7%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Portfolio Composition

(% of net assets)

Insurance	8.4%
Banks	6.2%
Health Care Providers & Services	6.2%
Machinery	4.8%
Diversified Telecommunication Services	4.6%
Consumer Finance	4.0%
Communication Equipment	3.5%
Semiconductors & Semiconductor Equipment	3.4%
Multiline Retail	3.3%
Food & Staples Retailing	3.3%
Hotels, Restaurants & Leisure	3.2%
Automobiles	3.1%
Metals & Mining	3.1%
Construction & Engineering	3.0%
Electronic Equipment, Instruments & Components	2.9%
IT Services	2.6%
Food Products	2.4%
Energy Equipment & Services	2.2%
Oil, Gas & Consumable Fuels	2.2%
Technology Hardware, Storage & Peripherals	2.2%
Aerospace & Defense	2.0%
Airlines	2.0%
Auto Components	1.9%
Other	19.2%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

JP Morgan Chase & Co.	3.2%
Cisco Systems, Inc.	2.4%
Intel Corporation	2.4%
Bank of America Corporation	2.3%
Wal-Mart Stores, Inc.	2.0%

Nuveen	29

Holding Summaries as of February 29, 2016 (continued)

Nuveen Large Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	99.6%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	8.9%
Biotechnology	6.1%
Airlines	5.6%
Technology Hardware, Storage & Peripherals	5.0%
Specialty Retail	4.8%
Media	4.2%
Machinery	4.2%
IT Services	4.0%
Banks	3.6%
Internet Software & Services	3.6%
Aerospace & Defense	3.5%
Hotels, Restaurants & Leisure	3.4%
Automobiles	3.4%
Insurance	2.8%
Software	2.6%
Communication Equipment	2.4%
Construction & Engineering	2.3%
Electronic Equipment, Instruments & Components	2.3%
Multiline Retail	2.3%
Diversified Telecommunication Services	2.3%
Semiconductors & Semiconductor Equipment	2.2%
Diversified Financial Services	1.9%
Other	18.2%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	3.9%
JP Morgan Chase & Co.	2.0%
Home Depot, Inc.	1.9%
Intel Corporation	1.6%
Microsoft Corporation	1.5%

30	Nuveen

Nuveen Large Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	10.5%
IT Services	9.6%
Biotechnology	8.5%
Technology Hardware, Storage & Peripherals	6.6%
Media	6.2%
Hotels, Restaurants & Leisure	6.1%
Specialty Retail	5.9%
Software	5.4%
Internet Software & Services	4.9%
Airlines	4.8%
Aerospace & Defense	3.9%
Semiconductors & Semiconductor Equipment	3.0%
Multiline Retail	2.7%
Diversified Telecommunication Services	2.5%
Others	19.2%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	6.6%
Microsoft Corporation	3.3%
Home Depot, Inc.	2.7%
Gilead Sciences, Inc.	2.3%
Alphabet Inc., Class A	2.2%

Nuveen	31

Holding Summaries as of February 29, 2016 (continued)

Nuveen Concentrated Core Fund

Fund Allocation

(% of net assets)

Common Stocks	100.0%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	20.4%
Automobiles	10.6%
Technology Hardware, Storage & Peripherals	9.9%
Biotechnology	9.7%
Airlines	9.6%
Multiline Retail	5.4%
Diversified Telecommunication Services	5.1%
Aerospace & Defense	5.1%
Food & Staples Retailing	5.1%
Other	19.1%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Target Corporation	5.4%
Aetna Inc.	5.4%
Ford Motor Company	5.3%
General Motors Company	5.2%
CenturyLink Inc.	5.1%

32	Nuveen

Nuveen Core Dividend Fund

Fund Allocation

(% of net assets)

Common Stocks	99.7%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Portfolio Composition

(% of net assets)

Hotels, Restaurants & Leisure	7.8%
Health Care Providers & Services	7.3%
Specialty Retail	6.4%
Technology Hardware, Storage & Peripherals	5.0%
IT Services	4.9%
Diversified Telecommunication Services	4.0%
Media	3.9%
Communications Equipment	3.6%
Biotechnology	3.6%
Independent Power & Renewable Electricity Producers	3.2%
Energy Equipment & Services	3.1%
Software	3.1%
Capital Markets	3.0%
Machinery	3.0%
Automobiles	2.9%
Airlines	2.6%
Multiline Retail	2.5%
Aerospace & Defense	2.5%
Beverages	2.4%
Food & Staples Retailing	1.9%
Electric Utilities	1.9%
Semiconductors & Semiconductor Equipment	1.7%
Other	19.4%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	3.9%
Microsoft Corporation	3.1%
Verizon Communications Inc.	2.0%
Home Depot, Inc.	1.8%
Intel Corporation	1.7%

Nuveen	33

Holding Summaries as of February 29, 2016 (continued)

Nuveen Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.9%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	15.7%
IT Services	10.3%
Beverages	7.9%
Specialty Retail	6.8%
Media	6.8%
Hotels, Restaurants & Leisure	6.6%
Technology Hardware, Storage & Peripherals	6.1%
Software	5.2%
Internet Software & Services	4.9%
Biotechnology	4.5%
Diversified Telecommunication Services	3.9%
Food & Staples Retailing	2.5%
Other	18.7%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	5.0%
Alphabet Inc., Class A	4.9%
Home Depot, Inc.	4.9%
Microsoft Corporation	4.2%
PepsiCo, Inc.	3.9%

34	Nuveen

Nuveen Large Cap Core Plus Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	129.6%
Total Long Exposure	129.6%
Securities Sold Short
Common Stocks	(29.9)%
Total Short Exposure	(29.9)%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top Five Holdings

(Long Exposure)

(% of net assets)

Apple, Inc.	5.1%
JP Morgan Chase & Co.	2.7%
Microsoft Corporation	2.6%
Home Depot, Inc.	2.4%
Verizon Communications Inc.	2.3%

Top Five Holdings

(Short Exposure)

(% of net assets)

Signet Jewelers Limited	(0.3)%
Anadarko Petroleum Corporation	(0.3)%
Zimmer Holdings, Inc.	(0.3)%
Charter Communications, Inc., Class A	(0.3)%
Schlumberger Limited	(0.3)%

Portfolio Composition –

Long Exposure

(% of net assets)

Health Care Providers & Services	10.6%
Airlines	7.3%
Specialty Retail	6.8%
Technology Hardware, Storage & Peripherals	6.6%
Media	6.5%
IT Services	6.0%
Machinery	5.9%
Biotechnology	5.9%
Diversified Telecommunication Services	5.5%
Banks	5.2%
Aerospace & Defense	4.8%
Hotels, Restaurants & Leisure	4.7%
Automobiles	4.7%
Internet Software & Services	4.7%
Semiconductors & Semiconductor Equipment	4.3%
Multiline Retail	4.2%
Software	4.0%
Electronic Equipment, Instruments & Components	3.8%
Insurance	3.5%
Construction & Engineering	3.2%
Communications Equipment	2.6%
Other	18.8%
Total	129.6%

Portfolio Composition –

Short Exposure

(% of net assets)

Oil, Gas & Consumable Fuels	(4.4)%
Chemicals	(2.1)%
Health Care Equipment & Supplies	(1.9)%
Internet Software & Services	(1.3)%
Textiles, Apparel & Luxury Goods	(1.2)%
Multi-Utilities	(1.2)%
Food Products	(1.2)%
Household Products	(0.9)%
Electronic Equipment, Instruments & Components	(0.9)%
Software	(0.9)%
Pharmaceuticals	(0.9)%
Aerospace & Defense	(0.8)%
Road & Rail	(0.7)%
Media	(0.6)%
Energy Equipment & Services	(0.6)%
Metals & Mining	(0.6)%
Other	(9.7)%
Total	(29.9)%

Nuveen	35

Holding Summaries as of February 29, 2016 (continued)

Nuveen Equity Long/Short Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	161.3%
Total Long Exposure	161.3%
Repurchase Agreements	8.2%
Total Investments	169.5%
Securities Sold Short
Common Stocks	(79.9)%
Total Short Exposure	(79.9)%
Other Assets Less Liabilities	10.4%
Net Assets	100%

Top Five Holdings

(Long Exposure)

(% of net assets)

Apple, Inc.	3.2%
Microsoft Corporation	2.7%
Johnson & Johnson	2.3%
JP Morgan Chase & Co.	2.0%
Home Depot, Inc.	1.9%

Top Five Holdings

(Short Exposure)

(% of net assets)

Golar LNG, Limited	(1.0)%
Kate Spade & Company	(1.0)%
Pandora Media, Inc.	(0.9)%
Halliburton Company	(0.9)%
CF Industries Holdings, Inc.	(0.9)%

Portfolio Composition –

Long Exposure

(% of net assets)

Specialty Retail	9.4%
IT Services	8.3%
Health Care Providers & Services	7.9%
Media	7.2%
Insurance	6.9%
Machinery	6.7%
Banks	5.8%
Semiconductors & Semiconductor Equipment	5.7%
Biotechnology	5.4%
Technology Hardware, Storage & Peripherals	5.4%
Hotels, Restaurants & Leisure	5.4%
Diversified Financial Services	5.3%
Software	5.3%
Communications Equipment	4.3%
Airlines	4.0%
Chemicals	3.6%
Oil, Gas & Consumable Fuels	3.5%
Aerospace & Defense	3.5%
Energy Equipment & Services	3.4%
Internet & Catalog Retail	2.6%
Electrical Equipment	2.6%
Health Care Equipment & Supplies	2.5%
Containers & Packaging	2.5%
Metals & Mining	2.5%
Beverages	2.4%
Auto Components	2.4%
Construction & Engineering	2.4%
Air Freight & Logistics	2.4%
Pharmaceuticals	2.3%
Diversified Telecommunication Services	2.2%
Electric Utilities	2.1%
Internet Software & Services	1.9%
Independent Power & Renewable Electricity Producers	1.5%
Multiline Retail	1.5%
Household Durables	1.4%
Other	19.1%
Total	161.3%

Portfolio Composition –

Short Exposure

(% of net assets)

Oil, Gas & Consumable Fuels	(6.5)%
Chemicals	(4.9)%
Internet Software & Services	(4.4)%
Electric Utilities	(3.9)%
Household Durables	(3.6)%
Textiles, Apparel & Luxury Goods	(3.6)%
Specialty Retail	(3.4)%
Health Care Equipment & Supplies	(3.2)%
Software	(3.0)%
Machinery	(3.0)%
Hotels, Restaurants & Leisure	(2.6)%
Electronic Equipment, Instruments & Components	(2.4)%
Health Care Providers & Services	(2.4)%
Road & Rail	(2.4)%
Metals & Mining	(2.1)%
Semiconductors & Semiconductor Equipment	(1.7)%
Commercial Services & Supplies	(1.7)%
Multi-Utilities	(1.7)%
Beverages	(1.7)%
Food Products	(1.6)%
Aerospace & Defense	(1.6)%
Other	(18.5)%
Total	(79.9)%

36	Nuveen

Nuveen Equity Market Neutral Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	89.3%
Total Long Exposure	89.3%
Repurchase Agreements	6.1%
Total Investments	95.4%
Securities Sold Short
Common Stocks	(68.3)%
Total Short Exposure	(68.3)%
Other Assets Less Liabilities	72.9%
Net Assets	100%

Top Five Holdings

(Long Exposure)

(% of net assets)

Groupon Inc.	1.2%
Gannett Company, Inc.	1.1%
Joy Global Inc.	1.1%
F5 Networks, Inc	1.1%
CenturyLink Inc.	1.1%

Top Five Holdings

(Short Exposure)

(% of net assets)

Splunk Inc.	(1.0)%
CF Industries Holdings, Inc.	(0.9)%
SunPower Corporation	(0.9)%
Signet Jewelers Limited	(0.9)%
Wynn Resorts Ltd	(0.9)%

Portfolio Composition –

Long Exposure

(% of net assets)

Health Care Providers & Services	6.0%
Media	5.6%
Hotels, Restaurants & Leisure	5.3%
IT Services	5.0%
Airlines	4.9%
Machinery	4.5%
Biotechnology	4.1%
Communications Equipment	4.0%
Specialty Retail	3.8%
Semiconductors & Semiconductor Equipment	3.2%
Aerospace & Defense	3.1%
Technology Hardware, Storage & Peripherals	3.0%
Automobiles	2.8%
Metals & Mining	2.6%
Electronic Equipment, Instruments & Components	2.6%
Construction & Engineering	2.4%
Insurance	2.2%
Internet Software & Services	2.1%
Wireless Telecommunication Services	2.1%
Multiline Retail	1.8%
Other	18.2%
Total	89.3%

Portfolio Composition –

Short Exposure

(% of net assets)

Oil, Gas & Consumable Fuels	(6.3)%
Chemicals	(5.1)%
Machinery	(3.5)%
Software	(3.5)%
Internet Software & Services	(3.4)%
Textiles, Apparel & Luxury Goods	(3.1)%
Specialty Retail	(3.0)%
Health Care Equipment & Supplies	(2.8)%
Hotels, Restaurants & Leisure	(2.5)%
Metals & Mining	(2.2)%
Semiconductors & Semiconductor Equipment	(2.2)%
Road & Rail	(2.0)%
Media	(2.0)%
Electronic Equipment, Instruments & Components	(2.0)%
Household Durables	(1.9)%
Energy Equipment & Services	(1.7)%
Electric Utilities	(1.5)%
Food Products	(1.4)%
Other	(18.2)%
Total	(68.3)%

Nuveen	37

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended February 29, 2016.

The beginning of the period is September 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$922.30	$919.10	$921.20	$923.70
Expenses Incurred During the Period	$5.31	$8.88	$6.45	$4.11
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.34	$1,015.61	$1,018.15	$1,020.59
Expenses Incurred During the Period	$5.57	$9.32	$6.77	$4.32

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.11%, 1.86%, 1.35% and 0.86% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

38	Nuveen

Nuveen Large Cap Core Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$969.10	$965.10	$970.10
Expenses Incurred During the Period	$5.53	$9.19	$4.26
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.24	$1,015.51	$1,020.54
Expenses Incurred During the Period	$5.67	$9.42	$4.37

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.13%, 1.88% and 0.87% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Large Cap Growth Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$960.40	$956.80	$961.30
Expenses Incurred During the Period	$5.65	$9.29	$4.44
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.10	$1,015.37	$1,020.34
Expenses Incurred During the Period	$5.82	$9.57	$4.57

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.91% and 0.91% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Concentrated Core Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$929.90	$926.20	$930.90
Expenses Incurred During the Period	$5.85	$9.43	$4.66
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.80	$1,015.07	$1,020.04
Expenses Incurred During the Period	$6.12	$9.87	$4.87

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97% and 0.97% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen	39

Expense Examples (continued)

Nuveen Core Dividend Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$949.70	$946.20	$950.90
Expenses Incurred During the Period	$5.67	$9.29	$4.46
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.05	$1,015.32	$1,020.29
Expenses Incurred During the Period	$5.87	$9.62	$4.62

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92% and 0.92% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Growth Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$985.90	$982.10	$984.60	$986.90
Expenses Incurred During the Period	$5.97	$9.66	$7.20	$4.74
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.85	$1,015.12	$1,017.60	$1,020.09
Expenses Incurred During the Period	$6.07	$9.82	$7.32	$4.82

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.21%, 1.96%, 1.46% and 0.96% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Large Cap Core Plus Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$973.70	$969.90	$974.70
Expenses Incurred During the Period	$11.09	$14.74	$9.82
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,013.63	$1,009.90	$1,014.92
Expenses Incurred During the Period	$11.31	$15.04	$10.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.26%, 3.01% and 2.00% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

40	Nuveen

Nuveen Equity Long/Short Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$943.90	$940.30	$945.10
Expenses Incurred During the Period	$17.69	$21.32	$16.54
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,006.66	$1,002.88	$1,007.86
Expenses Incurred During the Period	$18.26	$22.01	$17.07

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 3.66%, 4.42% and 3.42% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Equity Market Neutral Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,045.70	$1,042.10	$1,046.80
Expenses Incurred During the Period	$15.41	$19.19	$14.10
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,009.80	$1,006.07	$1,011.09
Expenses Incurred During the Period	$15.14	$18.85	$13.85

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 3.03%, 3.78% and 2.77% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen	41

Nuveen Large Cap Value Fund

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 99.7%

	Aerospace & Defense – 2.0%

28,000	Huntington Ingalls Industries Inc.	$3,669,680

79,000	Spirit AeroSystems Holdings Inc., (2)	3,634,000
	Total Aerospace & Defense	7,303,680

	Airlines – 2.0%

78,000	Delta Air Lines, Inc.	3,762,720

163,000	JetBlue Airways Corporation, (2)	3,586,000
	Total Airlines	7,348,720

	Auto Components – 1.9%

124,000	Goodyear Tire & Rubber Company	3,734,880

30,000	Lear Corporation	3,040,500
	Total Auto Components	6,775,380

	Automobiles – 3.1%

452,000	Ford Motor Company	5,654,520

183,000	General Motors Company	5,387,520
	Total Automobiles	11,042,040

	Banks – 6.2%

642,000	Bank of America Corporation	8,037,840

203,000	JP Morgan Chase & Co.	11,428,900

28,000	SunTrust Banks, Inc.	929,040

37,000	Wells Fargo & Company	1,736,040
	Total Banks	22,131,820

	Biotechnology – 0.9%

23,000	Amgen Inc.	3,272,440

	Capital Markets – 1.4%

207,000	Morgan Stanley	5,112,900

	Chemicals – 1.1%

86,000	Cabot Corporation	3,829,580

	Commercial Services & Supplies – 1.0%

197,000	Pitney Bowes Inc.	3,569,640

	Communication Equipment – 3.5%

379,000	Brocade Communications Systems Inc.	3,763,470

330,000	Cisco Systems, Inc.	8,639,400
	Total Communication Equipment	12,402,870

42	Nuveen

Shares	Description (1)	Value

	Construction & Engineering – 3.0%

133,000	AECOM, (2)	$3,652,180

96,000	Chicago Bridge & Iron Company N.V.	3,219,840

95,000	Jacobs Engineering Group, Inc., (2)	3,671,750
	Total Construction & Engineering	10,543,770

	Consumer Finance – 4.0%

92,000	American Express Company	5,113,360

77,000	Capital One Financial Corporation	5,061,210

90,000	Discover Financial Services	4,177,800
	Total Consumer Finance	14,352,370

	Diversified Financial Services – 1.1%

13,000	Berkshire Hathaway Inc., Class B, (2)	1,744,210

71,000	Voya Financial Inc.	2,084,560
	Total Diversified Financial Services	3,828,770

	Diversified Telecommunication Services – 4.6%

105,000	AT&T Inc.	3,879,750

142,000	CenturyLink Inc.	4,343,780

208,000	Intelsat SA, (2)	357,760

83,000	Verizon Communications Inc.	4,210,590

495,000	Windstream Holdings Inc.	3,722,400
	Total Diversified Telecommunication Services	16,514,280

	Electric Utilities – 1.2%

139,000	Exelon Corporation	4,377,110

	Electrical Equipment – 0.8%

54,000	Regal-Beloit Corporation	2,947,320

	Electronic Equipment, Instruments & Components – 2.9%

69,000	Avnet Inc.	2,839,350

102,000	Ingram Micro, Inc., Class A	3,651,600

187,000	Jabil Circuit Inc.	3,898,950
	Total Electronic Equipment, Instruments & Components	10,389,900

	Energy Equipment & Services – 2.2%

174,000	Atwood Oceanics Inc.	1,197,120

237,000	Ensco PLC	2,054,790

438,000	Noble Corporation PLC	3,648,540

173,000	Tidewater Inc.	994,750
	Total Energy Equipment & Services	7,895,200

	Food & Staples Retailing – 3.3%

98,000	Sysco Corporation	4,324,740

110,000	Wal-Mart Stores, Inc.	7,297,400
	Total Food & Staples Retailing	11,622,140

Nuveen	43

Nuveen Large Cap Value Fund (continued)

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	Food Products – 2.4%

126,000	Archer-Daniels-Midland Company	$4,404,960

65,000	Tyson Foods, Inc., Class A	4,208,750
	Total Food Products	8,613,710

	Health Care Providers & Services – 6.2%

43,000	Aetna Inc.	4,671,090

37,000	Anthem Inc.	4,835,530

46,000	Cardinal Health, Inc.	3,758,200

56,000	Express Scripts, Holding Company, (2)	3,941,280

62,000	HCA Holdings Inc., (2)	4,291,020

5,000	UnitedHealth Group Incorporated	595,500
	Total Health Care Providers & Services	22,092,620

	Hotels, Restaurants & Leisure – 3.2%

90,000	Carnival Corporation	4,316,400

61,000	Darden Restaurants, Inc.	3,896,680

47,000	Marriott International, Inc., Class A	3,203,050
	Total Hotels, Restaurants & Leisure	11,416,130

	Household Products – 0.4%

16,000	Procter & Gamble Company	1,284,640

	Independent Power & Renewable Electricity Producers – 0.1%

40,000	AES Corporation	392,000

	Industrial Conglomerates – 1.0%

121,000	General Electric Company	3,525,940

	Insurance – 8.4%

76,000	AFLAC Incorporated	4,523,520

112,000	American International Group, Inc.	5,622,400

62,000	Aspen Insurance Holdings Limited	2,770,780

150,000	Assured Guaranty Limited	3,721,500

20,000	Everest Reinsurance Group Ltd	3,722,600

70,000	Prudential Financial, Inc.	4,626,300

45,000	Travelers Companies, Inc.	4,838,400
	Total Insurance	29,825,500

	IT Services – 2.6%

68,000	Computer Sciences Corporation	1,959,080

78,000	Leidos Holdings Inc.	3,371,160

399,000	Xerox Corporation	3,834,390
	Total IT Services	9,164,630

44	Nuveen

Shares	Description (1)	Value

	Machinery – 4.8%

74,000	AGCO Corporation	$3,662,260

141,000	Allision Transmission Holdings Inc.	3,338,880

293,000	Joy Global Inc.	3,785,560

181,000	Kennametal Inc.	3,643,530

168,000	Trinity Industries Inc.	2,661,120
	Total Machinery	17,091,350

	Media – 1.1%

250,000	Gannett Company, Inc.	3,815,000

	Metals & Mining – 3.1%

98,000	Nucor Corporation	3,855,320

63,000	Reliance Steel & Aluminum Company	3,836,070

192,000	Steel Dynamics Inc.	3,492,480
	Total Metals & Mining	11,183,870

	Multiline Retail – 3.3%

78,000	Big Lots, Inc.	3,155,100

75,000	Kohl’s Corporation	3,500,250

68,000	Target Corporation	5,334,600
	Total Multiline Retail	11,989,950

	Oil, Gas & Consumable Fuels – 2.2%

23,000	CVTR Energy Inc.	543,950

939,000	Denbury Resources Inc.	1,201,920

75,000	Exxon Mobil Corporation	6,011,250
	Total Oil, Gas & Consumable Fuels	7,757,120

	Personal Products – 1.9%

65,000	Herbalife, Limited	3,558,750

104,000	Nu Skin Enterprises, Inc., Class A	3,170,960
	Total Personal Products	6,729,710

	Pharmaceuticals – 0.8%

26,000	Johnson & Johnson	2,735,460

	Professional Services – 1.1%

51,000	Manpower Inc.	3,949,440

	Semiconductors & Semiconductor Equipment – 3.4%

289,000	Intel Corporation	8,551,510

424,000	ON Semiconductor Corporation, (2)	3,557,360
	Total Semiconductors & Semiconductor Equipment	12,108,870

	Software – 1.8%

124,000	Microsoft Corporation	6,309,120

Nuveen	45

Nuveen Large Cap Value Fund (continued)

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)			Value

	Specialty Retail – 1.1%

123,000	Best Buy Co., Inc.			$3,983,970

	Technology Hardware, Storage & Peripherals – 2.2%

35,000	Apple, Inc.			3,384,150

412,000	HP Inc.			4,404,280
	Total Technology Hardware, Storage & Peripherals			7,788,430

	Trading Companies & Distributors – 1.1%

85,000	WESCO International Inc., (2)			3,744,250

	Wireless Telecommunication Services – 1.3%

17,000	Telephone and Data Systems Inc.			454,240

110,000	T-Mobile US Inc., (2)			4,081,000
	Total Wireless Telecommunication Services			4,535,240
	Total Long-Term Investments (cost $374,617,125)			355,296,880

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.2%

	REPURCHASE AGREEMENTS – 0.2%

$767	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/29/16 repurchase price $767,473, collateralized by $770,000 U.S. Treasury Notes, 2.000%, due 8/15/25, value $786,363	0.030%	3/01/16	$767,472
	Total Short-Term Investments (cost $767,472)			767,472
	Total Investments (cost $375,384,597) – 99.9%			356,064,352
	Other Assets Less Liabilities – 0.1%			266,806
	Net Assets – 100%			$356,331,158

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

46	Nuveen

Nuveen Large Cap Core Fund

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.6%

	COMMON STOCKS – 99.6%

	Aerospace & Defense – 3.5%

28,000	Boeing Company	$3,309,040

18,000	Huntington Ingalls Industries Inc.	2,359,080

53,000	Spirit AeroSystems Holdings Inc., (2)	2,438,000
	Total Aerospace & Defense	8,106,120

	Airlines – 5.6%

34,000	Alaska Air Group, Inc.	2,512,600

58,000	Delta Air Lines, Inc.	2,797,920

102,000	JetBlue Airways Corporation, (2)	2,244,000

68,000	Southwest Airlines Co.	2,852,600

46,000	United Continental Holdings Inc., (2)	2,633,960
	Total Airlines	13,041,080

	Auto Components – 0.9%

1,000	Goodyear Tire & Rubber Company	30,120

20,000	Lear Corporation	2,027,000
	Total Auto Components	2,057,120

	Automobiles – 3.4%

225,000	Ford Motor Company	2,814,750

93,000	General Motors Company	2,737,920

42,000	Thor Industries, Inc.	2,325,960
	Total Automobiles	7,878,630

	Banks – 3.6%

268,000	Bank of America Corporation	3,355,360

81,000	JP Morgan Chase & Co.	4,560,300

12,000	Wells Fargo & Company	563,040
	Total Banks	8,478,700

	Beverages – 0.6%

15,000	Dr. Pepper Snapple Group	1,372,950

	Biotechnology – 6.1%

25,000	Amgen Inc.	3,557,000

12,000	Biogen Inc., (2)	3,113,040

23,000	Celgene Corporation, (2)	2,319,090

40,000	Gilead Sciences, Inc.	3,490,000

15,000	United Therapeutics Corporation, (2)	1,829,100
	Total Biotechnology	14,308,230

Nuveen	47

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	Capital Markets – 0.8%

53,000	Lazard Limited	$1,864,540

	Chemicals – 1.1%

56,000	Cabot Corporation	2,493,680

	Communications Equipment – 2.4%

127,000	Cisco Systems, Inc.	3,324,860

91,000	Juniper Networks Inc.	2,247,700
	Total Communications Equipment	5,572,560

	Construction & Engineering – 2.3%

93,000	AECOM, (2)	2,553,780

22,000	Chicago Bridge & Iron Company N.V.	737,880

56,000	Jacobs Engineering Group, Inc., (2)	2,164,400
	Total Construction & Engineering	5,456,060

	Consumer Finance – 1.0%

10,000	Capital One Financial Corporation	657,300

38,000	Discover Financial Services	1,763,960
	Total Consumer Finance	2,421,260

	Diversified Consumer Services – 0.3%

70,000	Apollo Group, Inc., (2)	573,300

	Diversified Financial Services – 1.9%

5,000	Berkshire Hathaway Inc., Class B, (2)	670,850

33,000	NASDAQ Stock Market, Inc.	2,088,570

54,000	Voya Financial Inc.	1,585,440
	Total Diversified Financial Services	4,344,860

	Diversified Telecommunication Services – 2.3%

13,000	AT&T Inc.	480,350

88,000	CenturyLink Inc.	2,691,920

15,000	Verizon Communications Inc.	760,950

194,000	Windstream Holdings Inc.	1,458,880
	Total Diversified Telecommunication Services	5,392,100

	Electric Utilities – 0.9%

69,000	Exelon Corporation	2,172,810

	Electrical Equipment – 1.0%

23,000	Rockwell Automation, Inc.	2,394,070

	Electronic Equipment, Instruments & Components – 2.3%

65,000	Ingram Micro, Inc., Class A	2,327,000

99,000	Jabil Circuit Inc.	2,064,150

88,000	Vishay Intertechnology Inc.	1,041,920
	Total Electronic Equipment, Instruments & Components	5,433,070

48	Nuveen

Shares	Description (1)	Value

	Energy Equipment & Services – 0.5%

76,000	Noble Corporation PLC	$633,080

82,000	Tidewater Inc.	471,500
	Total Energy Equipment & Services	1,104,580

	Food & Staples Retailing – 1.2%

61,000	Sysco Corporation	2,691,930

	Food Products – 1.1%

40,000	Tyson Foods, Inc., Class A	2,590,000

	Health Care Providers & Services – 8.9%

25,000	Aetna Inc.	2,715,750

29,000	AmerisourceBergen Corporation	2,511,980

18,000	Anthem Inc.	2,352,420

31,000	Cardinal Health, Inc.	2,532,700

16,000	Centene Corporation, (2)	911,360

42,000	Express Scripts, Holding Company, (2)	2,955,960

38,000	HCA Holdings Inc., (2)	2,629,980

22,000	Health Net Inc., (2)	1,368,840

18,000	McKesson HBOC Inc.	2,801,160
	Total Health Care Providers & Services	20,780,150

	Hotels, Restaurants & Leisure – 3.4%

6,100	Brinker International Inc.	303,780

55,000	Carnival Corporation	2,637,800

39,000	Darden Restaurants, Inc.	2,491,320

36,000	Marriott International, Inc., Class A	2,453,400
	Total Hotels, Restaurants & Leisure	7,886,300

	Household Products – 0.2%

6,000	Procter & Gamble Company	481,740

	Electronic Equipment, Instruments & Components – 0.8%

183,000	NRG Energy Inc.	1,972,740

	Industrial Conglomerates – 0.5%

35,000	General Electric Company	1,019,900

	Insurance – 2.8%

98,000	Assured Guaranty Limited	2,431,380

9,000	Everest Reinsurance Group Ltd	1,675,170

23,000	Travelers Companies, Inc.	2,472,960
	Total Insurance	6,579,510

	Internet & Catalog Retail – 1.1%

543,000	Groupon Inc., (2)	2,595,540

Nuveen	49

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	Internet Software & Services – 3.6%

4,000	Alphabet Inc., Class A, (2)	$2,868,880

106,000	eBay Inc., (2)	2,522,800

6,000	Facebook Inc., Class A Shares, (2)	641,520

28,000	VeriSign, Inc., (2)	2,365,720
	Total Internet Software & Services	8,398,920

	IT Services – 4.0%

9,000	CoreLogic Inc.	311,310

39,000	Global Payments Inc.	2,377,050

9,000	Leidos Holdings Inc.	388,980

39,000	MasterCard, Inc.	3,389,880

14,000	Vantiv Inc., (2)	728,560

1,000	Visa Inc.	72,390

209,000	Xerox Corporation	2,008,490
	Total IT Services	9,276,660

	Machinery – 4.2%

45,000	AGCO Corporation	2,227,050

83,000	Allision Transmission Holdings Inc.	1,965,440

180,000	Joy Global Inc.	2,325,600

70,000	Trinity Industries Inc.	1,108,800

20,000	Valmont Industries, Inc.	2,261,000
	Total Machinery	9,887,890

	Media – 4.2%

150,000	Gannett Company, Inc.	2,289,000

104,000	Interpublic Group of Companies, Inc.	2,224,560

43,000	Scripps Networks Interactive, Class A Shares	2,547,320

599,000	Sirius XM Holdings Inc., (2)	2,228,280

17,000	Viacom Inc., Class B	626,450
	Total Media	9,915,610

	Metals & Mining – 0.9%

56,000	Nucor Corporation	2,203,040

	Multiline Retail – 2.3%

44,000	Big Lots, Inc.	1,779,800

17,300	Kohl’s Corporation	807,391

36,000	Target Corporation	2,824,200
	Total Multiline Retail	5,411,391

	Oil, Gas & Consumable Fuels – 1.0%

372,000	Denbury Resources Inc.	476,160

23,000	Exxon Mobil Corporation	1,843,450
	Total Oil, Gas & Consumable Fuels	2,319,610

50	Nuveen

Shares	Description (1)	Value

	Personal Products – 1.0%

43,000	Herbalife, Limited	$2,354,250

	Pharmaceuticals – 0.6%

12,000	Johnson & Johnson	1,262,520

	Professional Services – 0.8%

25,000	Manpower Inc.	1,936,000

	Semiconductors & Semiconductor Equipment – 2.2%

126,000	Intel Corporation	3,728,340

28,000	Micron Technology, Inc., (2)	297,640

119,000	ON Semiconductor Corporation, (2)	998,410
	Total Semiconductors & Semiconductor Equipment	5,024,390

	Software – 2.6%

36,000	Citrix Systems, (2)	2,543,400

71,000	Microsoft Corporation	3,612,480
	Total Software	6,155,880

	Specialty Retail – 4.8%

64,000	Aaron Rents Inc.	1,471,360

74,000	Best Buy Co., Inc.	2,396,860

35,000	Home Depot, Inc.	4,344,200

45,000	Lowe’s Companies, Inc.	3,038,850
	Total Specialty Retail	11,251,270

	Technology Hardware, Storage & Peripherals – 5.0%

94,000	Apple, Inc.	9,088,860

244,000	HP Inc.	2,608,360
	Total Technology Hardware, Storage & Peripherals	11,697,220

	Trading Companies & Distributors – 0.8%

41,000	WESCO International Inc., (2)	1,806,050

	Wireless Telecommunication Services – 1.1%

66,000	T-Mobile US Inc., (2)	2,448,600
	Total Long-Term Investments (cost $244,940,802)	232,412,831
	Other Assets Less Liabilities – 0.4%	913,114
	Net Assets – 100%	$233,325,945

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen	51

Nuveen Large Cap Growth Fund

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Aerospace & Defense – 3.9%

13,400	Boeing Company	$1,583,612

7,300	Huntington Ingalls Industries Inc.	956,738

21,400	Spirit AeroSystems Holdings Inc., (2)	984,400
	Total Aerospace & Defense	3,524,750

	Airlines – 4.8%

13,500	Alaska Air Group, Inc.	997,650

27,000	Delta Air Lines, Inc.	1,302,480

39,900	JetBlue Airways Corporation, (2)	877,800

28,500	Southwest Airlines Co.	1,195,575
	Total Airlines	4,373,505

	Auto Components – 1.0%

9,000	Lear Corporation	912,150

	Automobiles – 1.3%

18,200	Ford Motor Company	227,682

16,900	Thor Industries, Inc.	935,922
	Total Automobiles	1,163,604

	Beverages – 1.2%

11,900	Dr. Pepper Snapple Group	1,089,207

	Biotechnology – 8.5%

13,100	Amgen Inc.	1,863,868

5,600	Biogen Inc., (2)	1,452,752

13,800	Celgene Corporation, (2)	1,391,454

23,800	Gilead Sciences, Inc.	2,076,550

7,800	United Therapeutics Corporation, (2)	951,132
	Total Biotechnology	7,735,756

	Capital Markets – 0.6%

16,700	Lazard Limited	587,506

	Chemicals – 1.0%

21,000	Cabot Corporation	935,130

	Communications Equipment – 2.1%

10,900	F5 Networks, Inc., (2)	1,048,253

36,700	Juniper Networks Inc.	906,490
	Total Communications Equipment	1,954,743

52	Nuveen

Shares	Description (1)	Value

	Containers & Packaging – 0.2%

12,600	Graphic Packaging Holding Company	$155,358

	Diversified Telecommunication Services – 2.5%

30,200	CenturyLink Inc.	923,818

16,900	Intelsat SA, (2)	29,068

17,600	Verizon Communications Inc.	892,848

56,100	Windstream Holdings Inc.	421,872
	Total Diversified Telecommunication Services	2,267,606

	Electrical Equipment – 0.3%

3,000	Rockwell Automation, Inc.	312,270

	Electronic Equipment, Instruments & Components – 2.0%

24,800	Ingram Micro, Inc., Class A	887,840

43,100	Jabil Circuit Inc.	898,635
	Total Electronic Equipment, Instruments & Components	1,786,475

	Energy Equipment & Services – 0.3%

35,000	Atwood Oceanics Inc.	240,800

	Food & Staples Retailing – 1.3%

20,100	Sysco Corporation	887,013

4,200	Wal-Mart Stores, Inc.	278,628
	Total Food & Staples Retailing	1,165,641

	Health Care Equipment & Supplies – 1.1%

28,700	Hologic Inc., (2)	993,881

	Health Care Providers & Services – 10.5%

9,200	Aetna Inc.	999,396

12,500	AmerisourceBergen Corporation	1,082,750

7,200	Anthem Inc.	940,968

14,100	Cardinal Health, Inc.	1,151,970

16,900	Centene Corporation, (2)	962,624

18,400	Express Scripts, Holding Company, (2)	1,294,992

8,000	McKesson HBOC Inc.	1,244,960

15,700	UnitedHealth Group Incorporated	1,869,870
	Total Health Care Providers & Services	9,547,530

	Hotels, Restaurants & Leisure – 6.1%

17,100	Brinker International Inc.	851,580

15,100	Marriott International, Inc., Class A	1,029,065

8,000	McDonald’s Corporation	937,520

4,900	Panera Bread Company, (2)	1,015,280

29,600	Starbucks Corporation	1,723,016
	Total Hotels, Restaurants & Leisure	5,556,461

Nuveen	53

Nuveen Large Cap Growth Fund (continued)

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	Independent Power & Renewable Electricity Producers – 0.5%

32,900	Calpine Corporation, (2)	$413,224

	Internet & Catalog Retail – 1.3%

200	Amazon.com, Inc., (2)	110,504

224,300	Groupon Inc., (2)	1,072,154
	Total Internet & Catalog Retail	1,182,658

	Internet Software & Services – 4.9%

2,800	Alphabet Inc., Class A, (2)	2,008,216

46,000	eBay Inc., (2)	1,094,800

3,000	Facebook Inc., Class A Shares, (2)	320,760

11,900	VeriSign, Inc., (2)	1,005,431
	Total Internet Software & Services	4,429,207

	IT Services – 9.6%

12,600	Accenture Limited	1,263,276

6,800	Computer Sciences Corporation	195,908

25,000	CoreLogic Inc.	864,750

24,100	Genpact Limited, (2)	636,963

16,700	Global Payments Inc.	1,017,865

12,300	Henry Jack and Associates Inc.	1,011,552

16,300	Leidos Holdings Inc.	704,486

19,700	MasterCard, Inc.	1,712,324

19,200	Vantiv Inc., (2)	999,168

5,300	Visa Inc.	383,667
	Total IT Services	8,789,959

	Life Sciences Tools & Services – 1.1%

500	Charles River Laboratories International, Inc., (2)	36,715

16,000	Quintiles Transnational Corporation, (2)	1,003,360
	Total Life Sciences Tools & Services	1,040,075

	Machinery – 1.7%

33,500	Allision Transmission Holdings Inc.	793,280

3,000	Parker Hannifin Corporation	303,600

24,000	Trinity Industries Inc.	380,160

800	Valmont Industries, Inc.	90,440
	Total Machinery	1,567,480

	Media – 6.2%

26,200	Cablevision Systems Corporation	852,286

4,000	Comcast Corporation, Class A	230,920

46,300	Interpublic Group of Companies, Inc.	990,357

50,000	MSG Networks Inc., (2)	821,000

15,800	Scripps Networks Interactive, Class A Shares	935,992

54	Nuveen

Shares	Description (1)	Value

	Media (continued)

261,800	Sirius XM Holdings Inc., (2)	$973,896

23,100	Viacom Inc., Class B	851,235
	Total Media	5,655,686

	Metals & Mining – 0.4%

20,000	Steel Dynamics Inc.	363,800

	Multiline Retail – 2.7%

20,000	Big Lots, Inc.	809,000

15,000	Kohl’s Corporation	700,050

12,100	Target Corporation	949,245
	Total Multiline Retail	2,458,295

	Personal Products – 1.0%

17,200	Herbalife, Limited	941,700

	Road & Rail – 0.8%

12,800	Landstar System	757,760

	Semiconductors & Semiconductor Equipment – 3.0%

30,000	Intel Corporation	887,700

86,800	Micron Technology, Inc., (2)	922,684

114,300	ON Semiconductor Corporation, (2)	958,977
	Total Semiconductors & Semiconductor Equipment	2,769,361

	Software – 5.4%

15,000	Citrix Systems, (2)	1,059,750

60,000	Microsoft Corporation	3,052,800

12,400	Red Hat, Inc., (2)	810,340
	Total Software	4,922,890

	Specialty Retail – 5.9%

27,000	Aaron Rents Inc.	620,730

25,200	Best Buy Co., Inc.	816,228

19,500	Home Depot, Inc.	2,420,340

22,200	Lowe’s Companies, Inc.	1,499,166
	Total Specialty Retail	5,356,464

	Technology Hardware, Storage & Peripherals – 6.6%

62,300	Apple, Inc.	6,023,787
	Total Long-Term Investments (cost $93,177,055)	90,974,719
	Other Assets Less Liabilities – 0.2%	205,193
	Net Assets – 100%	$91,179,912

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen	55

Nuveen Concentrated Core Fund

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.0%

	COMMON STOCKS – 100.0%

	Aerospace & Defense – 5.1%

49,000	Boeing Company	$5,790,820

	Airlines – 9.6%

121,000	Delta Air Lines, Inc.	5,837,040

121,000	Southwest Airlines Co.	5,075,950
	Total Airlines	10,912,990

	Automobiles – 10.6%

485,000	Ford Motor Company	6,067,350

202,000	General Motors Company	5,946,880
	Total Automobiles	12,014,230

	Banks – 4.4%

396,000	Bank of America Corporation	4,957,920

	Biotechnology – 9.7%

39,000	Amgen Inc.	5,548,920

63,000	Gilead Sciences, Inc.	5,496,750
	Total Biotechnology	11,045,670

	Diversified Telecommunication Services – 5.1%

191,000	CenturyLink Inc.	5,842,690

	Food & Staples Retailing – 5.1%

130,000	Sysco Corporation	5,736,900

	Food Products – 4.9%

158,000	Archer-Daniels-Midland Company	5,523,680

	Health Care Providers & Services – 20.4%

56,000	Aetna Inc.	6,083,280

66,000	AmerisourceBergen Corporation	5,716,920

36,000	McKesson HBOC Inc.	5,602,320

48,000	UnitedHealth Group Incorporated	5,716,800
	Total Health Care Providers & Services	23,119,320

	Insurance – 4.9%

52,000	Travelers Companies, Inc.	5,591,040

	Multiline Retail – 5.4%

78,000	Target Corporation	6,119,100

	Specialty Retail – 4.9%

82,000	Lowe’s Companies, Inc.	5,537,460

56	Nuveen

Shares	Description (1)	Value

	Technology Hardware, Storage & Peripherals – 9.9%

59,000	Apple, Inc.	$5,704,710

520,000	HP Inc.	5,558,800
	Total Technology Hardware, Storage & Peripherals	11,263,510
	Total Long-Term Investments (cost $123,048,346)	113,455,330
	Other Assets Less Liabilities – 0.0%	38,553
	Net Assets – 100%	$113,493,883

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

See accompanying notes to financial statements.

Nuveen	57

Nuveen Core Dividend Fund

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 99.7%

	Aerospace & Defense – 2.5%

4,800	Boeing Company	$567,264

3,100	Huntington Ingalls Industries Inc.	406,286
	Total Aerospace & Defense	973,550

	Air Freight & Logistics – 1.2%

5,100	United Parcel Service, Inc., Class B	492,405

	Airlines – 2.6%

5,700	Alaska Air Group, Inc.	421,230

3,000	Delta Air Lines, Inc.	144,720

11,200	Southwest Airlines Co.	469,840
	Total Airlines	1,035,790

	Automobiles – 2.9%

22,500	Ford Motor Company	281,475

16,500	General Motors Company	485,760

7,200	Thor Industries, Inc.	398,736
	Total Automobiles	1,165,971

	Banks – 1.2%

23,100	Bank of America Corporation	289,212

1,500	JP Morgan Chase & Co.	84,450

2,100	Wells Fargo & Company	98,532
	Total Banks	472,194

	Beverages – 2.4%

3,300	Dr. Pepper Snapple Group	302,049

6,700	PepsiCo, Inc.	655,394
	Total Beverages	957,443

	Biotechnology – 3.6%

3,500	AbbVie Inc.	191,135

4,300	Amgen Inc.	611,804

7,100	Gilead Sciences, Inc.	619,475
	Total Biotechnology	1,422,414

	Capital Markets – 3.0%

4,500	Ameriprise Financial, Inc.	377,775

11,700	Lazard Limited	411,606

6,000	T. Rowe Price Group Inc.	414,660
	Total Capital Markets	1,204,041

58	Nuveen

Shares	Description (1)	Value

	Chemicals – 0.8%

4,000	Cabot Corporation	$178,120

3,300	Westlake Chemical Corporation	142,296
	Total Chemicals	320,416

	Commercial Services & Supplies – 0.2%

3,400	Pitney Bowes Inc.	61,608

	Communications Equipment – 3.6%

24,900	Cisco Systems, Inc.	651,882

16,400	Juniper Networks Inc.	405,080

7,300	QUALCOMM, Inc.	370,767
	Total Communications Equipment	1,427,729

	Containers & Packaging – 1.0%

31,600	Graphic Packaging Holding Company	389,628

	Diversified Financial Services – 1.2%

800	CME Group, Inc.	73,152

6,600	NASDAQ Stock Market, Inc.	417,714
	Total Diversified Financial Services	490,866

	Diversified Telecommunication Services – 4.0%

2,400	AT&T Inc.	88,680

14,400	CenturyLink Inc.	440,496

15,500	Verizon Communications Inc.	786,315

37,900	Windstream Holdings Inc.	285,008
	Total Diversified Telecommunication Services	1,600,499

	Electric Utilities – 1.9%

4,500	Entergy Corporation	324,945

13,700	Exelon Corporation	431,413
	Total Electric Utilities	756,358

	Electrical Equipment – 1.1%

4,100	Rockwell Automation, Inc.	426,769

	Electronic Equipment, Instruments & Components – 1.7%

7,600	Ingram Micro, Inc., Class A	272,080

13,500	Jabil Circuit Inc.	281,475

10,600	Vishay Intertechnology Inc.	125,504
	Total Electronic Equipment, Instruments & Components	679,059

	Energy Equipment & Services – 3.1%

12,600	Atwood Oceanics Inc.	86,688

9,000	Ensco PLC	78,030

31,700	Franks International NV	440,313

42,200	Noble Corporation PLC	351,526

Nuveen	59

Nuveen Core Dividend Fund (continued)

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	Energy Equipment & Services (continued)

5,600	Oceaneering International Inc.	$154,672

20,000	Tidewater Inc.	115,000
	Total Energy Equipment & Services	1,226,229

	Food & Staples Retailing – 1.9%

10,400	Sysco Corporation	458,952

4,600	Wal-Mart Stores, Inc.	305,164
	Total Food & Staples Retailing	764,116

	Food Products – 0.5%

3,000	Tyson Foods, Inc., Class A	194,250

	Health Care Providers & Services – 7.3%

4,400	Aetna Inc.	477,972

5,000	AmerisourceBergen Corporation	433,100

3,600	Anthem Inc.	470,484

5,500	Cardinal Health, Inc.	449,350

3,100	McKesson HBOC Inc.	482,422

4,900	UnitedHealth Group Incorporated	583,590
	Total Health Care Providers & Services	2,896,918

	Hotels, Restaurants & Leisure – 7.8%

8,200	Brinker International Inc.	408,360

9,300	Carnival Corporation	446,028

6,900	Darden Restaurants, Inc.	440,772

6,900	Extended Stay America Inc.	101,982

9,100	Las Vegas Sands	439,348

6,200	Marriott International, Inc., Class A	422,530

3,800	McDonald’s Corporation	445,322

7,700	Six Flags Entertainment Corporation	391,622
	Total Hotels, Restaurants & Leisure	3,095,964

	Household Products – 0.8%

6,300	Energizer Holdings, Inc.	245,322

1,000	Procter & Gamble Company	80,290
	Total Household Products	325,612

	Independent Power & Renewable Electricity Producers – 3.2%

41,200	AES Corporation	403,760

37,500	NRG Energy Inc.	404,250

47,600	TerraForm Power, Inc.	458,864
	Total Independent Power & Renewable Electricity Producers	1,266,874

	Industrial Conglomerates – 0.4%

6,100	General Electric Company	177,754

60	Nuveen

Shares	Description (1)	Value

	Insurance – 1.1%

17,500	Assured Guaranty Limited	$434,175

	IT Services – 4.9%

5,000	Accenture Limited	501,300

6,600	Global Payments Inc.	402,270

7,600	Leidos Holdings Inc.	328,472

6,600	MasterCard, Inc.	573,672

15,700	Xerox Corporation	150,877
	Total IT Services	1,956,591

	Machinery – 3.0%

2,400	AGCO Corporation	118,776

17,500	Allision Transmission Holdings Inc.	414,400

31,800	Joy Global Inc.	410,856

12,400	Kennametal Inc.	249,612
	Total Machinery	1,193,644

	Media – 3.9%

24,900	Gannett Company, Inc.	379,974

18,600	Interpublic Group of Companies, Inc.	397,854

7,200	Scripps Networks Interactive, Class A Shares	426,528

9,100	Viacom Inc., Class B	335,335
	Total Media	1,539,691

	Metals & Mining – 1.4%

10,400	Nucor Corporation	409,136

2,300	Reliance Steel & Aluminum Company	140,047
	Total Metals & Mining	549,183

	Multiline Retail – 2.5%

8,600	Big Lots, Inc.	347,870

4,200	Kohl’s Corporation	196,014

5,800	Target Corporation	455,010
	Total Multiline Retail	998,894

	Multi-Utilities – 0.3%

5,800	CenterPoint Energy, Inc.	108,054

	Oil, Gas & Consumable Fuels – 1.6%

8,100	CVTR Energy Inc.	191,565

103,900	Denbury Resources Inc.	132,992

4,000	Exxon Mobil Corporation	320,600
	Total Oil, Gas & Consumable Fuels	645,157

Nuveen	61

Nuveen Core Dividend Fund (continued)

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	Personal Products – 0.9%

3,300	Coty Inc., Class A	$93,984

8,300	Nu Skin Enterprises, Inc., Class A	253,067
	Total Personal Products	347,051

	Pharmaceuticals – 1.4%

2,000	Johnson & Johnson	210,420

11,400	Pfizer Inc.	338,238
	Total Pharmaceuticals	548,658

	Professional Services – 0.5%

2,400	Manpower Inc.	185,856

	Real Estate Investment Trust – 0.8%

17,900	Communications Sales & Leasing, Inc.	337,415

	Semiconductors & Semiconductor Equipment – 1.7%

23,200	Intel Corporation	686,488

	Software – 3.1%

24,000	Microsoft Corporation	1,221,120

	Specialty Retail – 6.4%

12,000	Aaron Rents Inc.	275,880

12,400	Abercrombie & Fitch Co., Class A	360,220

12,100	Best Buy Co., Inc.	391,919

5,800	GameStop Corporation	178,756

5,900	Home Depot, Inc.	732,308

7,700	Lowe’s Companies, Inc.	519,981

8,200	Staples, Inc.	77,490
	Total Specialty Retail	2,536,554

	Technology Hardware, Storage & Peripherals – 5.0%

15,900	Apple, Inc.	1,537,371

41,600	HP Inc.	444,704
	Total Technology Hardware, Storage & Peripherals	1,982,075

	Tobacco – 0.3%

1,700	Altria Group, Inc.	104,669

	Trading Companies & Distributors – 1.0%

5,600	MSC Industrial Direct Inc., Class A	389,648
	Total Long-Term Investments (cost $41,930,155)	39,589,380
	Other Assets Less Liabilities – 0.3%	113,150
	Net Assets – 100%	$39,702,530

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

See accompanying notes to financial statements.

62	Nuveen

Nuveen Growth Fund

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.9%

	COMMON STOCKS – 99.9%

	Aerospace & Defense – 2.5%

9,218	Boeing Company	$1,089,383

	Air Freight & Logistics – 1.0%

9,678	Expeditors International of Washington, Inc.	443,059

	Automobiles – 1.1%

8,447	Thor Industries, Inc.	467,795

	Banks – 1.2%

10,824	Wells Fargo & Company	507,862

	Beverages – 7.9%

14,027	Coca-Cola Company	604,985

12,771	Dr. Pepper Snapple Group	1,168,930

17,501	PepsiCo, Inc.	1,711,948
	Total Beverages	3,485,863

	Biotechnology – 4.5%

8,777	Amgen Inc.	1,248,792

8,342	Gilead Sciences, Inc.	727,840
	Total Biotechnology	1,976,632

	Communication Equipment – 0.8%

3,893	F5 Networks, Inc., (2)	374,390

	Containers & Packaging – 2.3%

7,632	AptarGroup Inc.	562,555

9,392	Crown Holdings Inc., (2)	440,015
	Total Containers & Packaging	1,002,570

	Diversified Consumer Services – 0.9%

17,505	Service Corporation International	411,718

	Diversified Telecommunication Services – 3.9%

13,929	AT&T Inc.	514,677

24,131	Verizon Communications Inc.	1,224,166
	Total Diversified Telecommunication Services	1,738,843

	Food & Staples Retailing – 2.5%

16,909	Sysco Corporation	746,194

11,815	Whole Foods Market, Inc.	369,928
	Total Food & Staples Retailing	1,116,122

Nuveen	63

Nuveen Growth Fund (continued)

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	Food Products – 1.3%

16,858	Archer-Daniels-Midland Company	$589,356

	Health Care Providers & Services – 15.7%

8,107	Aetna Inc.	880,663

9,539	AmerisourceBergen Corporation	826,268

5,925	Anthem Inc.	774,338

13,711	Cardinal Health, Inc.	1,120,189

12,851	Express Scripts, Holding Company, (2)	904,453

7,026	McKesson HBOC Inc.	1,093,386

11,171	UnitedHealth Group Incorporated	1,330,466
	Total Health Care Providers & Services	6,929,763

	Hotels, Restaurants & Leisure – 6.6%

9,308	Brinker International Inc.	463,538

11,504	Marriott International, Inc., Class A	783,998

14,224	McDonald’s Corporation	1,666,911
	Total Hotels, Restaurants & Leisure	2,914,447

	Industrial Conglomerates – 1.5%

3,879	Roper Technologies, Inc.	651,400

	Insurance – 1.1%

5,324	Reinsurance Group of America Inc.	479,692

	Internet Software & Services – 4.9%

3,022	Alphabet Inc., Class A, (2)	2,167,439

	IT Services – 10.3%

11,891	Accenture Limited	1,192,192

7,181	Global Payments Inc.	437,682

6,421	Henry Jack and Associates Inc.	528,063

16,251	MasterCard, Inc.	1,412,537

10,281	Total System Services Inc.	448,046

7,050	Visa Inc.	510,350
	Total IT Services	4,528,870

	Machinery – 1.8%

7,700	Parker Hannifin Corporation	779,240

	Media – 6.8%

20,356	Comcast Corporation, Class A	1,175,152

8,841	Discovery Communications inc., Class A Shares, (2)	221,025

7,152	Scripps Networks Interactive, Class A Shares	423,684

19,775	Viacom Inc., Class B	728,709

4,545	Walt Disney Company	434,138
	Total Media	2,982,708

64	Nuveen

Shares	Description (1)	Value

	Multiline Retail – 2.2%

12,247	Target Corporation	$960,777

	Road & Rail – 1.0%

7,574	Landstar System	448,381

	Software – 5.2%

4,920	Intuit, Inc.	475,469

36,196	Microsoft Corporation	1,841,652
	Total Software	2,317,121

	Specialty Retail – 6.8%

17,405	Home Depot, Inc.	2,160,309

12,736	Lowe’s Companies, Inc.	860,062
	Total Specialty Retail	3,020,371

	Technology Hardware, Storage & Peripherals – 6.1%

22,870	Apple, Inc.	2,211,297

17,993	EMC Corporation	470,157
	Total Technology Hardware, Storage & Peripherals	2,681,454
	Total Long-Term Investments (cost $39,927,935)	44,065,256
	Other Assets Less Liabilities – 0.1%	42,346
	Net Assets – 100%	$44,107,602

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen	65

Nuveen Large Cap Core Plus Fund

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 129.6%

	COMMON STOCKS – 129.6%

	Aerospace & Defense – 4.8%

13,000	Boeing Company	$1,536,340

8,000	Huntington Ingalls Industries Inc.	1,048,480

24,000	Spirit AeroSystems Holdings Inc., (2)	1,104,000
	Total Aerospace & Defense	3,688,820

	Airlines – 7.3%

15,200	Alaska Air Group, Inc.	1,123,280

26,000	Delta Air Lines, Inc.	1,254,240

44,400	JetBlue Airways Corporation, (2)	976,800

27,000	Southwest Airlines Co.	1,132,650

20,000	United Continental Holdings Inc., (2)	1,145,200
	Total Airlines	5,632,170

	Auto Components – 0.1%

2,000	Goodyear Tire & Rubber Company	60,240

	Automobiles – 4.7%

103,000	Ford Motor Company	1,288,530

45,000	General Motors Company	1,324,800

18,000	Thor Industries, Inc.	996,840
	Total Automobiles	3,610,170

	Banks – 5.2%

135,000	Bank of America Corporation	1,690,200

37,000	JP Morgan Chase & Co.	2,083,100

5,000	Wells Fargo & Company	234,600
	Total Banks	4,007,900

	Biotechnology – 5.9%

11,000	Amgen Inc.	1,565,080

5,000	Biogen Inc., (2)	1,297,100

19,000	Gilead Sciences, Inc.	1,657,750
	Total Biotechnology	4,519,930

	Building Products – 0.4%

7,000	Owens Corning	300,440

	Chemicals – 1.4%

25,000	Cabot Corporation	1,113,250

66	Nuveen

Shares	Description (1)	Value

	Communications Equipment – 2.6%

37,000	Cisco Systems, Inc.	$968,660

42,300	Juniper Networks Inc.	1,044,810
	Total Communications Equipment	2,013,470

	Construction & Engineering – 3.2%

40,000	AECOM, (2)	1,098,400

8,000	Chicago Bridge & Iron Company N.V.	268,320

28,000	Jacobs Engineering Group, Inc., (2)	1,082,200
	Total Construction & Engineering	2,448,920

	Diversified Financial Services – 1.9%

2,100	Berkshire Hathaway Inc., Class B, (2)	281,757

14,000	NASDAQ Stock Market, Inc.	886,060

11,000	Voya Financial Inc.	322,960
	Total Diversified Financial Services	1,490,777

	Diversified Telecommunication Services – 5.5%

6,000	AT&T Inc.	221,700

37,700	CenturyLink Inc.	1,153,243

30,600	Intelsat SA, (2)	52,632

35,000	Verizon Communications Inc.	1,775,550

144,000	Windstream Holdings Inc.	1,082,880
	Total Diversified Telecommunication Services	4,286,005

	Electrical Equipment – 1.3%

10,000	Rockwell Automation, Inc.	1,040,900

	Electronic Equipment, Instruments & Components – 3.8%

29,000	Ingram Micro, Inc., Class A	1,038,200

51,000	Jabil Circuit Inc.	1,063,350

72,000	Vishay Intertechnology Inc.	852,480
	Total Electronic Equipment, Instruments & Components	2,954,030

	Energy Equipment & Services – 0.9%

35,000	Noble Corporation PLC	291,550

67,700	Tidewater Inc.	389,275
	Total Energy Equipment & Services	680,825

	Food & Staples Retailing – 1.6%

28,000	Sysco Corporation	1,235,640

	Food Products – 1.3%

15,000	Tyson Foods, Inc., Class A	971,250

	Health Care Providers & Services – 10.6%

11,000	Aetna Inc.	1,194,930

13,000	AmerisourceBergen Corporation	1,126,060

Nuveen	67

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

9,000	Anthem Inc.	$1,176,210

14,000	Cardinal Health, Inc.	1,143,800

7,000	Centene Corporation, (2)	398,720

19,000	Express Scripts, Holding Company, (2)	1,337,220

8,000	HCA Holdings Inc., (2)	553,680

8,000	McKesson HBOC Inc.	1,244,960
	Total Health Care Providers & Services	8,175,580

	Household Durables – 0.3%

3,000	Procter & Gamble Company	240,870

	Hotels, Restaurants & Leisure – 4.7%

8,000	Brinker International Inc.	398,400

24,000	Carnival Corporation	1,151,040

16,000	Darden Restaurants, Inc.	1,022,080

15,900	Marriott International, Inc., Class A	1,083,585
	Total Hotels, Restaurants & Leisure	3,655,105

	Independent Power & Renewable Electricity Producers – 0.3%

22,000	NRG Energy Inc.	237,160

	Industrial Conglomerates – 0.6%

15,000	General Electric Company	437,100

	Insurance – 3.5%

45,000	Assured Guaranty Limited	1,116,450

2,000	Everest Reinsurance Group Ltd	372,260

10,900	Travelers Companies, Inc.	1,171,968
	Total Insurance	2,660,678

	Internet & Catalog Retail – 0.1%

200	Amazon.com, Inc., (2)	110,504

	Internet Software & Services – 4.7%

1,700	Alphabet Inc., Class A, (2)	1,219,274

48,100	eBay Inc., (2)	1,144,780

2,000	Facebook Inc., Class A Shares, (2)	213,840

12,000	VeriSign, Inc., (2)	1,013,880
	Total Internet Software & Services	3,591,774

	IT Services – 6.0%

28,000	CoreLogic Inc.	968,520

16,800	Global Payments Inc.	1,023,960

17,000	MasterCard, Inc.	1,477,640

116,000	Xerox Corporation	1,114,760
	Total IT Services	4,584,880

68	Nuveen

Shares	Description (1)	Value

	Machinery – 5.9%

21,000	AGCO Corporation	$1,039,290

44,000	Allision Transmission Holdings Inc.	1,041,920

81,000	Joy Global Inc.	1,046,520

25,000	Trinity Industries Inc.	396,000

8,900	Valmont Industries, Inc.	1,006,145
	Total Machinery	4,529,875

	Media – 6.5%

67,000	Gannett Company, Inc.	1,022,420

48,900	Interpublic Group of Companies, Inc.	1,045,971

19,000	Scripps Networks Interactive, Class A Shares	1,125,560

283,000	Sirius XM Holdings Inc., (2)	1,052,760

21,000	Viacom Inc., Class B	773,850
	Total Media	5,020,561

	Metals & Mining – 1.4%

26,500	Nucor Corporation	1,042,510

	Multiline Retail – 4.2%

23,000	Big Lots, Inc.	930,350

23,000	Kohl’s Corporation	1,073,410

16,000	Target Corporation	1,255,200
	Total Multiline Retail	3,258,960

	Oil, Gas & Consumable Fuels – 1.0%

9,600	Exxon Mobil Corporation	769,440

	Personal Products – 1.4%

19,000	Herbalife, Limited	1,040,250

	Pharmaceuticals – 0.7%

5,000	Johnson & Johnson	526,050

	Professional Services – 1.4%

14,000	Manpower Inc.	1,084,160

	Semiconductors & Semiconductor Equipment – 4.3%

60,000	Intel Corporation	1,775,400

88,000	Micron Technology, Inc., (2)	935,440

67,000	ON Semiconductor Corporation, (2)	562,130
	Total Semiconductors & Semiconductor Equipment	3,272,970

	Software – 4.0%

39,000	Microsoft Corporation	1,984,320

16,000	Citrix Systems, (2)	1,130,400
	Total Software	3,114,720

Nuveen	69

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	Specialty Retail – 6.8%

38,000	Aaron Rents Inc.	$873,620

36,000	Best Buy Co., Inc.	1,166,040

15,000	Home Depot, Inc.	1,861,800

19,500	Lowe’s Companies, Inc.	1,316,835
	Total Specialty Retail	5,218,295

	Technology Hardware, Storage & Peripherals – 6.6%

40,500	Apple, Inc.	3,915,945

108,000	HP Inc.	1,154,520
	Total Technology Hardware, Storage & Peripherals	5,070,465

	Trading Companies & Distributors – 1.3%

23,000	WESCO International Inc., (2)	1,013,150

	Wireless Telecommunication Services – 1.4%

28,600	T-Mobile US Inc., (2)	1,061,060
	Total Long-Term Investments (cost $104,339,873)	99,770,854

Shares	Description (1)	Value

	COMMON STOCKS SOLD SHORT – (29.9)% (3)

	Aerospace & Defense – (0.8)%

(1,700)	General Dynamics Corporation	$(231,659)

(2,200)	Honeywell International Inc.	(222,970)

(1,900)	Orbital ATK, Inc.	(159,144)
	Total Aerospace & Defense	(613,773)

	Airlines – (0.3)%

(4,900)	Spirit Airline Holdings, (2)	(233,975)

	Automobiles – (0.3)%

(1,300)	Tesla Motors Inc., (2)	(249,509)

	Banks – (0.6)%

(2,100)	M&T Bank Corporation	(215,355)

(5,300)	U.S. Bancorp	(204,156)
	Total Banks	(419,511)

	Beverages – (0.3)%

(100)	Coca-Cola Company	(4,313)

(1,800)	Monster Beverage Corporation, (2)	(225,900)
	Total Beverages	(230,213)

	Biotechnology – (0.6)%

(1,700)	Alexion Pharmaceuticals Inc., (2)	(239,360)

(2,000)	Intercept Pharmaceuticals Incorporated, (2)	(222,760)
	Total Biotechnology	(462,120)

70	Nuveen

Shares	Description (1)	Value

	Capital Markets – (0.5)%

(800)	BlackRock Inc.	$(249,568)

(800)	Franklin Resources, Inc.	(28,680)

(3,300)	Invesco LTD	(88,242)
	Total Capital Markets	(366,490)

	Chemicals – (2.1)%

(1,700)	Air Products & Chemicals Inc.	(225,199)

(6,600)	CF Industries Holdings, Inc.	(240,636)

(3,800)	E.I. Du Pont de Nemours and Company	(231,306)

(2,200)	Ecolab Inc.	(225,610)

(6,100)	FMC Corporation	(229,604)

(2,400)	PPG Industries, Inc.	(231,672)

(2,300)	Praxair, Inc.	(234,117)
	Total Chemicals	(1,618,144)

	Commercial Services & Supplies – (0.3)%

(7,100)	Tyco International PLC	(249,778)

	Communications Equipment – (0.3)%

(9,500)	CommScope Holding Company Inc., (2)	(239,305)

	Consumer Finance – (0.3)%

(10,100)	OneMain Holdings Inc., (2)	(227,957)

	Diversified Telecommunication Services – (0.3)%

(4,800)	Level 3 Communications Inc., (2)	(233,040)

	Electric Utilities – (0.3)%

(4,900)	Southern Company	(236,082)

	Electrical Equipment – (0.1)%

(2,800)	Solarcity Corporation, (2)	(51,604)

	Electronic Equipment, Instruments & Components – (0.9)%

(4,400)	Amphenol Corporation, Class A	(233,508)

(9,600)	VeriFone Holdings Inc., (2)	(229,344)

(3,900)	Zebra Technologies Corporation, Class A, (2)	(240,942)
	Total Electronic Equipment, Instruments & Components	(703,794)

	Energy Equipment & Services – (0.6)%

(6,900)	Halliburton Company	(222,732)

(3,500)	Schlumberger Limited	(251,020)
	Total Energy Equipment & Services	(473,752)

	Food Products – (1.2)%

(4,000)	Campbell Soup Company	(247,000)

(2,600)	Kellogg Company	(192,452)

Nuveen	71

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	Food Products (continued)

(3,000)	Kraft Heinz Company	$(231,060)

(1,100)	Mondelez International Inc.	(44,583)

(5,000)	WhiteWave Foods Company, (2)	(193,600)
	Total Food Products	(908,695)

	Health Care Equipment & Supplies – (1.9)%

(6,100)	Baxter International, Inc.	(241,011)

(1,500)	Becton, Dickinson and Company	(221,175)

(13,800)	Boston Scientific Corporation, (2)	(234,324)

(1,100)	DexCom, Inc., (2)	(71,566)

(2,600)	Edwards Lifesciences Corporation, (2)	(226,200)

(2,300)	Stryker Corporation	(229,724)

(2,600)	Zimmer Holdings, Inc.	(251,706)
	Total Health Care Equipment & Supplies	(1,475,706)

	Health Care Providers & Services – (0.3)%

(15,200)	Brookdale Senior Living Inc., (2)	(218,424)

	Health Care Technology – (0.3)%

(4,500)	Cerner Corporation, (2)	(229,770)

	Hotels, Restaurants & Leisure – (0.3)%

(3,000)	Wynn Resorts Ltd	(247,440)

	Household Durables – (0.6)%

(5,500)	Lennar Corporation, Class A	(230,670)

(15,900)	Taylor Morrison, (2)	(221,169)
	Total Household Durables	(451,839)

	Household Products – (0.9)%

(3,700)	Colgate-Palmolive Company	(242,868)

(1,800)	Kimberly-Clark Corporation	(234,540)

(3,000)	Procter & Gamble Company	(240,870)
	Total Household Products	(718,278)

	Industrial Conglomerates – (0.3)%

(1)	General Electric Company	(29)

(1,600)	3M Co.	(250,992)
	Total Industrial Conglomerates	(251,021)

	Insurance – (0.4)%

(2,000)	Mercury General Corporation	(105,160)

(2,400)	AON PLC	(228,696)
	Total Insurance	(333,856)

72	Nuveen

Shares	Description (1)	Value

	Internet & Catalog Retail – (0.6)%

(7,400)	Liberty Interactive Corporation, Class A Shares, (2)	$(187,812)

(2,600)	NetFlix.com Inc., (2)	(242,866)
	Total Internet & Catalog Retail	(430,678)

	Internet Software & Services – (1.3)%

(2,000)	LinkedIn Corporation, Class A Shares, (2)	(234,380)

(24,400)	Pandora Media, Inc., (2)	(249,368)

(13,100)	Twitter Inc., (2)	(237,372)

(7,800)	Yahoo! Inc., (2)	(247,962)
	Total Internet Software & Services	(969,082)

	Life Sciences Tools & Services – (0.2)%

(1,100)	Bio-Rad Laboratories Inc., (2)	(148,104)

	Machinery – (0.3)%

(7,900)	Donaldson Company, Inc.	(223,096)

	Media – (0.6)%

(1,400)	Charter Communications, Inc., Class A, (2)	(251,384)

(9,300)	Dreamworks Animation SKG Inc., (2)	(238,638)
	Total Media	(490,022)

	Metals & Mining – (0.6)%

(3,400)	Compass Minerals International, Inc.	(230,656)

(9,800)	Southern Copper Corporation	(234,612)
	Total Metals & Mining	(465,268)

	Multiline Retail – (0.3)%

(2,900)	Dollar Tree Stores Inc., (2)	(232,725)

	Multi-Utilities – (1.2)%

(3,300)	Dominion Resources, Inc.	(230,736)

(4,100)	PG&E Corporation	(232,593)

(2,300)	Sempra Energy	(221,973)

(8,400)	TECO Energy, Inc.	(230,748)
	Total Multi-Utilities	(916,050)

	Oil, Gas & Consumable Fuels – (4.4)%

(6,700)	Anadarko Petroleum Corporation	(254,265)

(12,200)	Cabot Oil & Gas Corporation	(245,586)

(329)	California Resources Corporation	(185)

(6,900)	Cheniere Energy Inc., (2)	(246,675)

(2,800)	Chevron Corporation	(233,632)

(2,900)	Cimarex Energy Company	(243,687)

(92,800)	Cobalt International Energy, Inc., (2)	(246,848)

(300)	Concho Resources Inc., (2)	(27,072)

Nuveen	73

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

(3,200)	ConocoPhillips	$(108,256)

(7,400)	Energen Corporation	(195,952)

(3,600)	EOG Resources, Inc.	(233,064)

(2,900)	Exxon Mobil Corporation	(232,435)

(8,300)	Golar LNG, Limited	(152,139)

(13,000)	Kinder Morgan, Inc.	(235,170)

(2,700)	Noble Energy, Inc.	(79,650)

(3,500)	Occidental Petroleum Corporation	(240,870)

(2,000)	Pioneer Natural Resources Company	(241,060)

(8,400)	Range Resources Corporation	(199,332)
	Total Oil, Gas & Consumable Fuels	(3,415,878)

	Pharmaceuticals – (0.9)%

(800)	Allergan PLC, (2)	(232,088)

(1,600)	Perrigo Company	(202,000)

(5,500)	Zoetis Incorporated	(225,830)
	Total pharmaceuticals	(659,918)

	Real Estate Investment Trust – (0.2)%

(5,600)	Weyerhaeuser Company	(145,488)

	Road & Rail – (0.7)%

(1,100)	Genesee & Wyoming Inc., (2)	(62,392)

(2,800)	Kansas City Southern Industries	(228,788)

(3,100)	Union Pacific Corporation	(244,466)
	Total Road & Rail	(535,646)

	Semiconductors & Semiconductor Equipment – (0.5)%

(2,700)	Analog Devices, Inc.	(143,073)

(10,200)	SunPower Corporation, (2)	(240,924)
	Total Semiconductors & Semiconductor Equipment	(383,997)

	Software – (0.9)%

(14,100)	FireEye Inc., (2)	(238,854)

(3,900)	NetSuite Inc., (2)	(235,638)

(3,500)	Workday Inc., Class A, (2)	(211,575)
	Total Software	(686,067)

	Specialty Retail – (0.4)%

(1,000)	CarMax, Inc., (2)	(46,260)

(2,400)	Signet Jewelers Limited	(260,160)
	Total Specialty Retail	(306,420)

	Technology Hardware, Storage & Peripherals – (0.2)%

(9,400)	Stratasys, Inc., (2)	(177,190)

74	Nuveen

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods – (1.2)%

(11,900)	Kate Spade & Company, (2)	$(235,858)

(3,800)	Lululemon Athletica Inc., (2)	(238,374)

(2,900)	Under Armour, Inc., (2)	(242,701)

(3,600)	VF Corporation	(234,396)
	Total Textiles, Apparel & Luxury Goods	(951,329)

	Tobacco – (0.3)%

(4,900)	Reynolds American Inc.	(247,107)

	Water Utilities – (0.3)%

(7,400)	Aqua America Inc.	(226,218)
	Total Common Stocks Sold Short (proceeds $28,220,384)	(23,054,359)
	Other Assets Less Liabilities – 0.3%	263,493
	Net Assets – 100%	$76,979,988

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $37,693,815 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

Nuveen	75

Nuveen Equity Long/Short Fund

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 161.3%

	COMMON STOCKS – 161.3%

	Aerospace & Defense – 3.5%

9,000	Boeing Company	$1,063,620

9,400	Huntington Ingalls Industries Inc.	1,231,964

28,100	Spirit AeroSystems Holdings Inc., (2)	1,292,600
	Total Aerospace & Defense	3,588,184

	Air Freight & Logistics – 2.4%

17,700	C.H. Robinson Worldwide, Inc.	1,235,991

26,957	Expeditors International of Washington, Inc.	1,234,091
	Total Air Freight & Logistics	2,470,082

	Airlines – 4.0%

28,500	Delta Air Lines, Inc.	1,374,840

58,900	JetBlue Airways Corporation, (2)	1,295,800

34,900	Southwest Airlines Co.	1,464,055
	Total Airlines	4,134,695

	Auto Components – 2.4%

41,401	Goodyear Tire & Rubber Company	1,246,998

12,198	Lear Corporation	1,236,267
	Total Auto Components	2,483,265

	Automobiles – 1.4%

113,400	Ford Motor Company	1,418,634

	Banks – 5.8%

139,100	Bank of America Corporation	1,741,532

23,600	Citigroup Inc.	916,860

35,800	JP Morgan Chase & Co.	2,015,540

170,500	Regions Financial Corporation	1,282,160
	Total Banks	5,956,092

	Beverages – 2.4%

25,900	Coca-Cola Enterprises Inc.	1,256,409

13,900	Dr. Pepper Snapple Group	1,272,267
	Total Beverages	2,528,676

	Biotechnology – 5.4%

11,400	Amgen Inc.	1,621,992

10,200	Celgene Corporation, (2)	1,028,466

19,500	Gilead Sciences, Inc.	1,701,375

10,300	United Therapeutics Corporation, (2)	1,255,982
	Total Biotechnology	5,607,815

76	Nuveen

Shares	Description (1)	Value

	Building Products – 1.3%

48,000	Masco Corporation	$1,353,600

	Chemicals – 3.6%

30,400	Cabot Corporation	1,353,712

14,125	LyondellBasell Industries NV	1,132,966

30,900	RPM International, Inc.	1,262,265
	Total Chemicals	3,748,943

	Communications Equipment – 4.3%

129,200	Brocade Communications Systems Inc.	1,282,956

67,400	Cisco Systems, Inc.	1,764,532

14,100	F5 Networks, Inc., (2)	1,355,997
	Total Communications Equipment	4,403,485

	Construction & Engineering – 2.4%

46,900	AECOM, (2)	1,287,874

35,300	Chicago Bridge & Iron Company N.V.	1,183,962
	Total Construction & Engineering	2,471,836

	Consumer Finance – 1.3%

19,900	Capital One Financial Corporation	1,308,027

	Containers & Packaging – 2.5%

27,200	Crown Holdings Inc., (2)	1,274,320

28,700	Sealed Air Corporation	1,312,451
	Total Containers & Packaging	2,586,771

	Distributors – 1.2%

14,300	Genuine Parts Company	1,289,145

	Diversified Financial Services – 5.3%

12,000	Berkshire Hathaway Inc., Class B, (2)	1,610,040

19,600	CBOE Holdings Inc.	1,225,000

5,850	Intercontinental Exchange Group, Inc.	1,394,991

20,100	NASDAQ Stock Market, Inc.	1,272,129
	Total Diversified Financial Services	5,502,160

	Diversified Telecommunication Services – 2.2%

45,500	CenturyLink Inc.	1,391,845

16,747	Verizon Communications Inc.	849,575
	Total Diversified Telecommunication Services	2,241,420

	Electric Utilities – 2.1%

12,400	Edison International	845,184

17,800	Entergy Corporation	1,285,338
	Total Electric Utilities	2,130,522

Nuveen	77

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	Electrical Equipment – 2.6%

23,800	Eaton PLC	$1,349,698

12,955	Rockwell Automation, Inc.	1,348,486
	Total Electrical Equipment	2,698,184

	Energy Equipment & Services – 3.4%

24,900	Dril Quip Inc., (2)	1,350,825

97,000	Franks International NV	1,347,330

30,600	Oceaneering International Inc.	845,172
	Total Energy Equipment & Services	3,543,327

	Food & Staples Retailing – 1.3%

31,200	Sysco Corporation	1,376,856

	Food Products – 1.3%

20,800	Tyson Foods, Inc., Class A	1,346,800

	Health Care Equipment & Supplies – 2.5%

21,700	DENTSPLY International Inc.	1,322,832

37,700	Hologic Inc., (2)	1,305,551
	Total Health Care Equipment & Supplies	2,628,383

	Health Care Providers & Services – 7.9%

13,800	Aetna Inc.	1,499,094

15,000	AmerisourceBergen Corporation	1,299,300

10,600	Anthem Inc.	1,385,314

22,200	Centene Corporation, (2)	1,264,512

20,000	Express Scripts, Holding Company, (2)	1,407,600

8,404	McKesson HBOC Inc.	1,307,830
	Total Health Care Providers & Services	8,163,650

	Hotels, Restaurants & Leisure – 5.4%

28,600	Carnival Corporation	1,371,656

20,500	Darden Restaurants, Inc.	1,309,540

19,002	Marriott International, Inc., Class A	1,294,986

27,300	Starbucks Corporation	1,589,133
	Total Hotels, Restaurants & Leisure	5,565,315

	Household Durables – 1.4%

9,168	Whirlpool Corporation	1,423,974

	Household Products – 1.2%

32,000	Energizer Holdings, Inc.	1,246,080

	Independent Power & Renewable Electricity Producers – 1.5%

53,500	AES Corporation	524,300

84,200	Calpine Corporation, (2)	1,057,552
	Total Independent Power & Renewable Electricity Producers	1,581,852

78	Nuveen

Shares	Description (1)	Value

	Industrial Conglomerates – 1.3%

14,536	Carlisle Companies Inc.	$1,310,566

	Insurance – 6.9%

22,600	AFLAC Incorporated	1,345,152

46,000	Amtrust Financial Services, Inc.	1,124,700

47,400	Assured Guaranty Limited	1,175,994

31,800	Hartford Financial Services Group, Inc.	1,339,416

20,000	MetLife, Inc.	791,200

12,600	Travelers Companies, Inc.	1,354,752
	Total Insurance	7,131,214

	Internet & Catalog Retail – 2.6%

240,000	Groupon Inc., (2)	1,147,200

1,250	priceline.com Incorporated, (2)	1,581,513
	Total Internet & Catalog Retail	2,728,713

	Internet Software & Services – 1.9%

27500	Rackspace Hosting Inc., (2)	1,326,493

15,700	VeriSign, Inc., (2)	592,075
	Total Internet Software & Services	1,918,568

	IT Services – 8.3%

39,700	Computer Sciences Corporation	1,143,757

36,100	CoreLogic Inc.	1,248,700

15,400	Henry Jack and Associates Inc.	1,266,496

28,100	Leidos Holdings Inc.	1,214,482

32,500	Total System Services Inc.	1,416,350

26,300	Vantiv Inc., (2)	1,368,652

12,250	Visa Inc.	886,778
	Total IT Services	8,545,215

	Leisure Products – 1.3%

30,800	Brunswick Corporation	1,310,232

	Life Sciences Tools & Services – 1.2%

20,400	Quintiles Transnational Corporation, (2)	1,279,284

	Machinery – 6.7%

54,754	Allision Transmission Holdings Inc.	1,296,575

25,200	Crane Company	1,236,060

103,000	Joy Global Inc.	1,330,760

26,000	Kennametal Inc.	523,380

41,400	Timken Company	1,234,962

11,100	Valmont Industries, Inc.	1,254,855
	Total Machinery	6,876,592

Nuveen	79

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	Media – 7.2%

18,300	AMC Networks Inc., Class A Shares, (2)	$1,199,382

49,400	Discovery Communications inc., Class A Shares, (2)	1,235,000

52,300	Gannett Company, Inc.	798,098

114,400	News Corporation, Class A Shares	1,237,808

10,200	Omnicom Group, Inc.	793,662

369,400	Sirius XM Holdings Inc., (2)	1,374,168

20,700	Viacom Inc., Class B	762,795
	Total Media	7,400,913

	Metals & Mining – 2.5%

21,300	Reliance Steel & Alunminum Company	1,296,957

67,900	Steel Dynamics Inc.	1,235,101
	Total Metals & Mining	2,532,058

	Multiline Retail – 1.5%

19,700	Target Corporation	1,545,465

	Oil, Gas & Consumable Fuels – 3.5%

276,144	Chesapeake Energy Corporation	720,736

41,776	CVTR Energy Inc.	988,002

66,200	SM Energy Company	598,448

27,600	World Fuel Services Corporation	1,291,956
	Total Oil, Gas & Consumable Fuels	3,599,142

	Personal Products – 1.2%

22,800	Herbalife, Limited	1,248,300

	Pharmaceuticals – 2.3%

22,300	Johnson & Johnson	2,346,183

	Professional Services – 1.3%

17,100	Manpower Inc.	1,324,224

	Real Estate Management & Development – 1.2%

50,223	CBRE Group Inc., (2)	1,276,166

	Semiconductors & Semiconductor Equipment – 5.7%

39,500	Cree, Inc., (2)	1,253,730

60,200	Intel Corporation	1,781,318

10,500	Lam Research Corporation	769,650

81,500	Marvell Technology Group Ltd.	778,325

43,100	NVIDIA Corporation	1,351,616
	Total Semiconductors & Semiconductor Equipment	5,934,639

	Software – 5.3%

19,700	Citrix Systems, (2)	1,391,805

54,700	Microsoft Corporation	2,783,136

80	Nuveen

Shares	Description (1)			Value

	Software (continued)

19,800	Red Hat, Inc., (2)			$1,293,930
	Total Software			5,468,871

	Specialty Retail – 9.4%

35,200	Aaron Rents Inc.			809,248

43,200	Best Buy Co., Inc.			1,399,248

19,500	Foot Locker, Inc.			1,218,750

19,700	GameStop Corporation			607,154

15,600	Home Depot, Inc.			1,936,272

22,500	Lowe’s Companies, Inc.			1,519,425

20,000	TJX Companies, Inc.			1,482,000

28,600	Urban Outfitters, Inc., (2)			757,614
	Total Specialty Retail			9,729,711

	Technology Hardware, Storage & Peripherals – 5.4%

34,600	Apple, Inc.			3,345,474

92,000	HP Inc.			983,480

54,100	NCR Corporation, (2)			1,263,776
	Total Technology Hardware, Storage & Peripherals			5,592,730

	Textiles Apparel & Luxury Goods – 1.3%

13,600	Carter’s Inc.			1,382,168

	Wireless Telecommunication Services – 1.3%

36,576	T-Mobile US Inc., (2)			1,356,970
	Total Long-Term Investments (cost $169,745,493)			166,635,697

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 8.2%

	REPURCHASE AGREEMENTS – 8.2%

$8,509	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/29/16 repurchase price value $8,509,155, collateralized by $8,500,000 U.S. Treasury Notes, 2.000%, due 8/15/25, value $8,680,625	0.030%	3/01/16	$8,509,148
	Total Short-Term Investments (cost $8,509,148)			8,509,148
	Total Investments (cost $178,254,641) – 169.5%			175,144,845

Shares	Description (1)			Value

	COMMON STOCKS SOLD SHORT – (79.9)% (3)

	Aerospace & Defense – (1.6)%

(22,049)	Hexcel Corporation			$(911,285)

(8,900)	Orbital ATK, Inc.			(745,464)
	Total Aerospace & Defense			(1,656,749)

Nuveen	81

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	Airlines – (0.8)%

(18,300)	Spirit Airline Holdings, (2)	$(873,825)

	Automobiles – (0.8)%

(4,100)	Tesla Motors Inc., (2)	(786,913)

	Banks – (0.6)%

(5,850)	M&T Bank Corporation	(599,918)

	Beverages – (1.7)%

(10,300)	Molson Coors Brewing Company, Class B	(878,281)

(6,600)	Monster Beverage Corporation, (2)	(828,300)
	Total Beverages	(1,706,581)

	Biotechnology – (0.8)%

(7,500)	Intercept Pharmaceuticals Incorporated, (2)	(835,350)

	Building Products – (0.8)%

(17,200)	Fortune Brands Home & Security	(863,784)

	Chemicals – (4.9)%

(8,500)	Ashland Inc.	(809,965)

(26,200)	CF Industries Holdings, Inc.	(955,252)

(13,500)	E.I. Du Pont de Nemours and Company	(821,745)

(22,600)	FMC Corporation	(850,664)

(2,300)	NewMarket Corporation	(839,822)

(7,500)	Praxair, Inc.	(763,425)
	Total Chemicals	(5,040,873)

	Commercial Services & Supplies – (1.7)%

(68,036)	Covanta Holding Corporation	(947,741)

(22,600)	Tyco International PLC	(795,068)
	Total Commercial Services & Supplies	(1,742,809)

	Communications Equipment – (0.9)%

(37,000)	CommScope Holding Company Inc., (2)	(932,030)

	Construction Materials – (0.8)%

(14,500)	Eagle Materials Inc.	(876,090)

	Consumer Finance – (0.8)%

(38,400)	OneMain Holdings Inc., (2)	(866,688)

	Electric Utilities – (3.9)%

(15,700)	Eversource Energy	(852,510)

(26,300)	Hawaiian Electric Industries	(772,168)

(20,200)	ITC Holdings Corporation	(820,726)

(16,500)	Southern Company	(794,970)

82	Nuveen

Shares	Description (1)	Value

	Electric Utilities (continued)

(17,400)	Westar Energy Inc.	$(756,204)
	Total Electric Utilities	(3,996,578)

	Electronic Equipment, Instruments & Components – (2.4)%

(31,100)	National Instruments Corporation	(897,235)

(33,600)	VeriFone Holdings Inc., (2)	(802,704)

(12,900)	Zebra Technologies Corporation, Class A, (2)	(796,962)
	Total Electronic Equipment, Instruments & Components	(2,496,901)

	Energy Equipment & Services – (1.6)%

(29,700)	Halliburton Company	(958,716)

(9,500)	Schlumberger Limited	(681,340)
	Total Energy Equipment & Services	(1,640,056)

	Food Products – (1.6)%

(22,913)	Hain Celestial Group Inc., (2)	(847,094)

(19,605)	Pinnacle Foods Inc.	(846,740)
	Total Food Products	(1,693,834)

	Health Care Equipment & Supplies – (3.2)%

(5,700)	Becton, Dickinson and Company	(840,465)

(6,109)	Cooper Companies, Inc.	(873,343)

(11,418)	Idexx Labs Inc., (2)	(835,341)

(8,300)	Zimmer Holdings, Inc.	(803,523)
	Total Health Care Equipment & Supplies	(3,352,672)

	Health Care Providers & Services – (2.4)%

(59,460)	Brookdale Senior Living Inc., (2)	(854,440)

(31,300)	Envision Healthcare Holdings Inc., (2)	(688,287)

(8,500)	Laboratory Corporation of America Holdings, (2)	(933,640)
	Total Health Care Providers & Services	(2,476,367)

	Hotels, Restaurants & Leisure – (2.6)%

(1,650)	Chipotle Mexican Grill, (2)	(840,114)

(17,700)	Norwegian Cruise Line Holdings Limited, (2)	(869,601)

(11,300)	Wynn Resorts Ltd	(932,024)
	Total Hotels, Restaurants & Leisure	(2,641,739)

	Household Durables – (3.6)%

(22,300)	Garmin Limited	(903,373)

(11,600)	Harman International Industries Inc.	(889,488)

(22,500)	Lennar Corporation, Class A	(943,650)

(34,200)	Toll Brothers Inc., (2)	(938,790)
	Total Household Durables	(3,675,301)

Nuveen	83

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	Household Products – (0.8)%

(12,700)	Colgate-Palmolive Company	$(833,628)

	Insurance – (1.6)%

(20,493)	Arthur J. Gallagher & Co.	(816,646)

(22,900)	XL Capital Ltd, Class A	(787,302)
	Total Insurance	(1,603,948)

	Internet & Catalog Retail – (0.5)%

(5,700)	NetFlix.com Inc., (2)	(532,437)

	Internet Software & Services – (4.4)%

(5,200)	CoStar Group, Inc., (2)	(920,712)

(96,000)	Pandora Media, Inc., (2)	(981,120)

(46,200)	Twitter Inc., (2)	(837,144)

(28,900)	Yahoo! Inc., (2)	(918,731)

(45,600)	Yelp Incorporated, (2)	(922,944)
	Total Internet Software & Services	(4,580,651)

	Life Sciences Tools & Services – (0.8)%

(5,894)	Bio-Rad Laboratories Inc., (2)	(793,568)

	Machinery – (3.0)%

(28,400)	Donaldson Company, Inc.	(802,016)

(20,800)	Flowserve Corporation	(874,016)

(35,000)	Manitowoc Company Inc.	(554,750)

(17,523)	Pentair Limited	(836,022)
	Total Machinery	(3,066,804)

	Media – (0.8)%

(40,800)	Lions Gate Entertainment Corporation, Equity	(860,880)

	Metals & Mining – (2.1)%

(11,900)	Compass Minerals International, Inc.	(807,296)

(72,000)	Freeport-McMoRan, Inc.	(549,360)

(35,700)	Southern Copper Corporation	(854,658)
	Total Metals & Mining	(2,211,314)

	Multiline Retail – (0.5)%

(6,300)	Dollar Tree Stores Inc., (2)	(505,575)

	Multi-Utilities – (1.7)%

(12,300)	Dominion Resources, Inc.	(860,016)

(47,600)	MDU Resources Group Inc.	(866,796)
	Total Multi-Utilities	(1,726,812)

	Oil, Gas & Consumable Fuels – (6.5)%

(21,100)	Anadarko Petroleum Corporation	(800,745)

(40,700)	Cabot Oil & Gas Corporation	(819,291)

84	Nuveen

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

(9,300)	Cimarex Energy Company	$(781,479)

(102,000)	Cobalt International Energy, Inc., (2)	(271,320)

(22,500)	Energen Corporation	(595,800)

(54,200)	Golar LNG, Limited	(993,486)

(29,100)	Gulfport Energy Corporation, (2)	(698,400)

(39,200)	ONEOK, Inc.	(940,800)

(36,800)	Range Resources Corporation	(873,264)
	Total Oil, Gas & Consumable Fuels	(6,774,585)

	Personal Products – (0.9)%

(11,500)	Edgewell Personal Care Co	(879,175)

	Real Estate Investment Trust – (0.6)%

(36,000)	Forest City Realty Trust Inc.	(671,400)

	Real Estate Management & Development – (0.9)%

(10,005)	Howard Hughes Corporation, (2)	(928,364)

	Road & Rail – (2.4)%

(14,900)	Genesee & Wyoming Inc., (2)	(845,128)

(10,000)	Kansas City Southern Industries	(817,100)

(14,100)	Ryder System, Inc.	(799,752)
	Total Road & Rail	(2,461,980)

	Semiconductors & Semiconductor Equipment – (1.7)%

(20,700)	Microchip Technology Incorporated	(920,943)

(37,300)	SunPower Corporation, (2)	(881,026)
	Total Semiconductors & Semiconductor Equipment	(1,801,969)

	Software – (3.0)%

(14,000)	NetSuite Inc., (2)	(845,880)

(4,600)	Ultimate Software Group, Inc., (2)	(790,096)

(15,100)	Workday Inc., Class A, (2)	(912,795)

(262,000)	Zynga Inc., (2)	(552,820)
	Total Software	(3,101,591)

	Specialty Retail – (3.4)%

(17,900)	CarMax, Inc., (2)	(828,054)

(20,645)	Dick’s Sporting Goods Inc.	(876,793)

(36,400)	DSW Inc.	(953,680)

(16,200)	Williams-Sonoma Inc.	(844,182)
	Total Specialty Retail	(3,502,709)

	Textiles, Apparel & Luxury Goods – (3.6)%

(49,700)	Kate Spade & Company, (2)	(985,054)

(14,700)	Lululemon Athletica Inc., (2)	(922,131)

Nuveen	85

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods (continued)

(10,654)	Under Armour, Inc., (2)	$(891,633)

(13,400)	VF Corporation	(872,474)
	Total Textiles, Apparel & Luxury Goods	(3,671,292)

	Thrifts & Mortgage Finance – (0.8)%

(55,200)	New York Community Bancorp Inc.	(835,176)

	Tobacco – (0.8)%

(16,398)	Reynolds American Inc.	(826,951)

	Trading Companies & Distributors – (0.9)%

(19,500)	Fastenal Company	(883,155)

	Water Utilities – (0.7)%

(24,400)	Aqua America Inc.	(745,908)
	Total Common Stocks Sold Short (proceeds $88,442,922)	(82,554,930)
	Other Assets Less Liabilities – 10.4%	10,739,848
	Net Assets – 100%	$103,329,763

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $113,928,365 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

86	Nuveen

Nuveen Equity Market Neutral Fund

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 89.3%

	COMMON STOCKS – 89.3%

	Aerospace & Defense – 3.1%

6,500	Boeing Company	$768,170

5,800	Huntington Ingalls Industries Inc.	760,148

17,400	Spirit AeroSystems Holdings Inc., (2)	800,400
	Total Aerospace & Defense	2,328,718

	Air Freight & Logistics – 0.7%

11,200	Expeditors International of Washington, Inc.	512,736

	Airlines – 4.9%

10,100	Alaska Air Group, Inc.	746,390

16,300	Delta Air Lines, Inc.	786,312

32,100	JetBlue Airways Corporation, (2)	706,200

16,100	Southwest Airlines Co.	675,395

13,100	United Continental Holdings Inc., (2)	750,106
	Total Airlines	3,664,403

	Auto Components – 1.5%

23,600	Goodyear Tire & Rubber Company	710,832

3,800	Lear Corporation	385,130
	Total Auto Components	1,095,962

	Automobiles – 2.8%

63,000	Ford Motor Company	788,130

26,300	General Motors Company	774,272

9,200	Thor Industries, Inc.	509,496
	Total Automobiles	2,071,898

	Banks – 0.6%

39,100	Bank of America Corporation	489,532

	Biotechnology – 4.1%

5,300	Amgen Inc.	754,084

2,900	Biogen Inc., (2)	752,318

8,800	Gilead Sciences, Inc.	767,800

6,300	United Therapeutics Corporation, (2)	768,222
	Total Biotechnology	3,042,424

	Building Products – 0.7%

12,600	Owens Corning	540,792

	Chemicals – 0.7%

12,500	Cabot Corporation	556,625

Nuveen	87

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	Communications Equipment – 4.0%

78,400	Brocade Communications Systems Inc.	$778,512

27,500	Cisco Systems, Inc.	719,950

8,400	F5 Networks, Inc., (2)	807,828

28,400	Juniper Networks Inc.	701,480
	Total Communications Equipment	3,007,770

	Construction & Engineering – 2.4%

29,100	AECOM, (2)	799,086

13,700	Chicago Bridge & Iron Company N.V.	459,498

14,200	Jacobs Engineering Group, Inc., (2)	548,830
	Total Construction & Engineering	1,807,414

	Containers & Packaging – 0.5%

33,300	Graphic Packaging Holding Company	410,589

	Diversified Consumer Services – 0.1%

13,100	Apollo Group, Inc., (2)	107,289

	Diversified Financial Services – 0.4%

4,300	NASDAQ Stock Market, Inc.	272,147

	Diversified Telecommunication Services – 1.5%

26,400	CenturyLink Inc.	807,576

21,500	Intelsat SA, (2)	36,980

32,300	Windstream Holdings Inc.	242,896
	Total Diversified Telecommunication Services	1,087,452

	Electrical Equipment – 0.9%

4,500	Regal-Beloit Corporation	245,610

3,800	Rockwell Automation, Inc.	395,542
	Total Electrical Equipment	641,152

	Electronic Equipment, Instruments & Components – 2.6%

20,900	Ingram Micro, Inc., Class A	748,220

34,400	Jabil Circuit Inc.	717,240

36,400	Vishay Intertechnology Inc.	430,976
	Total Electronic Equipment, Instruments & Components	1,896,436

	Energy Equipment & Services – 1.6%

35,300	Ensco PLC	306,051

94,900	Noble Corporation PLC	790,517

18,300	Tidewater Inc.	105,225
	Total Energy Equipment & Services	1,201,793

	Food & Staples Retailing – 1.1%

18,000	Sysco Corporation	794,340

88	Nuveen

Shares	Description (1)	Value

	Health Care Providers & Services – 6.0%

4,500	Aetna Inc.	$488,835

8,800	AmerisourceBergen Corporation	762,256

4,400	Anthem Inc.	575,036

4,900	Cardinal Health, Inc.	400,330

5,400	Centene Corporation, (2)	307,584

11,000	Express Scripts, Holding Company, (2)	774,180

6,100	Health Net Inc., (2)	379,542

4,900	McKesson HBOC Inc.	762,538
	Total Health Care Providers & Services	4,450,301

	Hotels, Restaurants & Leisure – 5.3%

15,500	Brinker International Inc.	771,900

15,700	Carnival Corporation	752,972

12,200	Darden Restaurants, Inc.	779,336

9,800	Marriott International, Inc., Class A	667,870

1,200	McDonald’s Corporation	140,628

3,800	Panera Bread Company, (2)	787,360
	Total Hotels, Restaurants & Leisure	3,900,066

	Independent Power & Renewable Electricity Producers – 1.1%

16,200	Calpine Corporation, (2)	203,472

58,000	NRG Energy Inc.	625,240
	Total Independent Power & Renewable Electricity Producers	828,712

	Insurance – 2.2%

3,000	Aspen Insurance Holdings Limited	134,070

31,300	Assured Guaranty Limited	776,553

1,400	Everest Reinsurance Group Ltd	260,582

4,100	Travelers Companies, Inc.	440,832
	Total Insurance	1,612,037

	Internet & Catalog Retail – 1.2%

183,200	Groupon Inc., (2)	875,696

	Internet Software & Services – 2.1%

32,200	eBay Inc., (2)	766,360

9,400	VeriSign, Inc., (2)	794,206
	Total Internet Software & Services	1,560,566

	IT Services – 5.0%

6,500	CoreLogic Inc.	224,835

11,800	Global Payments Inc.	719,210

5,700	Henry Jack and Associates Inc.	468,768

14,200	Leidos Holdings Inc.	613,724

Nuveen	89

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	IT Services (continued)

6,900	MasterCard, Inc.	$599,748

13,200	Vantiv Inc., (2)	686,928

39,200	Xerox Corporation	376,712
	Total IT Services	3,689,925

	Life Sciences Tools & Services – 0.9%

10,700	Quintiles Transnational Corporation, (2)	670,997

	Machinery – 4.5%

12,400	AGCO Corporation	613,676

23,200	Allision Transmission Holdings Inc.	549,376

63,000	Joy Global Inc.	813,960

10,100	Kennametal Inc.	203,313

31,100	Trinity Industries Inc.	492,624

5,900	Valmont Industries, Inc.	666,995
	Total Machinery	3,339,944

	Media – 5.6%

31,000	Discovery Communications inc., Class A Shares, (2)	775,000

53,500	Gannett Company, Inc.	816,410

34,400	Interpublic Group of Companies, Inc.	735,816

13,600	MSG Networks Inc., (2)	223,312

39,800	News Corporation, Class A Shares	430,636

13,100	Scripps Networks Interactive, Class A Shares	776,044

109,200	Sirius XM Holdings Inc., (2)	406,224
	Total Media	4,163,442

	Metals & Mining – 2.6%

15,200	Nucor Corporation	597,968

12,800	Reliance Steel & Aluminum Company	779,392

31,500	Steel Dynamics Inc.	572,985
	Total Metals & Mining	1,950,345

	Multiline Retail – 1.8%

9,300	Big Lots, Inc.	376,185

6,500	Kohl’s Corporation	303,355

8,100	Target Corporation	635,445
	Total Multiline Retail	1,314,985

	Oil, Gas & Consumable Fuels – 0.9%

9,800	CVTR Energy Inc.	231,770

320,600	Denbury Resources Inc.	410,368
	Total Oil, Gas & Consumable Fuels	642,138

	Personal Products – 1.0%

14,100	Herbalife, Limited	771,975

90	Nuveen

Shares	Description (1)			Value

	Professional Services – 1.0%

9,900	Manpower Inc.			$766,656

	Semiconductors & Semiconductor Equipment – 3.2%

19,100	Intel Corporation			565,169

37,500	Marvell Technology Group Ltd.			358,125

72,800	Micron Technology, Inc., (2)			773,864

79,800	ON Semiconductor Corporation, (2)			669,522
	Total Semiconductors & Semiconductor Equipment			2,366,680

	Software – 1.1%

11,100	Citrix Systems, (2)			784,215

	Specialty Retail – 3.8%

23,500	Aaron Rents Inc.			540,265

24,000	Best Buy Co., Inc.			777,360

6,200	Home Depot, Inc.			769,544

11,300	Lowe’s Companies, Inc.			763,089
	Total Specialty Retail			2,850,258

	Technology Hardware, Storage & Peripherals – 3.0%

8,100	Apple, Inc.			783,189

73,200	HP Inc.			782,508

26,900	NCR Corporation, (2)			628,384
	Total Technology Hardware, Storage & Peripherals			2,194,081

	Trading Companies & Distributors – 0.7%

11,400	WESCO International Inc., (2)			502,170

	Wireless Telecommunication Services – 2.1%

29,500	Telephone and Data Systems Inc.			788,240

20,800	T-Mobile US Inc., (2)			771,680
	Total Wireless Telecommunication Services			1,559,920
	Total Long-Term Investments (cost $68,888,438)			66,324,581

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 6.1%

	REPURCHASE AGREEMENTS – 6.1%

$4,555	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/29/16, repurchase price $4,554,532, collateralized by $4,550,000 U.S. Treasury Notes, 2.000%, due 8/15/25, value $4,646,688	0.030%	3/01/16	$4,554,528
	Total Short-Term Investments (cost $4,554,528)			4,554,528
	Total Investments (cost $73,442,966) – 95.4%			70,879,109

Nuveen	91

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	COMMON STOCKS SOLD SHORT – (68.3)% (3)

	Aerospace & Defense – (1.2)%

(10,800)	Hexcel Corporation	$(446,364)

(5,600)	Orbital ATK, Inc.	(469,056)
	Total Aerospace & Defense	(915,420)

	Airlines – (0.8)%

(13,000)	Spirit Airline Holdings, (2)	(620,750)

	Automobiles – (0.6)%

(2,400)	Tesla Motors Inc., (2)	(460,632)

	Beverages – (1.3)%

(5,900)	Molson Coors Brewing Company, Class B	(503,093)

(3,800)	Monster Beverage Corporation, (2)	(476,900)
	Total Beverages	(979,993)

	Biotechnology – (1.4)%

(45,100)	Opko Health Inc., (2)	(419,430)

(5,400)	Intercept Pharmaceuticals Incorporated, (2)	(601,452)
	Total Biotechnology	(1,020,882)

	Building Products – (0.6)%

(8,900)	Fortune Brands Home & Security	(446,958)

	Capital Markets – (0.8)%

(22,900)	Invesco LTD	(612,346)

	Chemicals – (5.1)%

(3,400)	Air Products & Chemicals Inc.	(450,398)

(2,300)	Ashland Inc.	(219,167)

(19,300)	CF Industries Holdings, Inc.	(703,678)

(10,000)	E.I. Du Pont de Nemours and Company	(608,700)

(16,700)	FMC Corporation	(628,588)

(1,700)	NewMarket Corporation	(620,738)

(5,800)	Praxair, Inc.	(590,382)
	Total Chemicals	(3,821,651)

	Commercial Services & Supplies – (0.5)%

(11,500)	Tyco International PLC	(404,570)

	Communications Equipment – (0.8)%

(25,000)	CommScope Holding Company Inc., (2)	(629,750)

	Construction Materials – (0.6)%

(7,100)	Eagle Materials Inc.	(428,982)

	Consumer Finance – (0.8)%

(27,200)	OneMain Holdings Inc., (2)	(613,904)

92	Nuveen

Shares	Description (1)	Value

	Electrical Equipment – (0.2)%

(6,000)	Solarcity Corporation, (2)	$(110,580)

	Electric Utilities – (1.5)%

(10,700)	Eversource Energy	(581,010)

(12,500)	ITC Holdings Corporation	(507,875)
	Total Electric Utilities	(1,088,885)

	Electronic Equipment, Instruments & Components – (2.0)%

(16,100)	National Instruments Corporation	(464,485)

(17,700)	VeriFone Holdings Inc., (2)	(422,853)

(9,300)	Zebra Technologies Corporation, Class A, (2)	(574,554)
	Total Electronic Equipment, Instruments & Components	(1,461,892)

	Energy Equipment & Services – (1.7)%

(12,100)	Halliburton Company	(390,588)

(8,300)	Schlumberger Limited	(595,276)

(45,100)	Weatherford International PLC, (2)	(288,640)
	Total Energy Equipment & Services	(1,274,504)

	Food Products – (1.4)%

(5,500)	Kraft Heinz Company	(423,610)

(16,000)	WhiteWave Foods Company, (2)	(619,520)
	Total Food Products	(1,043,130)

	Health Care Equipment & Supplies – (2.8)%

(3,300)	Becton, Dickinson and Company	(486,585)

(5,700)	Boston Scientific Corporation, (2)	(96,786)

(6,000)	Edwards Lifesciences Corporation, (2)	(522,000)

(6,700)	Idexx Labs Inc., (2)	(490,172)

(5,200)	Zimmer Holdings, Inc.	(503,412)
	Total Health Care Equipment & Supplies	(2,098,955)

	Health Care Providers & Services – (0.8)%

(2,300)	Acadia Healthcare Company Inc., (2)	(127,443)

(32,400)	Brookdale Senior Living Inc., (2)	(465,588)
	Total Health Care Providers & Services	(593,031)

	Hotels, Restaurants & Leisure – (2.5)%

(1,200)	Chipotle Mexican Grill, (2)	(610,992)

(10,600)	Norwegian Cruise Line Holdings Limited, (2)	(520,778)

(8,300)	Wynn Resorts Ltd	(684,584)
	Total Hotels, Restaurants & Leisure	(1,816,354)

	Household Durables – (1.9)%

(13,000)	Garmin Limited	(526,630)

(9,100)	Lennar Corporation, Class A	(381,654)

(16,700)	Taylor Morrison, (2)	(232,297)

Nuveen	93

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	Household Durables (continued)

(9,500)	Toll Brothers Inc., (2)	$(260,775)
	Total Household Durables	(1,401,356)

	Household Products – (1.3)%

(7,200)	Colgate-Palmolive Company	(472,608)

(6,200)	Procter & Gamble Company	(497,798)
	Total Household Products	(970,406)

	Internet & Catalog Retail – (0.6)%

(4,700)	NetFlix.com Inc., (2)	(439,027)

	Internet Software & Services – (3.4)%

(1,600)	CoStar Group, Inc., (2)	(283,296)

(66,100)	Pandora Media, Inc., (2)	(675,542)

(36,200)	Twitter Inc., (2)	(655,944)

(17,300)	Yahoo! Inc., (2)	(549,967)

(16,400)	Yelp Incorporated, (2)	(331,936)
	Total Internet Software & Services	(2,496,685)

	Machinery – (3.5)%

(17,300)	Donaldson Company, Inc.	(488,552)

(12,300)	Flowserve Corporation	(516,846)

(7,900)	Ingersoll Rand Company Limited, Class A	(438,924)

(39,300)	Manitowoc Company Inc.	(622,905)

(10,900)	Pentair Limited	(520,039)
	Total Machinery	(2,587,266)

	Media – (2.0)%

(2,600)	Charter Communications, Inc., Class A, (2)	(466,856)

(14,900)	Dreamworks Animation SKG Inc., (2)	(382,334)

(30,700)	Lions Gate Entertainment Corporation, Equity	(647,770)
	Total Media	(1,496,960)

	Metals & Mining – (2.2)%

(8,900)	Compass Minerals International, Inc.	(603,776)

(77,400)	Freeport-McMoRan, Inc.	(590,562)

(19,100)	Southern Copper Corporation	(457,254)
	Total Metals & Mining	(1,651,592)

	Multiline Retail – (0.7)%

(6,600)	Dollar Tree Stores Inc., (2)	(529,650)

	Multi-Utilities – (1.2)%

(8,900)	Dominion Resources, Inc.	(622,288)

(9,000)	TECO Energy, Inc.	(247,230)
	Total Multi-Utilities	(869,518)

94	Nuveen

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – (6.3)%

(15,700)	Anadarko Petroleum Corporation	$(595,815)

(1,700)	Cabot Oil & Gas Corporation	(34,221)

(780)	California Resources Corporation	(438)

(15,100)	Cheniere Energy Inc., (2)	(539,825)

(5,400)	Cimarex Energy Company	(453,762)

(138,600)	Cobalt International Energy, Inc., (2)	(368,676)

(11,200)	Energen Corporation	(296,576)

(5,500)	Exxon Mobil Corporation	(440,825)

(7,900)	Golar LNG, Limited	(144,807)

(31,100)	Kinder Morgan, Inc.	(562,599)

(8,300)	Occidental Petroleum Corporation	(571,206)

(2,400)	Pioneer Natural Resources Company	(289,272)

(14,500)	Range Resources Corporation	(344,085)
	Total Oil, Gas & Consumable Fuels	(4,642,107)

	Personal Products – (0.7)%

(6,700)	Edgewell Personal Care Co	(512,215)

	Pharmaceuticals – (0.6)%

(1,500)	Allergan PLC, (2)	(435,165)

	Road & Rail – (2.0)%

(10,900)	Genesee & Wyoming Inc., (2)	(618,248)

(7,500)	Kansas City Southern Industries	(612,825)

(3,400)	Union Pacific Corporation	(268,124)
	Total Road & Rail	(1,499,197)

	Semiconductors & Semiconductor Equipment – (2.2)%

(5,700)	Analog Devices, Inc.	(302,043)

(10,400)	Microchip Technology Incorporated	(462,696)

(67,400)	SunEdison Inc., (2)	(133,452)

(29,600)	SunPower Corporation, (2)	(699,152)
	Total Semiconductors & Semiconductor Equipment	(1,597,343)

	Software – (3.5)%

(37,800)	FireEye Inc., (2)	(640,332)

(11,100)	NetSuite Inc., (2)	(670,662)

(16,700)	Splunk Inc., (2)	(728,120)

(4,300)	Workday Inc., Class A, (2)	(259,935)

(125,500)	Zynga Inc., (2)	(264,805)
	Total Software	(2,563,854)

	Specialty Retail – (3.0)%

(13,500)	CarMax, Inc., (2)	(624,510)

(12,200)	Sally Beauty Holdings Inc., (2)	(385,276)

Nuveen	95

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	February 29, 2016 (Unaudited)

Shares	Description (1)	Value

	Specialty Retail (continued)

(6,400)	Signet Jewelers Limited	$(693,760)

(10,700)	Williams-Sonoma Inc.	(557,577)
	Total Specialty Retail	(2,261,123)

	Technology Hardware, Storage & Peripherals – (0.3)%

(10,300)	Stratasys, Inc., (2)	(194,155)

	Textiles, Apparel & Luxury Goods – (3.1)%

(23,100)	Kate Spade & Company, (2)	(457,842)

(8,800)	Lululemon Athletica Inc., (2)	(552,024)

(7,600)	Under Armour, Inc., (2)	(636,044)

(10,300)	VF Corporation	(670,633)
	Total Textiles, Apparel & Luxury Goods	(2,316,543)

	Tobacco – (0.7)%

(10,600)	Reynolds American Inc.	(534,558)

	Trading Companies & Distributors – (0.5)%

(8,800)	Fastenal Company	(398,552)

	Water Utilities – (1.2)%

(5,000)	American Water Works Company	(324,100)

(18,200)	Aqua America Inc.	(556,374)
	Total Water Utilities	(880,474)
	Total Common Stocks Sold Short (proceeds $58,322,494)	(50,720,915)
	Other Assets Less Liabilities – 72.9%	54,098,344
	Net Assets – 100%	$74,256,538

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $11,107,700 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

96	Nuveen

Statement of

Assets and Liabilities	February 29, 2016 (Unaudited)

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Assets
Long-term investments, at value ($374,617,125, $244,940,802, $93,177,055, $123,048,346 and $41,930,155, respectively)	$355,296,880	$232,412,831	$90,974,719	$113,455,330	$39,589,380
Short-term investments, at value (cost approximates value)	767,472	—	—	—	—
Cash	—	—	—	—	89,848
Cash collateral at brokers(1)	—	—	—	—	—
Receivable for:
Dividends	919,293	478,635	136,706	416,245	111,098
Investments sold	15,625,916	3,189,047	3,258,849	6,269,209	63,698
Shares sold	338,407	1,438,441	165,986	311,605	136,939
Other assets	119,547	19,170	15,961	19,490	12,371
Total assets	373,067,515	237,538,124	94,552,221	120,471,879	40,003,334
Liabilities
Cash overdraft	—	409,990	286,094	203,683	—
Common stocks sold short, at value (proceeds $ —, $ —, $ —, $ — and $ —, respectively)	—	—	—	—	—
Payable for:
Dividends on common stocks sold short	—	—	—	—	—
Investments purchased	15,666,641	3,160,823	2,761,423	6,455,800	179,124
Shares redeemed	546,154	383,393	215,963	163,926	63,907
Accrued expenses:
Management fees	192,992	123,284	42,719	56,129	12,930
Trustees fees	97,603	1,039	428	563	188
12b-1 distribution and service fees	63,250	41,411	12,881	29,805	8,531
Other	169,717	92,239	52,801	68,090	36,124
Total liabilities	16,736,357	4,212,179	3,372,309	6,977,996	300,804
Net assets	$356,331,158	$233,325,945	$91,179,912	$113,493,883	$39,702,530
Class A Shares
Net assets	$223,788,199	$44,434,652	$29,820,874	$51,621,188	$21,672,732
Shares outstanding	11,343,625	1,826,611	1,276,192	2,150,137	968,220
Net asset value (“NAV”) per share	$19.73	$24.33	$23.37	$24.01	$22.38
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$20.93	$25.81	$24.80	$25.47	$23.75
Class C Shares
Net assets	$26,112,172	$43,770,918	$9,287,320	$26,171,321	$5,719,793
Shares outstanding	1,379,728	1,818,946	402,827	1,105,496	256,043
NAV and offering price per share	$18.93	$24.06	$23.06	$23.67	$22.34
Class R3 Shares
Net assets	$154,169	$—	$—	$—	$—
Shares outstanding	7,755	—	—	—	—
NAV and offering price per share	$19.88	$—	$—	$—	$—
Class I Shares
Net assets	$106,276,618	$145,120,375	$52,071,718	$35,701,374	$12,310,005
Shares outstanding	5,358,219	5,962,937	2,227,514	1,486,307	549,894
NAV and offering price per share	$19.83	$24.34	$23.38	$24.02	$22.39
Net assets consist of:
Capital paid-in	$401,464,372	$250,028,415	$97,108,175	$130,237,426	$44,371,306
Undistributed (Over-distribution of) net investment income	3,320,826	1,043,420	358,718	1,050,974	143,326
Accumulated net realized gain (loss)	(29,133,795)	(5,217,919)	(4,084,645)	(8,201,501)	(2,471,327)
Net unrealized appreciation (depreciation)	(19,320,245)	(12,527,971)	(2,202,336)	(9,593,016)	(2,340,775)
Net assets	$356,331,158	$233,325,945	$91,179,912	$113,493,883	$39,702,530
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01

(1)	Cash pledged as collateral for common stocks sold short is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

Nuveen	97

Statement of Assets and Liabilities (Unaudited) (continued)

	Growth	Large Cap Core Plus	Equity Long/ Short	Equity Market Neutral
Assets
Long-term investments, at value (cost $39,927,935, $104,339,873, $169,745,493 and $68,888,438, respectively)	$44,065,256	$99,770,854	$166,635,697	$66,324,581
Short-term investments, at value (cost approximates value)	—	—	8,509,148	4,554,528
Cash	—	—	—	—
Cash collateral at brokers(1)	—	132,858	14,596,215	56,596,268
Receivable for:
Dividends	83,673	221,200	337,782	77,250
Investments sold	535,876	4,501,488	5,842,751	2,854,256
Shares sold	87,732	39,416	726,979	319,423
Other assets	30,462	14,686	25,730	14,283
Total assets	44,802,999	104,680,502	196,674,302	130,740,589
Liabilities
Cash overdraft	49,512	2,564,989	—	—
Common stocks sold short, at value (proceeds $ —, $28,220,384, $88,442,922 and $58,322,494, respectively)	—	23,054,359	82,554,930	50,720,915
Payable for:
Dividends on common stocks sold short	—	34,260	104,741	49,181
Investments purchased	381,319	1,609,624	10,349,995	5,583,049
Shares redeemed	196,305	279,595	97,345	9,140
Accrued expenses:
Management fees	18,378	56,648	92,412	56,000
Trustees fees	209	447	513	241
12b-1 distribution and service fees	8,201	13,831	12,737	3,843
Other	41,473	86,761	131,866	61,682
Total liabilities	695,397	27,700,514	93,344,539	56,484,051
Net assets	$44,107,602	$76,979,988	$103,329,763	$74,256,538
Class A Shares
Net assets	$9,071,971	$16,016,060	$28,992,357	$10,784,443
Shares outstanding	363,787	682,150	942,685	490,329
Net asset value (“NAV”) per share	$24.94	$23.48	$30.76	$21.99
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$26.46	$24.91	$32.64	$23.33
Class C Shares
Net assets	$8,019,157	$13,973,311	$9,102,306	$2,364,882
Shares outstanding	349,129	604,865	314,539	109,736
NAV and offering price per share	$22.97	$23.10	$28.94	$21.55
Class R3 Shares
Net assets	$144,213	$—	$—	$—
Shares outstanding	5,827	—	—	—
NAV and offering price per share	$24.75	$—	$—	$—
Class I Shares
Net assets	$26,872,261	$46,990,617	$65,235,100	$61,107,212
Shares outstanding	1,060,107	1,996,749	2,081,622	2,759,003
NAV and offering price per share	$25.35	$23.53	$31.34	$22.15
Net assets consist of:
Capital paid-in	$38,474,857	$82,079,652	$109,710,435	$71,212,938
Undistributed (Over-distribution of) net investment income	50,466	223,054	(635,696)	(660,967)
Accumulated net realized gain (loss)	1,444,958	(5,919,724)	(8,523,172)	(1,333,155)
Net unrealized appreciation (depreciation)	4,137,321	597,006	2,778,196	5,037,722
Net assets	$44,107,602	$76,979,988	$103,329,763	$74,256,538
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

(1)	Cash pledged as collateral for common stocks sold short is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

98	Nuveen

Statement of

Operations	Six Months Ended February 29, 2016 (Unaudited)

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Investment Income (net of foreign tax withheld of $4,130, $231, $ —, $ — and $ —, respectively)	$5,482,385	$2,313,239	$880,764	$1,859,326	$683,288
Expenses
Management fees	1,360,734	814,580	343,404	513,489	151,829
12b-1 service fees – Class A Shares	308,155	51,738	39,669	67,990	26,057
12b-1 distribution and service fees – Class C Shares	145,248	209,119	42,872	129,817	29,970
12b-1 distribution and service fees – Class R3 Shares	473	—	—	—	—
Dividends expense on common stocks sold short	—	—	—	—	—
Prime broker expenses	—	—	—	—	—
Shareholder servicing agent fees	162,902	91,239	52,521	76,910	23,075
Custodian fees	34,831	23,152	16,419	16,984	16,305
Trustees fees	2,617	3,134	1,313	1,721	575
Professional fees	24,857	15,800	11,244	12,562	10,651
Shareholder reporting expenses	31,140	19,575	11,761	15,960	7,394
Federal and state registration fees	38,637	30,761	22,769	31,652	20,262
Other	10,647	7,734	3,533	5,654	2,834
Total expenses before fee waiver/expense reimbursement	2,120,241	1,266,832	545,505	872,739	288,952
Fee waiver/expense reimbursement	—	—	(23,366)	(64,821)	(38,391)
Net expenses	2,120,241	1,266,832	522,139	807,918	250,561
Net investment income (loss)	3,362,144	1,046,407	358,625	1,051,408	432,727
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(23,505,107)	(4,787,070)	(3,691,407)	(7,562,481)	(2,047,963)
Common stocks sold short	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(9,870,000)	(3,111,758)	(554,054)	(2,475,885)	(622,778)
Common stocks sold short	—	—	—	—	—
Net realized and unrealized gain (loss)	(33,375,107)	(7,898,828)	(4,245,461)	(10,038,366)	(2,670,741)
Net increase (decrease) in net assets from operations	$(30,012,963)	$(6,852,421)	$(3,886,836)	$(8,986,958)	$(2,238,014)

See accompanying notes to financial statements.

Nuveen	99

Statement of Operations (Unaudited) (continued)

	Growth	Large Cap Core Plus	Equity Long/ Short	Equity Market Neutral
Investment Income (net of foreign tax withheld of $ —, $84, $361 and $144, respectively)	$448,935	$1,307,986	$1,470,929	$452,529
Expenses
Management fees	155,616	574,114	683,757	358,541
12b-1 service fees – Class A Shares	11,171	20,870	34,146	12,015
12b-1 distribution and service fees – Class C Shares	43,971	76,341	44,864	9,971
12b-1 distribution and service fees – Class R3 Shares	182	—	—	—
Dividends expense on common stocks sold short	—	223,369	722,739	283,276
Prime broker expenses	—	164,276	386,681	116,674
Shareholder servicing agent fees	21,671	44,379	50,364	22,708
Custodian fees	19,823	25,461	21,115	20,591
Trustees fees	616	1,305	1,530	741
Professional fees	11,334	12,666	13,278	10,729
Shareholder reporting expenses	5,707	10,424	14,546	5,923
Federal and state registration fees	28,819	23,328	32,294	23,176
Other	2,702	4,622	3,367	2,477
Total expenses before fee waiver/expense reimbursement	301,612	1,181,155	2,008,681	866,822
Fee waiver/expense reimbursement	(20,327)	(96,807)	(82,543)	(58,073)
Net expenses	281,285	1,084,348	1,926,138	808,749
Net investment income (loss)	167,650	223,638	(455,209)	(356,220)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,964,981	(6,150,516)	(13,724,639)	(1,619,450)
Common stocks sold short	—	1,713,291	5,860,985	2,153,588
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(2,807,721)	(519,904)	(702,262)	(1,123,150)
Common stocks sold short	—	2,013,739	355,168	3,651,147
Net realized and unrealized gain (loss)	(842,740)	(2,943,390)	(8,210,748)	3,062,135
Net increase (decrease) in net assets from operations	$(675,090)	$(2,719,752)	$(8,665,957)	$2,705,915

See accompanying notes to financial statements.

100	Nuveen

Statement of

Changes in Net Assets	(Unaudited)

	Large Cap Value		Large Cap Core
	Six Months Ended 2/29/16	Year Ended 8/31/15	Six Months Ended 2/29/16	Year Ended 8/31/15
Operations
Net investment income (loss)	$3,362,144	$4,623,760	$1,046,407	$1,588,292
Net realized gain (loss) from:
Investments and foreign currency	(23,505,107)	34,141,370	(4,787,070)	3,588,701
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(9,870,000)	(65,093,383)	(3,111,758)	(14,707,283)
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	(30,012,963)	(26,328,253)	(6,852,421)	(9,530,290)
Distributions to Shareholders
From net investment income:
Class A Shares	(2,740,858)	(2,455,704)	(260,913)	(17,407)
Class C Shares	(71,281)	(15,633)	—	—
Class R3 Shares	(890)	(694)	—	—
Class I Shares	(1,620,342)	(1,254,815)	(1,231,787)	(272,162)
From accumulated net realized gains:
Class A Shares	(20,742,963)	(31,890,375)	(665,871)	(361,833)
Class C Shares	(2,587,341)	(3,400,382)	(672,892)	(280,596)
Class R3 Shares	(9,113)	(13,510)	—	—
Class I Shares	(9,303,235)	(12,073,792)	(2,305,540)	(1,589,370)
Decrease in net assets from distributions to shareholders	(37,076,023)	(51,104,905)	(5,137,003)	(2,521,368)
Fund Share Transactions
Proceeds from sale of shares	49,158,226	107,631,449	66,951,709	216,649,260
Proceeds from shares issued to shareholders due to reinvestment of distributions	30,907,897	42,183,256	3,409,488	1,697,209
	80,066,123	149,814,705	70,361,197	218,346,469
Cost of shares redeemed	(59,072,707)	(96,509,905)	(54,953,572)	(45,410,183)
Net increase (decrease) in net assets from Fund share transactions	20,993,416	53,304,800	15,407,625	172,936,286
Net increase (decrease) in net assets	(46,095,570)	(24,128,358)	3,418,201	160,884,628
Net assets at the beginning of period	402,426,728	426,555,086	229,907,744	69,023,116
Net assets at the end of period	$356,331,158	$402,426,728	$233,325,945	$229,907,744
Undistributed (Over-distribution of) net investment income at the end of period	$3,320,826	$4,392,053	$1,043,420	$1,489,713

See accompanying notes to financial statements.

Nuveen	101

Statement of Changes in Net Assets (Unaudited) (continued)

	Large Cap Growth		Concentrated Core
	Six Months Ended 2/29/16	Year Ended 8/31/15	Six Months Ended 2/29/16	Year Ended 8/31/15
Operations
Net investment income (loss)	$358,625	$480,677	$1,051,408	$720,366
Net realized gain (loss) from:
Investments and foreign currency	(3,691,407)	3,165,493	(7,562,481)	4,597,216
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(554,054)	(5,886,068)	(2,475,885)	(8,766,932)
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	(3,886,836)	(2,239,898)	(8,986,958)	(3,449,350)
Distributions to Shareholders
From net investment income:
Class A Shares	(118,046)	(16,220)	(277,738)	(19,305)
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class I Shares	(356,988)	(134,374)	(321,714)	(152,830)
From accumulated net realized gains:
Class A Shares	(1,116,072)	(548,226)	(2,022,709)	(307,323)
Class C Shares	(307,807)	(138,909)	(986,428)	(56,400)
Class R3 Shares	—	—	—	—
Class I Shares	(1,947,469)	(1,397,584)	(1,737,972)	(457,404)
Decrease in net assets from distributions to shareholders	(3,846,382)	(2,235,313)	(5,346,561)	(993,262)
Fund Share Transactions
Proceeds from sale of shares	15,590,195	72,417,682	29,866,612	175,802,286
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,458,730	1,012,291	5,221,924	952,809
	18,048,925	73,429,973	35,088,536	176,755,095
Cost of shares redeemed	(16,677,023)	(11,813,254)	(39,604,262)	(58,361,676)
Net increase (decrease) in net assets from Fund share transactions	1,371,902	61,616,719	(4,515,726)	118,393,419
Net increase (decrease) in net assets	(6,361,316)	57,141,508	(18,849,245)	113,950,807
Net assets at the beginning of period	97,541,228	40,399,720	132,343,128	18,392,321
Net assets at the end of period	$91,179,912	$97,541,228	$113,493,883	$132,343,128
Undistributed (Over-distribution of) net investment income at the end of period	$358,718	$475,127	$1,050,974	$599,018

See accompanying notes to financial statements.

102	Nuveen

	Core Dividend		Growth
	Six Months Ended 2/29/16	Year Ended 8/31/15	Six Months Ended 2/29/16	Year Ended 8/31/15
Operations
Net investment income (loss)	$432,727	$610,857	$167,650	$229,737
Net realized gain (loss) from:
Investments and foreign currency	(2,047,963)	396,705	1,964,981	7,092,074
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(622,778)	(3,056,804)	(2,807,721)	(5,681,549)
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	(2,238,014)	(2,049,242)	(675,090)	1,640,262
Distributions to Shareholders
From net investment income:
Class A Shares	(170,257)	(266,879)	(63,860)	—
Class C Shares	(25,766)	(42,575)	—	—
Class R3 Shares	—	—	(272)	—
Class I Shares	(151,180)	(261,652)	(282,789)	—
From accumulated net realized gains:
Class A Shares	(327,317)	(324,290)	(1,030,621)	(698,144)
Class C Shares	(92,004)	(92,361)	(1,133,943)	(864,060)
Class R3 Shares	—	—	(8,899)	(5,762)
Class I Shares	(249,825)	(261,701)	(3,506,692)	(2,868,948)
Decrease in net assets from distributions to shareholders	(1,016,349)	(1,249,458)	(6,027,076)	(4,436,914)
Fund Share Transactions
Proceeds from sale of shares	8,593,937	37,114,879	8,271,594	25,955,934
Proceeds from shares issued to shareholders due to reinvestment of distributions	965,782	1,179,996	5,202,799	3,724,976
	9,559,719	38,294,875	13,474,393	29,680,910
Cost of shares redeemed	(11,188,809)	(7,392,122)	(9,901,322)	(28,811,652)
Net increase (decrease) in net assets from Fund share transactions	(1,629,090)	30,902,753	3,573,071	869,258
Net increase (decrease) in net assets	(4,883,453)	27,604,053	(3,129,095)	(1,927,394)
Net assets at the beginning of period	44,585,983	16,981,930	47,236,697	49,164,091
Net assets at the end of period	$39,702,530	$44,585,983	$44,107,602	$47,236,697
Undistributed (Over-distribution of) net investment income at the end of period	$143,326	$57,802	$50,466	$229,737

See accompanying notes to financial statements.

Nuveen	103

Statement of Changes in Net Assets (Unaudited) (continued)

	Large Cap Core Plus		Equity Long/Short
	Six Months Ended 2/29/16	Year Ended 8/31/15	Six Months Ended 2/29/16	Year Ended 8/31/15
Operations
Net investment income (loss)	$223,638	$441,196	$(455,209)	$(431,908)
Net realized gain (loss) from:
Investments and foreign currency	(6,150,516)	4,352,493	(13,724,639)	3,773,837
Common stocks sold short	1,713,291	(2,088,315)	5,860,985	(3,904,504)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(519,904)	(10,641,409)	(702,262)	(6,167,765)
Common stocks sold short	2,013,739	4,191,336	355,168	7,073,559
Net increase (decrease) in net assets from operations	(2,719,752)	(3,744,699)	(8,665,957)	343,219
Distributions to Shareholders
From net investment income:
Class A Shares	(60,075)	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class I Shares	(414,863)	(73,124)	—	—
From accumulated net realized gains:
Class A Shares	(575,207)	(659,729)	—	(35,372)
Class C Shares	(545,365)	(271,761)	—	(13,356)
Class R3 Shares	—	—	—	—
Class I Shares	(2,280,779)	(2,273,426)	—	(74,376)
Decrease in net assets from distributions to shareholders	(3,876,289)	(3,278,040)	—	(123,104)
Fund Share Transactions
Proceeds from sale of shares	8,181,111	104,287,316	56,963,878	74,710,682
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,342,688	2,746,266	—	122,418
	11,523,799	107,033,582	56,963,878	74,833,100
Cost of shares redeemed	(35,840,312)	(41,665,055)	(31,434,428)	(22,579,893)
Net increase (decrease) in net assets from Fund share transactions	(24,316,513)	65,368,527	25,529,450	52,253,207
Net increase (decrease) in net assets	(30,912,554)	58,345,788	16,863,493	52,473,322
Net assets at the beginning of period	107,892,542	49,546,754	86,466,270	33,992,948
Net assets at the end of period	$76,979,988	$107,892,542	$103,329,763	$86,466,270
Undistributed (Over-distribution of) net investment income at the end of period	$223,054	$474,354	$(635,696)	$(180,487)

See accompanying notes to financial statements.

104	Nuveen

	Equity Market Neutral
	Six Months Ended 2/29/16	Year Ended 8/31/15
Operations
Net investment income (loss)	$(356,220)	$(609,111)
Net realized gain (loss) from:
Investments and foreign currency	(1,619,450)	2,576,777
Common stocks sold short	2,153,588	(3,108,789)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(1,123,150)	(4,624,634)
Common stocks sold short	3,651,147	6,228,428
Net increase (decrease) in net assets from operations	2,705,915	462,671
Distributions to Shareholders
From net investment income:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class I Shares	—	—
From accumulated net realized gains:
Class A Shares	(157,697)	(29,023)
Class C Shares	(34,980)	(6,179)
Class R3 Shares	—	—
Class I Shares	(732,355)	(111,998)
Decrease in net assets from distributions to shareholders	(925,032)	(147,200)
Fund Share Transactions
Proceeds from sale of shares	33,058,811	29,290,932
Proceeds from shares issued to shareholders due to reinvestment of distributions	735,316	114,707
	33,794,127	29,405,639
Cost of shares redeemed	(7,287,901)	(26,067,879)
Net increase (decrease) in net assets from Fund share transactions	26,506,226	3,337,760
Net increase (decrease) in net assets	28,287,109	3,653,231
Net assets at the beginning of period	45,969,429	42,316,198
Net assets at the end of period	$74,256,538	$45,969,429
Undistributed (Over-distribution of) net investment income at the end of period	$(660,967)	$(304,747)

See accompanying notes to financial statements.

Nuveen	105

Financial

Highlights (Unaudited)

Large Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/96)
Year Ended 8/31:
2016(f)	$23.58	$0.19		$(1.89)	$(1.70)	$(0.24)	$(1.91)	$(2.15)	$19.73
2015	28.36	0.27		(1.77)	(1.50)	(0.21)	(3.07)	(3.28)	23.58
2014	25.15	0.31		6.09	6.40	(0.36)	(2.83)	(3.19)	28.36
2013(e)	24.31	0.03		0.81	0.84	—	—	—	25.15
Year Ended 6/30:
2013	20.03	0.29		4.29	4.58	(0.30)	—	(0.30)	24.31
2012	20.25	0.26		(0.24)	0.02	(0.24)	—	(0.24)	20.03
2011	16.11	0.21		4.15	4.36	(0.22)	—	(0.22)	20.25
Class C (8/96)
Year Ended 8/31:
2016(f)	22.60	0.10		(1.81)	(1.71)	(0.05)	(1.91)	(1.96)	18.93
2015	27.31	0.07		(1.70)	(1.63)	(0.01)	(3.07)	(3.08)	22.60
2014	24.33	0.10		5.88	5.98	(0.17)	(2.83)	(3.00)	27.31
2013(e)	23.54	—	**	0.79	0.79	—	—	—	24.33
Year Ended 6/30:
2013	19.41	0.12		4.15	4.27	(0.14)	—	(0.14)	23.54
2012	19.61	0.11		(0.22)	(0.11)	(0.09)	—	(0.09)	19.41
2011	15.61	0.06		4.03	4.09	(0.09)	—	(0.09)	19.61
Class R3 (8/08)
Year Ended 8/31:
2016(f)	23.71	0.17		(1.91)	(1.74)	(0.18)	(1.91)	(2.09)	19.88
2015	28.50	0.19		(1.76)	(1.57)	(0.15)	(3.07)	(3.22)	23.71
2014	25.27	0.24		6.12	6.36	(0.30)	(2.83)	(3.13)	28.50
2013(e)	24.43	0.02		0.82	0.84	—	—	—	25.27
Year Ended 6/30:
2013	20.14	0.24		4.30	4.54	(0.25)	—	(0.25)	24.43
2012	20.34	0.22		(0.23)	(0.01)	(0.19)	—	(0.19)	20.14
2011	16.19	0.18		4.15	4.33	(0.18)	—	(0.18)	20.34
Class I (8/96)
Year Ended 8/31:
2016(f)	23.73	0.22		(1.91)	(1.69)	(0.30)	(1.91)	(2.21)	19.83
2015	28.52	0.34		(1.78)	(1.44)	(0.28)	(3.07)	(3.35)	23.73
2014	25.28	0.37		6.13	6.50	(0.43)	(2.83)	(3.26)	28.52
2013(e)	24.42	0.04		0.82	0.86	—	—	—	25.28
Year Ended 6/30:
2013	20.12	0.34		4.31	4.65	(0.35)	—	(0.35)	24.42
2012	20.34	0.31		(0.24)	0.07	(0.29)	—	(0.29)	20.12
2011	16.18	0.26		4.17	4.43	(0.27)	—	(0.27)	20.34

106	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(7.77)%	$223,788	1.11	%*	1.72	%*	1.11	%*	1.72	%*	73%
(5.75)	267,337	1.12		1.01		1.12		1.01		158
27.40	294,917	1.11		1.16		1.11		1.16		153
3.50	250,052	1.25	*	0.70	*	1.25	*	0.70	*	42

23.09	282,993	1.16		1.30		1.15		1.31		153
0.19	258,324	1.16		1.33		1.16		1.33		99
27.15	295,093	1.22		1.07		1.18		1.11		78

(8.09)	26,112	1.86	*	0.97	*	1.86	*	0.97	*	73
(6.45)	31,516	1.87		0.26		1.87		0.26		158
26.47	26,628	1.86		0.41		1.86		0.41		153
3.36	17,780	2.00	*	(0.02	)*	2.00	*	(0.02	)*	42

22.10	17,174	1.91		0.54		1.90		0.55		153
(0.51)	16,644	1.91		0.58		1.91		0.58		99
26.21	17,518	1.97		0.32		1.93		0.36		78

(7.88)	154	1.35	*	1.56	*	1.35	*	1.56	*	73
(5.99)	232	1.37		0.73		1.37		0.73		158
27.11	135	1.36		0.92		1.36		0.92		153
3.44	87	1.50	*	0.43	*	1.50	*	0.43	*	42

22.72	91	1.41		1.07		1.39		1.08		153
0.04	76	1.41		1.14		1.41		1.14		99
26.80	164	1.49		0.91		1.43		0.97		78

(7.63)	106,277	0.86	*	1.96	*	0.86	*	1.96	*	73
(5.52)	103,342	0.86		1.29		0.86		1.29		158
27.74	104,875	0.86		1.40		0.86		1.40		153
3.52	45,148	1.00	*	0.97	*	1.00	*	0.97	*	42

23.39	42,285	0.91		1.53		0.90		1.55		153
0.45	24,546	0.91		1.59		0.91		1.59		99
27.46	30,150	0.97		1.32		0.93		1.36		78
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the two months ended August 31, 2013.
(f)	For the six months ended February 29, 2016.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen	107

Financial Highlights (Unaudited) (continued)

Large Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2016(f)	$25.64	$0.11	$(0.88)	$(0.77)	$(0.15)	$(0.39)	$(0.54)	$24.33
2015	26.67	0.23	(0.69)	(0.46)	(0.02)	(0.55)	(0.57)	25.64
2014	20.49	0.19	6.42	6.61	(0.08)	(0.35)	(0.43)	26.67
2013(d)	20.00	0.04	0.45	0.49	—	—	—	20.49
Class C (6/13)
2016(f)	25.32	0.02	(0.89)	(0.87)	—	(0.39)	(0.39)	24.06
2015	26.51	0.02	(0.66)	(0.64)	—	(0.55)	(0.55)	25.32
2014	20.46	0.01	6.39	6.40	—	(0.35)	(0.35)	26.51
2013(d)	20.00	0.01	0.45	0.46	—	—	—	20.46
Class I (6/13)
2016(f)	25.69	0.14	(0.88)	(0.74)	(0.22)	(0.39)	(0.61)	24.34
2015	26.71	0.30	(0.68)	(0.38)	(0.09)	(0.55)	(0.64)	25.69
2014	20.50	0.25	6.41	6.66	(0.10)	(0.35)	(0.45)	26.71
2013(d)	20.00	0.03	0.47	0.50	—	—	—	20.50

108	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(3.09)%	$44,435	1.13	%*	0.89	%*	1.13	%*	0.89	%*	62%
(1.76)	37,684	1.14		0.84		1.14		0.84		110
32.63	6,726	1.26		0.69		1.17		0.78		122
2.45	457	1.54	*	0.53	*	1.17	*	0.90	*	34

(3.49)	43,771	1.88	*	0.14	*	1.88	*	0.14	*	62
(2.47)	38,591	1.89		0.09		1.89		0.09		110
31.61	4,937	1.99		(0.02)		1.92		0.06		122
2.30	143	2.31	*	(0.18	)*	1.92	*	0.21	*	34

(2.99)	145,120	0.87	*	1.14	*	0.87	*	1.14	*	62
(1.49)	153,632	0.89		1.11		0.89		1.11		110
32.92	57,360	1.01		0.93		0.92		1.02		122
2.50	11,449	1.55	*	0.07	*	0.92	*	0.69	*	34

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended February 29, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen	109

Financial Highlights (Unaudited) (continued)

Large Cap Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2016(f)	$25.28	$0.08	$(1.03)	$(0.95)	$(0.09)	$(0.87)	$(0.96)	$23.37
2015	26.34	0.15	(0.15)	(0.00)	(0.03)	(1.03)	(1.06)	25.28
2014	20.59	0.17	6.03	6.20	(0.07)	(0.38)	(0.45)	26.34
2013(d)	20.00	0.05	0.54	0.59	—	—	—	20.59
Class C (6/13)
2016(f)	24.96	(0.01)	(1.02)	(1.03)	—	(0.87)	(0.87)	23.06
2015	26.18	(0.06)	(0.13)	(0.19)	—	(1.03)	(1.03)	24.96
2014	20.56	(0.01)	6.01	6.00	—	(0.38)	(0.38)	26.18
2013(d)	20.00	— *	0.56	0.56	—	—	—	20.56
Class I (6/13)
2016(f)	25.33	0.11	(1.03)	(0.92)	(0.16)	(0.87)	(1.03)	23.38
2015	26.38	0.21	(0.14)	0.07	(0.09)	(1.03)	(1.12)	25.33
2014	20.60	0.24	6.02	6.26	(0.10)	(0.38)	(0.48)	26.38
2013(d)	20.00	0.04	0.56	0.60	—	—	—	20.60

110	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(3.96)%	$29,821	1.21	%**	0.62	%**	1.16	%**	0.67	%**	53%
0.00	31,442	1.24		0.49		1.16		0.56		118
30.45	10,734	1.35		0.53		1.17		0.72		145
2.95	1,017	1.49	**	0.92	**	1.15	**	1.25	**	48

(4.32)	9,287	1.97	**	(0.14	)**	1.91	**	(0.08	)**	53
(0.74)	7,621	1.99		(0.29)		1.91		(0.22)		118
29.49	2,187	2.11		(0.22)		1.92		(0.03)		145
2.80	83	2.50	**	(0.60	)**	1.91	**	(0.02	)**	48

(3.87)	52,072	0.96	**	0.87	**	0.91	**	0.92	**	53
0.28	58,478	0.99		0.72		0.91		0.79		118
30.74	27,478	1.10		0.81		0.92		0.99		145
3.00	11,472	1.55	**	0.22	**	0.92	**	0.86	**	48
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended February 29, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen	111

Financial Highlights (Unaudited) (continued)

Concentrated Core

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2016(f)	$26.89	$0.22		$(2.01)	$(1.79)	$(0.13)	$(0.96)	$(1.09)	$24.01
2015	27.16	0.20		(0.14)	0.06	(0.02)	(0.31)	(0.33)	26.89
2014	19.66	0.19		7.37	7.56	(0.04)	(0.02)	(0.06)	27.16
2013(d)	20.00	0.05		(0.39)	(0.34)	—	—	—	19.66
Class C (6/13)
2016(f)	26.50	0.12		(1.99)	(1.87)	—	(0.96)	(0.96)	23.67
2015	26.95	—	*	(0.14)	(0.14)	—	(0.31)	(0.31)	26.50
2014	19.63	0.01		7.33	7.34	—	(0.02)	(0.02)	26.95
2013(d)	20.00	—	*	(0.37)	(0.37)	—	—	—	19.63
Class I (6/13)
2016(f)	26.94	0.26		(2.02)	(1.76)	(0.20)	(0.96)	(1.16)	24.02
2015	27.20	0.27		(0.14)	0.13	(0.08)	(0.31)	(0.39)	26.94
2014	19.68	0.24		7.36	7.60	(0.06)	(0.02)	(0.08)	27.20
2013(d)	20.00	0.04		(0.36)	(0.32)	—	—	—	19.68

112	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(7.01)%	$51,621	1.32	%**	1.63	%**	1.22	%**	1.73	%**	51%
0.21	54,805	1.33		0.61		1.21		0.72		98
38.46	8,315	1.85		0.15		1.22		0.77		88
(1.70)	239	5.78	**	(3.28	)**	1.21	**	1.29	**	24

(7.38)	26,171	2.07	**	0.87	**	1.97	**	0.98	**	51
(0.53)	24,583	2.08		(0.10)		1.96		0.01		98
37.39	1,508	2.65		(0.63)		1.97		0.05		88
(1.85)	117	7.21	**	(5.13	)**	1.97	**	0.11	**	24

(6.91)	35,701	1.07	**	1.88	**	0.97	**	1.98	**	51
0.47	52,955	1.07		0.84		0.96		0.95		98
38.76	8,569	1.71		0.26		0.97		1.00		88
(1.65)	1,018	8.54	**	(6.56	)**	0.97	**	1.01	**	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended February 29, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen	113

Financial Highlights (Unaudited) (continued)

Core Dividend

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2016(f)	$24.13	$0.24	$(1.43)	$(1.19)	$(0.19)	$(0.37)	$(0.56)	$22.38
2015	25.90	0.45	(1.15)	(0.70)	(0.42)	(0.65)	(1.07)	24.13
2014	20.32	0.48	5.65	6.13	(0.42)	(0.13)	(0.55)	25.90
2013(d)	20.00	0.08	0.24	0.32	—	—	—	20.32
Class C (6/13)
2016(f)	24.08	0.15	(1.42)	(1.27)	(0.10)	(0.37)	(0.47)	22.34
2015	25.85	0.26	(1.15)	(0.89)	(0.23)	(0.65)	(0.88)	24.08
2014	20.28	0.29	5.66	5.95	(0.25)	(0.13)	(0.38)	25.85
2013(d)	20.00	0.04	0.24	0.28	—	—	—	20.28
Class I (6/13)
2016(f)	24.14	0.27	(1.43)	(1.16)	(0.22)	(0.37)	(0.59)	22.39
2015	25.91	0.51	(1.14)	(0.63)	(0.49)	(0.65)	(1.14)	24.14
2014	20.32	0.54	5.65	6.19	(0.47)	(0.13)	(0.60)	25.91
2013(d)	20.00	0.07	0.25	0.32	—	—	—	20.32

114	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(5.03)%	$21,673	1.35	%*	1.87	%*	1.17	%*	2.05	%*	60%
(2.82)	20,601	1.37		1.54		1.16		1.75		174
30.48	8,261	1.76		1.40		1.17		1.99		117
1.60	559	5.29	*	(2.26	)*	1.17	*	1.86	*	29

(5.38)	5,720	2.10	*	1.12	*	1.92	*	1.30	*	60
(3.55)	5,950	2.12		0.80		1.91		1.01		174
29.55	2,151	2.54		0.59		1.92		1.21		117
1.40	111	6.52	*	(3.70	)*	1.92	*	0.90	*	29

(4.91)	12,310	1.09	*	2.12	*	0.92	*	2.30	*	60
(2.57)	18,035	1.12		1.79		0.91		2.00		174
30.85	6,571	1.58		1.63		0.92		2.29		117
1.60	1,044	7.50	*	(4.86	)*	0.92	*	1.72	*	29
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended February 29, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen	115

Financial Highlights (Unaudited) (continued)

Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/06)
Year Ended 8/31:
2016(f)	$28.79	$0.10	$(0.31)	$(0.21)	$(0.18)	$(3.46)	$(3.64)	$24.94
2015	30.49	0.12	0.89	1.01	—	(2.71)	(2.71)	28.79
2014	25.03	(0.01)	6.08	6.07	—	(0.61)	(0.61)	30.49
2013(e)	25.68	— **	(0.65)	(0.65)	—	—	—	25.03
Year Ended 7/31:
2013	21.09	0.01	4.62	4.63	(0.04)	—	(0.04)	25.68
2012	20.23	(0.02)	0.88	0.86	—	—	—	21.09
2011	17.10	0.01	3.12	3.13	—	—	—	20.23
Class C (3/06)
Year Ended 8/31:
2016(f)	26.72	(0.01)	(0.28)	(0.29)	—	(3.46)	(3.46)	22.97
2015	28.69	(0.09)	0.83	0.74	—	(2.71)	(2.71)	26.72
2014	23.75	(0.21)	5.76	5.55	—	(0.61)	(0.61)	28.69
2013(e)	24.38	(0.01)	(0.62)	(0.63)	—	—	—	23.75
Year Ended 7/31:
2013	20.14	(0.18)	4.42	4.24	—	—	—	24.38
2012	19.46	(0.16)	0.84	0.68	—	—	—	20.14
2011	16.57	(0.13)	3.02	2.89	—	—	—	19.46
Class R3 (3/09)
Year Ended 8/31:
2016(f)	28.56	0.07	(0.32)	(0.25)	(0.10)	(3.46)	(3.56)	24.75
2015	30.34	0.05	0.88	0.93	—	(2.71)	(2.71)	28.56
2014	24.96	(0.08)	6.07	5.99	—	(0.61)	(0.61)	30.34
2013(e)	25.62	— **	(0.66)	(0.66)	—	—	—	24.96
Year Ended 7/31:
2013	21.06	(0.03)	4.59	4.56	—	—	—	25.62
2012	20.24	(0.07)	0.89	0.82	—	—	—	21.06
2011	17.18	(0.03)	3.09	3.06	—	—	—	20.24
Class I (3/06)
Year Ended 8/31:
2016(f)	29.25	0.13	(0.31)	(0.18)	(0.26)	(3.46)	(3.72)	25.35
2015	30.86	0.21	0.89	1.10	—	(2.71)	(2.71)	29.25
2014	25.27	0.06	6.15	6.21	(0.01)	(0.61)	(0.62)	30.86
2013(e)	25.92	0.01	(0.66)	(0.65)	—	—	—	25.27
Year Ended 7/31:
2013	21.29	0.05	4.67	4.72	(0.09)	—	(0.09)	25.92
2012	20.40	0.05	0.88	0.93	(0.04)	—	(0.04)	21.29
2011	17.24	0.06	3.14	3.20	(0.04)	—	(0.04)	20.40

116	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(1.41)%	$9,072	1.30	%*	0.61%*	1.21	%*	0.70%*	29%
3.40	8,792	1.24		0.38	1.21		0.41	65
24.55	15,558	1.45		(0.27)	1.22		(0.05)	41
(2.53)	13,956	1.37	*	(0.03)*	1.22	*	0.13 *	2

21.97	13,858	1.40		(0.16)	1.22		0.02	67
4.25	12,947	1.31		(0.18)	1.23		(0.09)	72
18.30	9,599	1.19		0.04	1.19		0.04	43

(1.79)	8,019	2.05	*	(0.13)*	1.96	*	(0.05)*	29
2.62	9,150	2.00		(0.36)	1.96		(0.33)	65
23.67	9,094	2.21		(1.01)	1.97		(0.77)	41
(2.58)	4,967	2.13	*	(0.80)*	1.97	*	(0.63)*	2

21.05	4,143	2.18		(1.02)	1.97		(0.81)	67
3.49	1,799	2.07		(0.91)	1.98		(0.82)	72
17.44	1,661	1.94		(0.70)	1.94		(0.70)	43

(1.54)	144	1.56	*	0.41 *	1.46	*	0.51 *	29
3.14	65	1.49		0.14	1.46		0.17	65
24.29	64	1.70		(0.52)	1.47		(0.29)	41
(2.58)	53	1.63	*	(0.28)*	1.48	*	(0.13)*	2

21.65	54	1.63		(0.28)	1.47		(0.12)	67
4.05	110	1.53		(0.42)	1.48		(0.37)	72
17.81	54	1.44		(0.14)	1.44		(0.14)	43

(1.31)	26,872	1.05	*	0.87 *	0.96	*	0.95 *	29
3.67	29,230	1.00		0.64	0.96		0.68	65
24.87	24,449	1.20		(0.01)	0.97		0.22	41
(2.51)	15,456	1.12	*	0.23 *	0.97	*	0.38 *	2

22.26	15,621	1.16		0.04	0.97		0.23	67
4.59	13,301	1.07		0.14	0.98		0.23	72
18.55	26,796	0.94		0.30	0.94		0.30	43

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the one month ended August 31, 2013.
(f)	For the six months ended February 29, 2016.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen	117

Financial Highlights (Unaudited) (continued)

Large Cap Core Plus

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2016(g)	$25.02	$0.05	$(0.66)	$(0.61)	$(0.09)	$(0.84)	$(0.93)	$23.48
2015	26.53	0.09	(0.59)	(0.50)	—	(1.01)	(1.01)	25.02
2014	20.53	0.04	6.32	6.36	(0.02)	(0.34)	(0.36)	26.53
2013(e)	20.00	0.03	0.50	0.53	—	—	—	20.53
Class C (6/13)
2016(g)	24.64	(0.04)	(0.66)	(0.70)	—	(0.84)	(0.84)	23.10
2015	26.33	(0.12)	(0.56)	(0.68)	—	(1.01)	(1.01)	24.64
2014	20.51	(0.13)	6.29	6.16	—	(0.34)	(0.34)	26.33
2013(e)	20.00	(0.03)	0.54	0.51	—	—	—	20.51
Class I (6/13)
2016(g)	25.11	0.08	(0.67)	(0.59)	(0.15)	(0.84)	(0.99)	23.53
2015	26.59	0.16	(0.60)	(0.44)	(0.03)	(1.01)	(1.04)	25.11
2014	20.55	0.11	6.32	6.43	(0.05)	(0.34)	(0.39)	26.59
2013(e)	20.00	0.02	0.53	0.55	—	—	—	20.55

118	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)				Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

(2.63)%	$16,016	2.46	%*	0.21	%*	2.26	%*	0.41	%*	71%
(1.99)	17,191	2.42		0.12		2.22		0.33		153
31.18	7,108	2.55		(0.10)		2.28		0.17		152
2.70	456	2.38	*	0.26	*	1.99	*	0.65	*	41

(3.01)	13,973	3.21	*	(0.55	)*	3.01	*	(0.35	)*	71
(2.70)	15,962	3.18		(0.67)		2.97		(0.46)		153
30.21	3,182	3.28		(0.77)		3.03		(0.52)		152
2.60	51	3.31	*	(1.33	)*	2.66	*	(0.67	)*	41

(2.53)	46,991	2.19	*	0.45	*	2.00	*	0.65	*	71
(1.76)	74,740	2.18		0.38		1.97		0.59		153
31.51	39,257	2.33		0.17		2.06		0.44		152
2.80	18,090	2.33	*	(0.30	)*	1.66	*	0.37	*	41

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as follows:

	Ratios of Dividend Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A		Class C		Class I		Class A		Class C		Class I
2016(g)	0.45	%*	0.45	%*	0.45	%*	0.34	%*	0.34	%*	0.33	%*
2015	0.44		0.44		0.45		0.31		0.31		0.31
2014	0.48		0.47		0.48		0.34		0.34		0.36
2013(e)	0.52	*	0.44	*	0.44	*	—		—		—

(e)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended February 29, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen	119

Financial Highlights (Unaudited) (continued)

Equity Long/Short

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/08)
Year Ended 8/31:
2016(h)	$32.61	$(0.15)	$(1.70)	$(1.85)	$—	$—	$—	$30.76
2015	31.72	(0.26)	1.23	0.97	—	(0.08)	(0.08)	32.61
2014	28.72	(0.23)	4.78	4.55	—	(1.55)	(1.55)	31.72
2013(g)	29.54	0.02	(0.84)	(0.82)	—	—	—	28.72
Year Ended 7/31:
2013	26.81	(0.03)	5.02	4.99	—	(2.26)	(2.26)	29.54
2012	27.28	(0.08)	0.93	0.85	—	(1.32)	(1.32)	26.81
2011	23.61	(0.14)	4.02	3.88	—	(0.21)	(0.21)	27.28
Class C (12/08)
Year Ended 8/31:
2016(h)	30.80	(0.26)	(1.60)	(1.86)	—	—	—	28.94
2015	30.19	(0.48)	1.17	0.69	—	(0.08)	(0.08)	30.80
2014	27.60	(0.43)	4.57	4.14	—	(1.55)	(1.55)	30.19
2013(g)	28.40	— **	(0.80)	(0.80)	—	—	—	27.60
Year Ended 7/31:
2013	26.04	(0.19)	4.81	4.62	—	(2.26)	(2.26)	28.40
2012	26.75	(0.27)	0.88	0.61	—	(1.32)	(1.32)	26.04
2011	23.33	(0.34)	3.97	3.63	—	(0.21)	(0.21)	26.75
Class I (12/08)
Year Ended 8/31:
2016(h)	33.18	(0.12)	(1.72)	(1.84)	—	—	—	31.34
2015	32.20	(0.16)	1.22	1.06	—	(0.08)	(0.08)	33.18
2014	29.10	(0.12)	4.81	4.69	(0.04)	(1.55)	(1.59)	32.20
2013(g)	29.93	0.03	(0.86)	(0.83)	—	—	—	29.10
Year Ended 7/31:
2013	27.06	0.07	5.06	5.13	—	(2.26)	(2.26)	29.93
2012	27.45	(0.04)	0.97	0.93	—	(1.32)	(1.32)	27.06
2011	23.71	(0.08)	4.03	3.95	—	(0.21)	(0.21)	27.45

120	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(5.61)%	$28,992	3.82	%*	(1.10)%*	3.66	%*	(0.94)%*	123%
3.06	24,821	3.76		(1.03)	3.53		(0.79)	222
16.06	13,697	4.24		(1.53)	3.46		(0.75)	232
(2.78)	390	5.42	*	(1.73)*	3.04	*	0.65 *	12

20.39	326	13.43		(10.94)	2.62		(0.13)	292
3.75	54	7.26		(5.26)	2.31		(0.31)	67
16.44	341	6.54		(4.97)	2.10		(0.54)	62

(5.97)	9,102	4.57	*	(1.83)*	4.42	*	(1.68)*	123
2.28	8,087	4.52		(1.76)	4.29		(1.53)	222
15.20	4,080	5.04		(2.30)	4.21		(1.47)	232
(2.82)	138	6.24	*	(2.44)*	3.81	*	(0.01)*	12

19.53	64	10.85		(8.13)	3.47		(0.74)	292
2.90	54	8.01		(6.01)	3.06		(1.06)	67
15.57	334	7.28		(5.72)	2.85		(1.28)	62

(5.49)	65,235	3.57	*	(0.85)*	3.42	*	(0.70)*	123
3.29	53,559	3.52		(0.72)	3.28		(0.48)	222
16.34	16,216	4.20		(1.33)	3.27		(0.40)	232
(2.77)	4,758	5.07	*	(1.17)*	2.78	*	1.11 *	12

20.74	1,611	9.92		(7.20)	2.46		0.26	292
4.03	1,224	7.69		(5.95)	1.92		(0.17)	67
16.67	343	6.29		(4.73)	1.85		(0.29)	62

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short, enhanced custody expense and/or prime broker expenses as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Enhanced Custody and/or Prime Broker Expenses to Average Net Assets(f)
	Class A		Class C		Class I		Class A		Class C		Class I
Year Ended 8/31:
2016(h)	1.33	%*	1.34	%*	1.34	%*	0.72	%*	0.72	%*	0.71	%*
2015	1.17		1.19		1.17		0.74		0.74		0.75
2014	1.12		1.11		1.12		0.72		0.74		0.78
2013(g)	1.42	*	1.46	*	1.42	*	—		—		—
Year Ended 7/31:
2013	0.84		0.89		0.89		0.26		0.32		0.32
2012	0.70		0.70		0.58		0.13		0.13		0.13
2011	0.47		0.47		0.47		0.15		0.15		0.15

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	Effective June 21, 2013 the Fund ended its enhanced custody program and began selling securities short through a prime broker.
(g)	For the one month ended August 31, 2013.
(h)	For the six months ended February 29, 2016.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen	121

Financial Highlights (Unaudited) (continued)

Equity Market Neutral

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2016(g)	$21.39	$(0.16)	$1.13	$0.97	$—	$(0.37)	$(0.37)	$21.99
2015	21.27	(0.32)	0.50	0.18	—	(0.06)	(0.06)	21.39
2014	20.53	(0.44)	1.38	0.94	—	(0.20)	(0.20)	21.27
2013(e)	20.00	(0.04)	0.57	0.53	—	—	—	20.53
Class C (6/13)
2016(g)	21.04	(0.23)	1.11	0.88	—	(0.37)	(0.37)	21.55
2015	21.08	(0.47)	0.49	0.02	—	(0.06)	(0.06)	21.04
2014	20.50	(0.58)	1.36	0.78	—	(0.20)	(0.20)	21.08
2013(e)	20.00	(0.08)	0.58	0.50	—	—	—	20.50
Class I (6/13)
2016(g)	21.51	(0.13)	1.14	1.01	—	(0.37)	(0.37)	22.15
2015	21.34	(0.27)	0.50	0.23	—	(0.06)	(0.06)	21.51
2014	20.54	(0.38)	1.38	1.00	—	(0.20)	(0.20)	21.34
2013(e)	20.00	(0.04)	0.58	0.54	—	—	—	20.54

122	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)				Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

4.57%	$10,784	3.23	%*	(1.63	)%*	3.03	%*	(1.43	)%*	92%
0.86	8,972	3.49		(1.73)		3.24		(1.48)		173
4.55	7,880	3.52		(2.33)		3.26		(2.07)		187
2.65	799	3.00	*	(1.10	)*	2.85	*	(0.95	)*	112

4.21	2,365	3.99	*	(2.38	)*	3.78	*	(2.18	)*	92
0.10	1,835	4.22		(2.49)		3.97		(2.24)		173
3.77	1,768	4.28		(3.05)		4.02		(2.79)		187
2.50	157	3.90	*	(2.45	)*	3.42	*	(1.97	)*	112

4.68	61,107	2.98	*	(1.38	)*	2.77	*	(1.18	)*	92
1.09	35,162	3.21		(1.51)		2.97		(1.26)		173
4.84	32,668	3.37		(2.08)		3.08		(1.79)		187
2.70	13,184	3.04	*	(1.77	)*	2.32	*	(1.05	)*	112

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A		Class C		Class I		Class A		Class C		Class I
2016(g)	1.00	%*	1.00	%*	1.00	%*	0.42	%*	0.42	%*	0.41	%*
2015	1.04		1.03		1.03		0.59		0.58		0.57
2014	1.09		1.06		1.02		0.55		0.59		0.70
2013(e)	1.23	*	1.04	*	0.95	*	—		—		—

(e)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended February 29, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen	123

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust and the Nuveen Investment Trust II (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. The Nuveen Investment Trust is comprised of Nuveen Large Cap Value Fund (“Large Cap Value”), Nuveen Large Cap Core Fund (“Large Cap Core”), Nuveen Large Cap Growth Fund (“Large Cap Growth”), Nuveen Concentrated Core Fund (“Concentrated Core”), Nuveen Core Dividend Fund (“Core Dividend”), Nuveen Large Cap Core Plus Fund (“Large Cap Core Plus”) and Nuveen Equity Market Neutral Fund (“Equity Market Neutral”) among others, and the Nuveen Investment Trust II is comprised of Nuveen Growth Fund (“Growth”) and Nuveen Equity Long/Short Fund (“Equity Long/Short”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trusts on May 6, 1996 and June 27, 1997, respectively.

The end of the reporting period for the Funds is February 29, 2016, and the period covered by these Notes to Financial Statements is the six months ended February 29, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Large Cap Value

Large Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2015, the range was $1.6 billion to $723 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Value Index, at the time of purchase.

Large Cap Core

Large Cap Core’s investment objective is long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2015, the range was $1.6 billion to $723 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time of purchase.

Large Cap Growth

Large Cap Growth’s investment objective is long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2015, the range was $1.6 billion to $723 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Growth Index, at the time of purchase.

Concentrated Core

Concentrated Core’s investment objective is long-term capital appreciation. The Fund pursues its objective by investing in a portfolio of 15-30 equity securities. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time of purchase. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Sub-Adviser will focus on larger capitalization companies in the Russell 1000® Index.

124	Nuveen

Core Dividend

Core Dividend’s investment objective is total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in dividend paying equity securities. Substantially all of the equity securities in which the Fund invests will be, at the time of purchase, dividend paying securities included in the Fund’s benchmark index, the Russell 1000® Index. The Sub-Adviser generally will sell a security that discontinues dividend payments, although it is not required to do so.

Growth

Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Large Cap Core Plus

Large Cap Core Plus’ investment objective is long-term capital appreciation. The Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes (including assets acquired through the Fund’s short sales) in equity securities of large-capitalization companies. Large capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2015, the range was $1.6 billion to $723 billion. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time the position is taken. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions. The Fund intends to maintain an approximate 100% net long exposure to the equity market (long market value minus short market value). However, the Fund’s long and short positions will vary in size as market opportunities change. The Fund’s long positions normally will range between 90% and 150% of the Fund’s net assets and the Fund’s short positions normally will range between 0% and 50% of the Fund’s net assets. However, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund’s long and/or short positions may be outside of these ranges. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, longer.

Equity Long/Short

Equity Long/Short’s investment objective is long-term capital appreciation with low correlation to the U.S. equity market. The Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time the position is taken. As a result, the Fund will invest significantly in large-capitalization companies. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions. The Fund intends to generally maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the 0% exposure which a “market neutral” fund is designed to provide, but less than 100% exposure provided by a fund that invests only in long positions. This net long exposure is expected to be at least 40% under normal market conditions. The goal is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while still affording some protection from a falling market because of the Fund’s short positions, which are designed to perform inversely to the market.

Equity Market Neutral

Equity Market Neutral’s investment objective is to provide investors with long-term capital appreciation independent of the U.S. equity market. The Fund pursues its investment objective utilizing a market neutral strategy, the goal of which is to generate absolute returns that are due primarily to stock selection, rather than the returns and direction of the stock market. The Fund implements its market neutral strategy by establishing long and short positions in a diversified portfolio of equity securities. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Russell 1000® Index at the time of purchase. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions. At any time, the Fund’s net long exposure to the stock market (long market value minus short market value) could range between -20% and 40%.

Each Fund, with the exception of Growth, may also enter into stock index futures contracts to manage cash flows into and out of the Funds.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Nuveen	125

Notes to Financial Statements (Unaudited) (continued)

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income on investments purchased and dividends expense on common stocks sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually, except Core Dividend will pay income dividends quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in

126	Nuveen

netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

Nuveen	127

Notes to Financial Statements (Unaudited) (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$355,296,880	$—	$—	$355,296,880
Short-Term Investments:
Repurchase Agreements	—	767,472	—	767,472
Total	$355,296,880	$767,472	$—	$356,064,352

Large Cap Core
Long-Term Investments*:
Common Stocks	$232,412,831	$—	$—	$232,412,831

Large Cap Growth
Long-Term Investments*:
Common Stocks	$90,974,719	$—	$—	$90,974,719

Concentrated Core
Long-Term Investments*:
Common Stocks	$113,455,330	$—	$—	$113,455,330

Core Dividend
Long-Term Investments*:
Common Stocks	$39,589,380	$—	$—	$39,589,380

Growth
Long-Term Investments*:
Common Stocks	$44,065,256	$—	$—	$44,065,256

Large Cap Core Plus
Long-Term Investments*:
Common Stocks	$99,770,854	$—	$—	$99,770,854
Common Stocks Sold Short*	(23,054,359)	—	—	(23,054,359)
Total	$76,716,495	$—	$—	$76,716,495

Equity Long/Short
Long-Term Investments*:
Common Stocks	$166,635,697	$—	$—	$166,635,697
Short-Term Investments:
Repurchase Agreements	—	8,509,148	—	8,509,148
Common Stocks Sold Short*	(82,554,930)	—	—	(82,554,930)
Total	$84,080,767	$8,509,148	$—	$92,589,915

Equity Market Neutral
Long-Term Investments*:
Common Stocks	$66,324,581	$—	$—	$66,324,581
Short-Term Investments:
Repurchase Agreements	—	4,554,528	—	4,554,528
Common Stocks Sold Short*	(50,720,915)	—	—	(50,720,915)
Total	$15,603,666	$4,554,528	$—	$20,158,194
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as

128	Nuveen

approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Nuveen	129

Notes to Financial Statements (Unaudited) (continued)

The following table presents the repurchase agreements for the following Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Value	Fixed Income Clearing Corporation	$767,472	$(767,472)	$—
Equity Long/Short	Fixed Income Clearing Corporation	8,509,148	(8,509,148)	—
Equity Market Neutral	Fixed Income Clearing Corporation	4,554,528	(4,554,528)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Short Sale Transactions

Large Cap Core Plus, Equity Long/Short and Equity Market Neutral each pursue a “long/short” investment strategy, pursuant to which they sell securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions.

When the Funds sell a security short, they borrow the security from a third party and segregate assets as collateral to secure their obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for each Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Funds’ Portfolio of Investments. The Funds are obligated to pay the party from whom the securities were borrowed dividends declared on the stock by the issuer and such amounts are recognized as “Dividends expense on common stocks sold short” on the Statement of Operations. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of common stocks sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds’ losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Funds will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from common stocks sold short” on the Statement of Operations.

Bank of America Merrill Lynch (“BAML”) facilitates the short sales transactions for the Funds. The Funds currently pay prime brokerage fees to BAML for its services for the Funds, which are recognized as “Prime broker expenses” on the Statement of Operations, when applicable.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

130	Nuveen

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 2/29/16		Year Ended 8/31/15
Large Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	250,374	$5,386,936	1,172,532	$30,517,179
Class C	215,152	4,279,206	554,774	14,010,964
Class R3	3,419	68,879	6,826	170,216
Class I	1,760,997	39,423,205	2,408,463	62,933,090
Shares issued to shareholders due to reinvestment of distributions:
Class A	932,097	19,747,901	1,149,064	28,468,365
Class C	100,958	2,037,698	109,023	2,575,721
Class R3	—	—	—	—
Class I	427,534	9,122,298	446,008	11,139,170
	3,690,531	80,066,123	5,846,690	149,814,705
Shares redeemed:
Class A	(1,178,061)	(25,719,435)	(1,382,590)	(35,629,587)
Class C	(330,981)	(6,703,660)	(244,176)	(6,062,351)
Class R3	(5,456)	(124,888)	(1,784)	(46,538)
Class I	(1,185,504)	(26,524,724)	(2,176,486)	(54,771,429)
	(2,700,002)	(59,072,707)	(3,805,036)	(96,509,905)
Net increase (decrease)	990,529	$20,993,416	2,041,654	$53,304,800

	Six Months Ended 2/29/16		Year Ended 8/31/15
Large Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	591,820	$15,082,920	1,442,539	$38,956,437
Class C	483,606	12,057,248	1,448,568	38,899,575
Class I	1,633,140	39,811,541	5,124,457	138,793,248
Shares issued to shareholders due to reinvestment of distributions:
Class A	30,741	787,826	10,276	268,128
Class C	19,378	488,712	7,729	199,577
Class I	83,078	2,132,950	46,821	1,229,504
	2,841,763	70,361,197	8,080,390	218,346,469
Shares redeemed:
Class A	(265,459)	(6,602,949)	(235,480)	(6,350,713)
Class C	(208,098)	(5,145,656)	(118,466)	(3,164,057)
Class I	(1,733,572)	(43,204,967)	(1,338,334)	(35,895,413)
	(2,207,129)	(54,953,572)	(1,692,280)	(45,410,183)
Net increase (decrease)	634,634	$15,407,625	6,388,110	$172,936,286

Nuveen	131

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 2/29/16		Year Ended 8/31/15
Large Cap Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	277,562	$6,930,299	959,396	$25,308,076
Class C	124,175	3,072,974	261,754	6,906,543
Class I	222,687	5,586,922	1,508,405	40,203,063
Shares issued to shareholders due to reinvestment of distributions:
Class A	43,626	1,081,231	19,074	481,971
Class C	7,408	180,759	2,262	56,594
Class I	48,184	1,196,740	18,658	473,726
	723,642	18,048,925	2,769,549	73,429,973
Shares redeemed:
Class A	(288,662)	(7,109,782)	(142,352)	(3,752,445)
Class C	(34,100)	(827,222)	(42,218)	(1,102,348)
Class I	(352,446)	(8,740,019)	(259,650)	(6,958,461)
	(675,208)	(16,677,023)	(444,220)	(11,813,254)
Net increase (decrease)	48,434	$1,371,902	2,325,329	$61,616,719

	Six Months Ended 2/29/16		Year Ended 8/31/15
Concentrated Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	489,371	$12,818,396	2,372,515	$66,296,117
Class C	234,329	5,981,642	904,844	25,204,557
Class I	426,591	11,066,574	3,011,031	84,301,612
Shares issued to shareholders due to reinvestment of distributions:
Class A	85,190	2,233,297	11,900	322,682
Class C	37,758	972,268	2,005	53,670
Class I	76,728	2,016,359	21,028	576,457
	1,349,967	35,088,536	6,323,323	176,755,095
Shares redeemed:
Class A	(462,549)	(11,937,034)	(652,505)	(18,271,599)
Class C	(94,186)	(2,305,612)	(35,199)	(993,597)
Class I	(982,734)	(25,361,616)	(1,381,414)	(39,096,480)
	(1,539,469)	(39,604,262)	(2,069,118)	(58,361,676)
Net increase (decrease)	(189,502)	$(4,515,726)	4,254,205	$118,393,419

	Six Months Ended 2/29/16		Year Ended 8/31/15
Core Dividend	Shares	Amount	Shares	Amount
Shares sold:
Class A	280,297	$6,508,825	677,046	$17,471,941
Class C	42,214	981,287	181,535	4,712,492
Class I	47,141	1,103,825	577,577	14,930,446
Shares issued to shareholders due to reinvestment of distributions:
Class A	21,125	495,398	23,140	583,565
Class C	4,646	108,749	4,942	123,819
Class I	15,426	361,635	18,711	472,612
	410,849	9,559,719	1,482,951	38,294,875
Shares redeemed:
Class A	(186,893)	(4,344,647)	(165,390)	(4,215,173)
Class C	(37,914)	(866,985)	(22,582)	(573,886)
Class I	(259,908)	(5,977,177)	(102,674)	(2,603,063)
	(484,715)	(11,188,809)	(290,646)	(7,392,122)
Net increase (decrease)	(73,866)	$(1,629,090)	1,192,305	$30,902,753

132	Nuveen

	Six Months Ended 2/29/16		Year Ended 8/31/15
Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	85,047	$2,278,025	88,331	$2,648,878
Class C	29,081	731,411	60,647	1,685,644
Class R3	3,553	89,285	202	6,079
Class I	183,544	5,172,873	702,991	21,615,333
Shares issued to shareholders due to reinvestment of distributions:
Class A	35,019	928,930	19,192	547,540
Class C	31,632	768,666	21,812	580,653
Class R3	—	—	—	—
Class I	129,712	3,505,203	89,761	2,596,783
	497,588	13,474,393	982,936	29,680,910
Shares redeemed:
Class A	(61,645)	(1,668,018)	(312,365)	(9,489,916)
Class C	(53,990)	(1,346,780)	(57,044)	(1,590,577)
Class R3	(1)	(21)	(52)	(1,559)
Class I	(252,478)	(6,886,503)	(585,673)	(17,729,600)
	(368,114)	(9,901,322)	(955,134)	(28,811,652)
Net increase (decrease)	129,474	$3,573,071	27,802	$869,258

	Six Months Ended 2/29/16		Year Ended 8/31/15
Large Cap Core Plus	Shares	Amount	Shares	Amount
Shares sold:
Class A	119,490	$2,947,363	874,874	$23,363,281
Class C	53,654	1,311,306	542,240	14,308,551
Class I	157,296	3,922,442	2,509,047	66,615,484
Shares issued to shareholders due to reinvestment of distributions:
Class A	25,675	635,281	25,523	658,502
Class C	22,462	545,366	10,641	271,761
Class I	87,025	2,162,041	70,105	1,816,003
	465,602	11,523,799	4,032,430	107,033,582
Shares redeemed:
Class A	(150,045)	(3,673,956)	(481,277)	(12,670,678)
Class C	(119,020)	(2,852,807)	(25,955)	(670,827)
Class I	(1,223,915)	(29,313,549)	(1,079,281)	(28,323,550)
	(1,492,980)	(35,840,312)	(1,586,513)	(41,665,055)
Net increase (decrease)	(1,027,378)	$(24,316,513)	2,445,917	$65,368,527

	Six Months Ended 2/29/16		Year Ended 8/31/15
Equity Long/Short	Shares	Amount	Shares	Amount
Shares sold:
Class A	325,918	$10,826,011	593,954	$19,697,958
Class C	78,071	2,453,791	154,640	4,862,175
Class I	1,291,061	43,684,076	1,493,850	50,150,549
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	1,069	35,095
Class C	—	—	428	13,356
Class I	—	—	2,217	73,967
	1,695,050	56,963,878	2,246,158	74,833,100
Shares redeemed:
Class A	(144,433)	(4,760,236)	(265,615)	(8,676,903)
Class C	(26,127)	(788,224)	(27,632)	(861,007)
Class I	(823,413)	(25,885,968)	(385,716)	(13,041,983)
	(993,973)	(31,434,428)	(678,963)	(22,579,893)
Net increase (decrease)	701,077	$25,529,450	1,567,195	$52,253,207

Nuveen	133

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 2/29/16		Year Ended 8/31/15
Equity Market Neutral	Shares	Amount	Shares	Amount
Shares sold:
Class A	218,070	$4,737,329	290,690	$6,267,867
Class C	34,820	746,103	31,840	679,574
Class I	1,266,462	27,575,379	1,037,896	22,343,491
Shares issued to shareholders due to reinvestment of distributions:
Class A	7,168	157,697	1,323	29,023
Class C	1,543	33,306	285	6,179
Class I	24,585	544,313	3,611	79,505
	1,552,648	33,794,127	1,365,645	29,405,639
Shares redeemed:
Class A	(154,445)	(3,359,758)	(242,965)	(5,189,127)
Class C	(13,825)	(293,152)	(28,783)	(613,845)
Class I	(167,003)	(3,634,991)	(937,711)	(20,264,907)
	(335,273)	(7,287,901)	(1,209,459)	(26,067,879)
Net increase (decrease)	1,217,375	$26,506,226	156,186	$3,337,760

5. Investment Transactions

Long-term purchases and sales (including transactions for common stocks sold short, where applicable) during the current fiscal period were as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Purchases	$283,439,686	$154,794,889	$51,511,566	$64,905,261	$25,570,757
Sales	296,011,254	144,291,322	53,613,243	73,971,195	27,673,012

	Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Purchases	$13,348,228	$111,384,534	$341,118,338	$92,296,010
Sales	14,818,720	139,687,164	316,976,793	87,604,116

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of February 29, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding common stocks sold short), as determined on a federal income tax basis, were as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Cost of investments	$381,008,583	$245,370,938	$93,569,130	$123,685,954	$42,352,516
Gross unrealized:
Appreciation	$20,096,802	$11,317,827	$4,750,017	$3,490,752	$1,864,536
Depreciation	(45,041,033)	(24,275,934)	(7,344,428)	(13,721,376)	(4,627,672)
Net unrealized appreciation (depreciation) of investments	$(24,944,231)	$(12,958,107)	$(2,594,411)	$(10,230,624)	$(2,763,136)

134	Nuveen

	Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Cost of investments	$40,088,932	$105,094,074	$178,342,664	$74,082,976
Gross unrealized:
Appreciation	$6,173,011	$5,484,794	$6,984,950	$3,162,256
Depreciation	(2,196,687)	(10,808,014)	(10,182,769)	(6,366,123)
Net unrealized appreciation (depreciation) of investments	$3,976,324	$(5,323,220)	$(3,197,819)	$(3,203,867)

Permanent differences, primarily due to investments in short sales, real estate investment trust adjustments, investments in partnerships and tax equalization resulted in reclassifications among the Funds’ components of net assets as of August 31, 2015, the Funds’ last tax year end, as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Capital paid-in	$3,067,906	$282,654	$—	$—	$1
Undistributed (Over-distribution of) net investment income	105,315	(4,351)	2,700	—	(2,453)
Accumulated net realized gain (loss)	(3,173,221)	(278,303)	(2,700)	—	2,452

	Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Capital paid-in	$1,128,263	$—	$(291,765)	$(271,672)
Undistributed (Over-distribution of) net investment income	—	33,629	367,989	304,364
Accumulated net realized gain (loss)	(1,128,263)	(33,629)	(76,224)	(32,692)

The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2015, the Funds’ last tax year end, were as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Undistributed net ordinary income[1]	$13,676,336	$3,893,593	$2,090,022	$4,509,573	$585,303
Undistributed net long-term capital gains	23,353,667	1,239,710	1,755,290	835,142	140,642

	Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Undistributed net ordinary income[1]	$840,946	$1,480,675	$—	$—
Undistributed net long-term capital gains	4,709,920	2,393,002	—	369,761
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended August 31, 2015, was designated for purposes of the dividends paid deduction as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Distributions from net ordinary income[1]	$35,484,644	$2,448,979	$2,228,618	$923,688	$1,211,713
Distributions from net long-term capital gains	15,620,261	72,389	6,695	69,574	37,745

	Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Distributions from net ordinary income[1]	$68,225	$3,149,388	$—	$47,365
Distributions from net long-term capital gains	4,368,689	128,652	123,104	99,835
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of August 31, 2015, the Funds’ last tax year end, the Funds did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains.

The following Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Equity Long/Short	Equity Market Neutral
Post-October capital losses[2]	$417,869	$—
Late-year ordinary losses[3]	180,487	304,747
[2]	Capital losses incurred from November 1, 2014 through August 31, 2015, the Funds’ last tax year end.
[3]	Ordinary losses incurred from January 1, 2015 through August 31, 2015, and/or specified losses incurred from November 1, 2014 through August 31, 2015.

Nuveen	135

Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend	Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
For the first $125 million	0.5500%	0.5500%	0.5500%	0.6500%	0.5500%	0.5000%	1.0000%	1.1000%	1.1000%
For the next $125 million	0.5375	0.5375	0.5375	0.6375	0.5375	0.4875	0.9875	1.0875	1.0875
For the next $250 million	0.5250	0.5250	0.5250	0.6250	0.5250	0.4750	0.9750	1.0750	1.0750
For the next $500 million	0.5125	0.5125	0.5125	0.6125	0.5125	0.4625	0.9625	1.0625	1.0625
For the next $1 billion	0.5000	0.5000	0.5000	0.6000	0.5000	0.4500	0.9500	1.0500	1.0500
For net assets over $2 billion	0.4750	0.4750	0.4750	0.5750	0.4750	0.4250	0.9250	1.0250	1.0250

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 29, 2016, the complex-level fee for each Fund was 0.1640%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividends expense on securities sold short and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Large Cap Value	N/A	N/A	1.20%
Large Cap Core	0.95%	December 31, 2016	N/A
Large Cap Growth	0.95	December 31, 2016	N/A
Concentrated Core	1.00	December 31, 2016	N/A
Core Dividend	0.95	December 31, 2016	N/A
Growth	1.00	December 31, 2016	1.40
Large Cap Core Plus	1.25	December 31, 2016	N/A
Equity Long/Short	1.40	December 31, 2016	N/A
Equity Market Neutral	1.40	December 31, 2016	N/A

N/A – Not applicable.

Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that

136	Nuveen

enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Sales charges collected	$39,443	$217,120	$29,777	$68,271	$33,923
Paid to financial intermediaries	35,320	193,546	26,849	60,025	29,817

		Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Sales charges collected		$16,136	$28,057	$96,449	$5,009
Paid to financial intermediaries		14,135	25,503	84,614	4,907

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Commission advances	$29,384	$127,099	$28,218	$51,781	$6,714

		Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Commission advances		$3,290	$15,798	$23,122	$7,537

To compensate for commissions advanced to financial intermediaries all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
12b-1 fees retained	$31,980	$176,483	$31,732	$114,177	$19,632

		Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
12b-1 fees retained		$2,061	$58,199	$25,804	$3,373

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
CDSC retained	$2,617	$8,356	$1,823	$3,504	$1,131

		Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
CDSC retained		$665	$2,056	$2,256	$1,356

As of the end of the reporting period, Nuveen owned shares of the following Funds, as follows:

	Large Cap Value	Core Dividend	Growth
Class A Shares	—	2,013	—
Class C Shares	—	2,015	—
Class R3 Shares	2,126	N/A	2,125
Class I Shares	—	36,228	—

N/A – Fund does not offer share class.

Nuveen	137

Notes to Financial Statements (Unaudited) (continued)

8. Borrowing Arrangements

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

138	Nuveen

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

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Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index: The BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Equity Market Neutral Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Market Neutral Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Long/Short Equity Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Long/Short Equity Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Long Position: A security the fund owns in its portfolio.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Price/Earnings (P/E) Ratio: is calculated by dividing the current price of the stock by its forecasted 12 months’ earnings per share. The average of the price/earnings ratio of a fund is a weighted harmonic average of all the current P/E ratios (excluding negatives) of the stocks in the fund’s portfolio. This should not be construed as a forecast of the Fund’s performance.

140	Nuveen

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

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Notes

142	Nuveen

Notes

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Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $229 billion as of March 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-NLCES-0216D        15316-INV-B-04/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: June 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: June 27, 2016

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: June 27, 2016